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UNITED STATES SECURITIES AND EXCHANGE COMMISSION	OMB APPROVAL
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Proxy Statement
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TODCO
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2000 W. Sam Houston Pkwy. S., Suite 800 Houston, Texas 77042-3615 Main 713.278.6000 Fax 713.278.6100 www.theoffshoredrillingcompany.com

April 8, 2005

DEAR FELLOW STOCKHOLDER:

On behalf of the Board of Directors, I cordially invite you to attend the 2005 Annual Meeting of Stockholders (the "Annual Meeting") of TODCO (the "Company"). The Annual Meeting will be held at 8:00 a.m., Houston time, on Tuesday, May 10, 2005, at the Westchase Hilton Hotel, 9999 Westheimer, Houston, Texas.

At the Annual Meeting, stockholders will be asked to vote on the election of three Class I Directors, the approval of the Company's existing Long Term Incentive Plan and the establishment of a new Long Term Incentive Plan, all as described in detail in the attached Proxy Statement. The Company's Board of Directors recommends that you vote "FOR" the individuals nominated for election as Class I Directors, "FOR" the approval of the existing Long Term Incentive Plan and "FOR" the approval of the TODCO 2005 Long Term Incentive Plan.

Your vote is important. Whether or not you are able to attend the Annual Meeting, I hope you will vote promptly. This will ensure that your shares are represented at the Annual Meeting. Stockholders may vote by mailing the enclosed proxy card. Voting by proxy will ensure your representation at the Annual Meeting if you do not attend in person. Please review the instructions on the proxy card regarding each of the voting options available to you. You may vote in person at the Annual Meeting even if you have previously submitted your proxy.

Yours respectfully,

Jan Rask President and Chief Executive Officer

TODCO

2000 W. Sam Houston Parkway S.
Suite 800
Houston, Texas 77042-3615
(713) 278-6000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 10, 2005

Notice is hereby given that the annual meeting of stockholders (the "Annual Meeting") of TODCO (the "Company") will be held at the Westchase Hilton Hotel, 9999 Westheimer, Houston, Texas, at 8:00 a.m., Houston time, on Tuesday, May 10, 2005, to consider and vote on:

  1.
  the election of three Class I Directors, each for a three-year term;

  2.
  the approval of the TODCO Long Term Incentive Plan;

  3.
  the approval of the TODCO 2005 Long Term Incentive Plan; and

  4.
  such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Stockholders of record at the close of business on April 8, 2005, are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. A list of all stockholders entitled to vote at the Annual Meeting will be available at the executive offices of the Company, 2000 W. Sam Houston Parkway S., Suite 800, Houston, Texas 77042-3615, for a period of at least ten days prior to the Annual Meeting, and will also be available at the Annual Meeting.

By Order of the Board of Directors
Randall A. Stafford Vice President, General Counsel and Corporate Secretary
April 8, 2005

Whether or not you plan to attend the Annual Meeting, please sign, date and return the enclosed proxy card as promptly as possible in the envelope provided. No postage is required if mailed in the United States. Should you receive more than one proxy card because your shares are registered in different names and addresses, each proxy card should be signed and returned to ensure that all your shares will be voted. Your proxy may be revoked at any time prior to the time it is voted at the Annual Meeting.

TODCO

2000 W. Sam Houston Parkway S.
Suite 800
Houston, Texas 77042-3615
(713) 278-6000

PROXY STATEMENT
FOR
THE ANNUAL MEETING OF STOCKHOLDERS
OF
TODCO
TO BE HELD ON MAY 10, 2005

GENERAL INFORMATION

Proxies are solicited on behalf of the Board of Directors of the Company to vote on the matters to be acted upon at the Annual Meeting of Stockholders (the "Annual Meeting") of TODCO (the "Company") to be held at the Westchase Hilton Hotel, 9999 Westheimer, Houston, Texas, at 8:00 a.m., Houston time, on Tuesday, May 10, 2005, or any adjournment or postponement thereof. This proxy statement, the notice of Annual Meeting and the enclosed proxy card are first being sent to holders of the Company's shares of Class A common stock, par value $.01 per share ("Common Stock"), entitled to vote at the Annual Meeting (the "Stockholders") on or about April 10, 2005.

VOTING AND PROXY

Stockholders may vote by completing the enclosed proxy card and mailing it in the envelope provided. Please refer to your proxy card for voting options available to you. A proxy may be revoked by a Stockholder at any time prior to the voting thereof by (i) filing with the Secretary of the Company a written revocation or (ii) by delivering to the Company a duly executed proxy bearing a later date. A proxy shall also be revoked if a Stockholder of record is present at the Annual Meeting and elects to vote in person.

Unless contrary instructions are indicated, all shares represented at the Annual Meeting by a validly executed proxy (and which have not been revoked before they are voted) will be voted:

1.
"FOR" the election of the Class I nominees for Director named herein;

2.
"FOR" the approval of the TODCO Long Term Incentive Plan;

3.
"FOR" the approval of the TODCO 2005 Long Term Incentive Plan; and

4.
in accordance with the recommendation of management as to any other matters which may properly come before the Annual Meeting.

In the event a Stockholder specifies a different choice by means of the enclosed proxy, the Stockholder's shares will be voted in accordance with the specification so made.

The cost of solicitation of proxies, if any, will be borne by the Company and, upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees for reasonable expenses incurred by them in forwarding proxy material to and solicitation of proxies from beneficial owners of the Common Stock. In addition to the use of mail, regular employees of the Company may solicit proxies by telephone or other means of communication.

VOTING SECURITIES OUTSTANDING

The Board of Directors set April 8, 2005 as the record date (the "Record Date") for determining the Stockholders entitled to vote at the Annual Meeting. On the Record Date there were approximately 60,700,000 outstanding shares of Common Stock. Each outstanding share of Common Stock is entitled to one vote on each matter to come before the Annual Meeting. There are no cumulative voting rights. A list of all Stockholders entitled to vote will be available at the executive offices of the Company, 2000 W. Sam Houston Parkway S., Suite 800, Houston, Texas 77042-3615, for a period of at least ten days prior to the Annual Meeting, and will also be available at the Annual Meeting. Only Stockholders of record on the books of the Company on the Record Date will be entitled to vote at the Annual Meeting.

For purposes of conducting the Annual Meeting, the holders of at least a majority of the stock issued and outstanding and entitled to vote at the Annual Meeting shall constitute a quorum. A holder of stock shall be treated as being present at the Annual Meeting if the holder of such stock is (i) present in person at the Annual Meeting or (ii) represented at the Annual Meeting by a valid proxy, whether the instrument granting such proxy is marked as casting a vote or abstaining, is left blank or does not empower such proxy to vote with respect to some or all matters to be voted upon at the Annual Meeting. If a quorum is not present or represented at the Annual Meeting, the Chairman of the Board of Directors or the Stockholders holding a majority of the Common Stock present at the Annual Meeting have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting. In determining the number of votes cast, shares abstaining from voting on a matter and shares that are indicated as not being voted on a matter by brokers due to lack of discretionary authority will not be treated as votes cast except as otherwise provided by law or New York Stock Exchange ("NYSE") rules.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company's Amended and Restated Certificate of Incorporation provides that the Board of Directors of the Company is divided or "classified" into three classes ("Class I", "Class II" and "Class III", respectively) serving staggered three year terms. The Company's Corporate Governance Guidelines established by the Board of Directors specify that the Board of Directors shall be comprised of not less than five nor more than twelve directors. Arthur Lindenauer, currently a Class III director, has advised the Company of his intent to resign from the board immediately following the Annual Meeting. Mr. Talbert has advised the Company of his intent to resign from the board before December 22, 2005 although the specific timing of his resignation has not yet been determined. The Company's Board of Directors currently is comprised of seven members and will be comprised of seven members following the Annual Meeting if the three Class I Director nominees are elected. If elected, each Class I Director will hold office for a term ending on the date of the third annual meeting following the Annual Meeting. The current term for Class I Directors expires at the Annual Meeting. The current term for Class II and Class III Directors will expire at the 2006 and 2007 Annual Meetings of Stockholders, respectively.

Three persons have been nominated by the Board of Directors for election as Class I Directors at the Annual Meeting, each nominee is currently a member of the Board of Directors except for Suzanne V. Baer. The Board of Directors urges you to vote "FOR" the election of the individuals who have been nominated to serve as Class I Directors. It is intended that each validly executed proxy solicited hereby will be voted "FOR" the election of the listed nominees for Class I Directors, unless a contrary instruction has been indicated on such proxy. If, at the time of the Annual Meeting, any of the nominees should be unable or decline to serve, the discretionary authority provided in the proxy will be used to vote for a substitute or substitutes as may be designated by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

Nominees

Class I Directors

Thomas N. Amonett, 61, Chairman, has served as a director since May 2004. He was appointed as lead independent director in October 2004 and was appointed Chairman in February 2005. He has been President and Chief Executive Officer of Champion Technologies, Inc., a manufacturer and distributor of specialty chemicals and related services since 1999. From November 1998 to June 1999, he was President, Chief Executive Officer and a director of American Residential Services, Inc., a company providing equipment and services relating to residential heating, ventilating, air conditioning, plumbing, electrical and indoor air quality systems and appliances. From July 1996 until June 1997, Mr. Amonett was Interim President and Chief Executive Officer of Weatherford Enterra, Inc., an energy services and manufacturing company. Mr. Amonett also serves as a director and member of the audit committee of Reunion Industries Inc., a specialty manufacturing company.

Suzanne V. Baer, 57, served as Executive Vice President and Chief Financial Officer of Energy Partners Ltd. an independent oil and natural gas exploration and production company focused on the shallow to moderate depth waters of the Gulf of Mexico Shelf from 2001 until her retirement in April 2005. She joined Energy Partners Ltd. in March 2000. From July 1998 until March 2000, Ms. Baer was Vice President and Treasurer of Burlington Resources Inc., an independent oil and natural gas exploration and production company, and, from October 1997 to July 1998, was Vice President and Assistant Treasurer of Burlington Resources.

Jan Rask, 49, has been President and Chief Executive Officer and has served as a director since July 2002. Mr. Rask was Managing Director, Acquisitions and Special Projects, of Pride International, Inc., a contract drilling company, from September 2001 to July 2002. From July 1996 to September 2001, Mr. Rask was President, Chief Executive Officer and a director of Marine Drilling Companies, Inc., a contract drilling company. Mr. Rask served as President and Chief Executive Officer of Arethusa (Off-Shore) Limited from May 1993 until the acquisition of Arethusa (Off-Shore) Limited by Diamond Offshore Drilling, Inc. in May 1996. Mr. Rask joined Arethusa (Off-Shore) Limited's principal operating subsidiary in 1990 as its President and Chief Executive Officer. Mr. Rask has been a director of Veritas DGC Inc., an integrated geophysical service company, since 1998.

Continuing Directors

Class II Directors

R. Don Cash, 62, has served as a director since May 2004. He is a director of Questar Corporation, an integrated natural gas company. He served as the Chairman of the Board of Directors of Questar from May 1985 to May 2003, as Chief Executive Officer from May 1984 to May 2002 and as President from May 1984 to February 2001. Mr. Cash also serves as a director and member of the compensation committee of National Fuel Gas Co., a diversified energy company, a director of Aegis Mutual Insurance Services, a mutual insurance company, a director and chairman of the compensation committee of Zions Bancorporation, a director of the Lubbock Symphony Board and a director of The Texas Tech Foundation.

Thomas M Hamilton, 61, has served as a director since May 2004. He served as the Chairman, President and Chief Executive Officer of EEX Corporation from January 1997 until his retirement in November 2002. From 1992 to 1997, Mr. Hamilton served as Executive Vice President of Pennzoil Company and as President of Pennzoil Exploration and Production Company. Mr. Hamilton was a director of BP Exploration, where he served as Chief Executive Officer of the Frontier and International Operating Company of BP Exploration from 1989 to 1991 and as the General Manager for East Asia/Australia/Latin America from 1988 to 1989. From 1985 to 1988, he held the position of Senior Vice President of Exploration at Standard Oil Company, prior to its being merged into BP. Mr. Hamilton is also a director and member of the audit committee of FMC Technologies Inc.

Thomas R. Hix, 57, was appointed as a director in February 2004. He was Senior Vice President and Chief Financial Officer of Cooper Cameron Corporation, a petroleum and industrial equipment and services company, from January 1995 until December 2002. Mr. Hix has been retired since January 2003. Previously, he was Senior Vice President of Finance, Treasurer and Chief Financial Officer of The Western Company of North America from September 1993 to April 1995. He is also a director of and member of the audit committee of El Paso Corporation and a director of Health Care Service Corporation.

Class III Directors

Arthur Lindenauer, 67, was appointed as a director in February 2004. He has been a director of Transocean Inc. ("Transocean") since 1999. He became Chairman of the Board of Schlumberger Technology Corporation, the principal U.S. subsidiary of Schlumberger Limited, a global oilfield and information services company, in December 1998 and served in that position through February of 2004. He previously served as Executive Vice President—Finance and Chief Financial Officer of Schlumberger from January 1980 to December 1998. Mr. Lindenauer was a partner with the accounting firm of Price Waterhouse from 1972 to 1980. Mr. Lindenauer is also a director of the New York Chapter of the Cystic Fibrosis Foundation, a Trustee of the American University in Cairo and a member of the Board of Overseer's of the Tuck School of Business at Dartmouth College.

J. Michael Talbert, 58, has served as a director since the Company's merger transaction with Transocean in January 2001 and served as Chairman of the Board of Directors from July 2002 to February 2005. He is Chairman of the Board of Directors of Transocean. He has served as a member of the Board of Directors of Transocean since September 1994. Mr. Talbert served as Chief Executive Officer of Transocean from September 1994 until October 2002, at which time he became Chairman of the Board of Directors. Mr. Talbert also served as Chairman of the Board of Transocean from September 1994 until the time of Transocean's merger transaction with Sedco Forex and as President of Transocean from the time of such merger until December 2001. Prior to assuming his duties with Transocean, Mr. Talbert was President and Chief Executive Officer of Lone Star Gas Company, a natural gas distribution company and a division of Ensearch Corporation. He is also a director of El Paso Corporation, a diversified natural gas company.

Vote Required

The three nominees for election as Class I Directors at the Annual Meeting who receive the greatest number of votes cast by the Stockholders, a plurality, will be elected as Class I Directors. If you hold your shares through a broker, bank or other nominee and you do not instruct them how to vote on this proposal, your broker may have authority to vote your shares. You may vote "FOR" all nominees, "AGAINST" all nominees or withhold your vote for any one or more of the nominees. Abstentions and broker non-votes will not affect the outcome of the election of directors.

The Board of Directors recommends a vote FOR each Class I Director nominee.

CORPORATE GOVERNANCE

Over the past two years, the Corporate Governance Committee and the Board of Directors approved several corporate governance initiatives. The Board of Directors approved the TODCO Code of Business Conduct and Ethics, the TODCO Corporate Governance Guidelines, and the Committee Charters for the Audit, Executive Compensation and Corporate Governance Committees. The Company's Committee Charters and Corporate Governance Guidelines were reviewed and amended by the Board of Directors in February 2005 to, among other things, comply with corporate governance requirements contained in NYSE listing standards and make other enhancements to the Company's corporate governance policies. All of these documents are published in full in the Governance section of "Investor Relations" of the Company's website: http://www.theoffshoredrillingcompany.com under the tab labeled "Governance Documents" and are available in print without charge from the Company's Investor Relations Department. Such requests should be directed to the Investor Relations Department, TODCO, 2000 W. Sam Houston Parkway S., Suite 800, Houston, Texas 77042-3615.

The TODCO Code of Business Conduct and Ethics ("Ethics Code") applies to all of the Company's directors and employees, including the Company's principal executive officer, principal financial officer, principal accounting officer or controller, and other persons performing similar functions. The Ethics Code includes provisions addressing:

  •
  conflicts of interest,

  •
  corporate opportunities,

  •
  confidentiality,

  •
  fair dealing,

  •
  protection and proper use of Company assets, and

  •
  compliance with laws, rules and regulations, including laws addressing insider trading, antitrust and the Foreign Corrupt Practices Act.

No waivers of the Ethics Code have been requested or granted since the Company became publicly traded in February 2004. Pursuant to the Ethics Code, the Company and the Board of Directors established provisions for confidential and anonymous submission of reports of non-compliance with Company policies, practices, standards and procedures to the Company's General Counsel and Chief Financial Officer. The Company and the Board of Directors also established means for submission of reports of accounting, auditing or other business irregularities by any employee through an anonymous toll free hotline. There were no substantive revisions or amendments to the Ethics Code during 2004.

The Corporate Governance Guidelines adopted by the Board of Directors provide, among other things, that it shall conduct:

  •
  regular executive sessions without management,

  •
  separate meetings of only independent directors,

  •
  a formal annual evaluation of the CEO's performance by independent directors,

  •
  an annual self-evaluation of the Board of Directors and its committees, and annual reviews of the committee charters, the Ethics Code and the TODCO Corporate Governance Guidelines.

Independence of Board Members/Committee Structure. The Company's corporate governance guidelines require that at least a majority of the directors meet the independence requirements of the NYSE. The standards of the NYSE relating to independence of a director consist of both a requirement for a board determination that the director has no material relationship with the listed company and the director cannot have any of several specific listed relationships that preclude independence. The Board of Directors considers all relevant facts and circumstances in assessing whether a director is independent.

Except for the Corporate Governance Committee on which Mr. Talbert serves, all of the members of the Board of Directors' standing committees are independent directors. In this regard, the Board of Directors has affirmatively determined that Messrs. Amonett, Cash, Hamilton, Hix and Lindenauer are independent and have no material relationship with the Company. Until December 22, 2004 when Transocean ceased to hold a controlling interest in the Company, it was a "controlled company" within the meaning of the NYSE Corporate Governance Rules and was eligible for certain exemptions from those rules including the requirement that all members of the Corporate Governance and Executive Compensation Committees be independent directors. The Company will be required to become fully compliant with the NYSE Corporate Governance Rules within permitted transition periods. Therefore, by December 21, 2005 all of the directors who serve on those committees must be independent. Presently, a majority of the members of the Board of Directors are independent and a majority of the directors who serve on the Company's Corporate Governance Committee are independent. All of the directors that serve on the Executive Compensation Committee are independent. The Company expects that all of the directors that serve on the Corporate Governance Committee will be independent by December 21, 2005.

The Board of Directors has also considered what types of disclosures should be made relating to the process of determining director independence. To assist in making disclosures regarding its determinations of independence, the Board of Directors has adopted categorical standards as permitted under the listing standards of the NYSE. These categorical standards deal only with what types of relationships need to be disclosed and not whether a particular director is independent. The Board of Directors considers all relevant facts and circumstances in determining whether a director is independent. However, the relationships satisfying the categorical standards are not required to be disclosed or separately discussed in the Company's proxy statement.

A relationship satisfies the categorical standards adopted by the Board of Directors if it:

  •
  is a type of relationship addressed in:

  –
  Item 404 of Regulation S-K of the Securities and Exchange Commission, but under those rules, disclosure is not required, or

  –
  Section 303A.02(b) of the NYSE Listed Company Manual (listing relationships that preclude a determination of independence), but under those rules, a determination of independence is not precluded; or

  •
  consists of charitable contributions by the Company to an organization where a director is an executive officer and such contributions do not exceed the greater of $100,000 or 1% of the organization's gross revenue in any of the last three years.

Presiding Director for Executive Sessions. The non-management directors of the Company met in executive session at each regularly scheduled Board of Directors meeting in 2004. During 2005, they are again scheduled to meet in executive session without management at each regularly scheduled board meeting. In addition, the independent directors met as a group in executive session on two occasions during 2004. Mr. Talbert acted as the presiding director for the meetings of non-management directors. Mr. Amonett was appointed by the independent directors to act as lead independent director and presided over meetings of the independent directors.

Director Nomination Process. The Board of Directors has designated the Corporate Governance Committee as the committee authorized to consider and recommend nominees for the Board of Directors. The Company's Corporate Governance Guidelines require that the Corporate Governance Committee assess the needs of the Company and the Board of Directors so as to recommend candidates who will further the Company's goals. In making that assessment, the Corporate Governance Committee has determined that a candidate must have high professional and personal ethics and values; a record of professional accomplishment in his/her chosen field; relevant expertise and experience; and a reputation, both personal and professional, consistent with the Company's core values. In addition to these minimum qualities, the Corporate Governance Committee considers other qualities that may be desirable. For example, the Board of Directors is committed to having a majority of independent directors and, accordingly, the Corporate Governance Committee evaluates the independence status of any potential director. The Corporate Governance Committee evaluates whether or not a candidate contributes to the Board of Directors' overall diversity and whether or not the candidate can contribute positively to the skill sets of the existing board members.

The Corporate Governance Committee has several methods of identifying candidates. First, the Corporate Governance Committee considers and evaluates whether or not the existing directors whose terms are expiring remain appropriate candidates for the board. Second, the Corporate Governance Committee requests from time to time that its members and other board members identify possible candidates. Mr. Hix was recommended to the Board of Directors by another director. Third, the Corporate Governance Committee has the authority to retain one or more search firms to aid in its search. Messrs. Amonett, Cash, Hamilton and Ms. Baer were included in a group of candidates identified by a search firm retained by the Corporate Governance Committee. The search firm has continued to assist the Board of Directors in identifying potential board candidates, interviewing those candidates and conducting investigations relative to their background and qualifications.

The Corporate Governance Committee will consider nominees for director recommended by stockholders. Stockholders may submit their recommendations in writing, along with:

  •
  the name of and contact information for the candidate;

  •
  a statement detailing the candidate's qualifications and business and educational experience;

  •
  information regarding the qualifications and qualities described under "Director Nomination Process" above;

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  a signed statement of the proposed candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director;

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  a statement that the writer is a stockholder and is proposing a candidate for consideration by the Corporate Governance Committee;

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  a statement detailing any relationship between the candidate and any customer, supplier or competitor of ours;

  •
  financial and accounting background, to enable the Corporate Governance Committee to determine whether the candidate would be suitable for audit committee membership; and

  •
  detailed information about any relationship or understanding between the proposing stockholder and the candidate.

Nominations may be submitted to Mr. Randall A. Stafford, Corporate Secretary, 2000 W. Sam Houston Parkway S., Suite 800, Houston, TX 77042-3615. The extent to which the Corporate Governance Committee dedicates time and resources to the consideration and evaluation of any potential nominee brought to its attention depends on the information available to the Corporate Governance Committee about the qualifications and suitability of the individual, viewed in light of the needs of the Board of Directors, and is at the Corporate Governance Committee's discretion. The Corporate Governance Committee evaluates the desirability for incumbent directors to continue on the Board of Directors following the expiration of their respective terms, taking into account their contributions as board members and the benefit that results from the increasing insight and experience developed over a period of time. Although the Corporate Governance Committee will consider candidates for director recommended by stockholders, it may determine not to recommend that the Board of Directors, and the Board of Directors may determine not to, nominate those candidates for election to the board. For more information on this topic, see "Stockholder Proposals." The Company did not receive any nominations for director from stockholders for consideration at the 2005 Annual Meeting.

Process for Stockholder Communications with the Board of Directors. The Board of Directors has established a process whereby interested parties may communicate with the Board of Directors and/or with any individual director. Stockholders may send communications in writing, addressed to the Board of Directors or an individual director, c/o Mr. Randall A. Stafford, Corporate Secretary, 2000 W. Sam Houston Parkway S., Suite 800, Houston, TX 77042-3615. The Corporate Secretary will forward these communications to the addressee.

Director Attendance at the Annual Meeting. The Company expects all of its directors to attend the Annual Meeting. This will be the Company's first Annual Meeting since becoming a publicly traded company.

Director Compensation

The Company's Board of Directors established a new compensation arrangement effective January 1, 2005. Directors who are also full-time officers or employees of the Company or officers or employees of Transocean receive no additional compensation for serving as directors. The Chairman of the Board is paid an annual retainer of $140,000. All other directors receive an annual retainer of $35,000. The Audit Committee chairman receives an additional $15,000 annual retainer. The Executive Compensation Committee chairman and Corporate Governance Committee chairman receive an additional $10,000 annual retainer. Non-employee directors also receive a fee of $1,500 for each Board of Directors or committee meeting attended in person or by telephone, plus incurred expenses where appropriate.

Commencing in 2005, upon election to the Board of Directors, each outside director is granted 5,000 fully-vested deferred stock units ("DSUs") payable in shares of Common Stock on the earlier of five years from the date of grant or termination from the Board of Directors. Directors may also elect to further defer the receipt of the shares of common stock. On the date of each annual meeting thereafter each outside director is granted $65,000 in fully-vested DSUs, based on the closing price of common stock as reported in Wall Street Journal for that date. DSUs are payable in shares of common stock on the earlier of five years from the date of grant or termination from the Board. Directors also may elect to further defer the receipt of the shares of common stock. Because awards to outside directors are not specified in the Company's Long Term Incentive Plan, the Board of Directors will have authority to determine the awards made to outside directors from time to time without the prior approval of the Company's stockholders.

Stockholder Proposals

To submit proposals for consideration at the Company's Annual Meeting in 2006, including nomination of individuals for election to the Company's Board of Directors, stockholders may use the procedures set forth in the Company's bylaws, which provide that stockholder proposals may be made by any stockholder entitled to vote at the meeting who timely complies with the notice procedures set forth herein. To be timely, a stockholder's proposal must be delivered to or mailed to and received by the Corporate Secretary of the Company at the principal executive offices of the Company no more than one hundred twenty days prior to the anniversary of the date this proxy statement is first mailed to stockholders, which in 2005 is April 12, 2005. Accordingly, to be considered during the 2006 Annual Meeting, stockholder proposals must be received by the Company's Corporate Secretary no later than January 11, 2005. The Company did not receive any stockholder proposals for consideration at the 2005 Annual Meeting.

Board of Directors

The Board of Directors met eight times during the fiscal year ended December 31, 2004. The Board of Directors has three standing committees: the Audit Committee, the Corporate Governance Committee and the Executive Compensation Committee, each of which selects a Committee Chairman from its members. During 2004, each incumbent director attended at least 75% of the meetings held by the Board of Directors and the committees of which he was a member.

Corporate Governance Committee

The Corporate Governance Committee assists the Board of Directors in:

  •
  identifying individuals qualified to become members of the Board of Directors consistent with criteria approved by the Board of Directors,

  •
  recommending to the Board of Directors the director nominees to fill vacancies and to stand for election at the next annual meeting of stockholders,

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  reviewing and recommending board compensation,

  •
  developing and recommending to the Board of Directors the corporate governance principles to be applicable to the Company,

  •
  recommending committee assignments for directors to the Board of Directors, and

  •
  overseeing an annual review of Board of Directors performance.

The Corporate Governance Committee met twice during 2004. The Committee currently consists of Chairman Mr. Cash, and Messrs. Amonett, Hix and Talbert. Mr. Talbert was Chairman of the Committee until February 2005.

Audit Committee

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company's independent registered public accountants. The Audit Committee also monitors the integrity of the Company's financial statements and the independence and performance of the Company's auditors and reviews the Company's financial reporting processes. The Audit Committee reviews and reports to the Board of Directors the scope and results of audits by the Company's independent registered public accountants and the Company's internal auditing staff and reviews the audit and other professional services rendered by the independent registered public accountants. It also reviews with the independent registered public accountants the adequacy of the Company's system of internal controls. It reviews transactions between the Company and the Company's directors and officers, the Company's policies regarding those transactions and compliance with the Company's business ethics and conflict of interest policies.

The Board of Directors requires that all members of the Audit Committee meet the financial literacy standard required under the NYSE rules and that at least one member qualifies as having accounting or related financial management expertise under the NYSE rules. In addition, the SEC has adopted rules requiring that the Company disclose whether or not the Company's audit committee has an "audit committee financial expert" as a member. An "audit committee financial expert" is defined as a person who, based on his or her experience, satisfies all of the following attributes:

  •
  an understanding of generally accepted accounting principles and financial statements;

  •
  an ability to assess the general application of such principles in connection with accounting for estimates, accruals, and reserves;

  •
  experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and level of complexity of issues that can reasonably be expected to be raised by the Company's financial statements, or experience actively supervising one or more persons engaged in such activities;

  •
  an understanding of internal controls and procedures for financial reporting; and

  •
  an understanding of audit committee functions.

The person is to further have acquired such attributes through one or more of the following:

  •
  education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

  •
  experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

  •
  experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or other relevant experience.

The Audit Committee met eleven times during 2004. The Audit Committee currently consists of Chairman Mr. Lindenauer, and Messrs. Hix and Hamilton. The Board of Directors has reviewed the criteria set by the SEC and determined that all three members meet the financial literacy standards required by NYSE rules and that Messrs. Lindenauer and Hix qualify under NYSE rules as having accounting or related financial management expertise. The Board of Directors has also determined that Messrs. Lindenauer and Hix both qualify as "audit committee financial experts." Mr. Lindenauer is an accountant by education, was a partner in an accounting firm and served as the Chief Financial Officer of Schlumberger Limited, a public company. Mr. Hix is an accountant by education and served as the Chief Financial Officer of Cooper Cameron Corporation and The Western Company of North America, both of which were public companies.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is comprised of three independent directors who satisfy the requirements of independence as established by Section 10A of the Securities Exchange Act of 1934, as amended, and in the NYSE listing standards. The Audit Committee is governed by a written charter adopted by the Board of Directors. To carry out its responsibilities, the Audit Committee met eleven times during 2004.

Management is responsible for the Company's internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent registered public accounting firm is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon. The Audit Committee is directly responsible for the appointment, compensation, and oversight of the independent registered public accounting firm employed by the Company (including resolution of any disagreements between management and the registered public accounting firm regarding financial reporting) for the purpose of issuing an audit report or related work. The independent registered public accounting firm reports directly to the Audit Committee.

The Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent registered public firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (as amended) (Communication with Audit Committees).

The Company's independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered public firm that firm's independence.

The Audit Committee has recommended, and the Board of Directors has approved, the inclusion of the Company's audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2004 filed with the Securities and Exchange Commission. The recommendation was based upon the Audit Committee's review, the exercise of its business judgment, the discussions referred to above and reliance upon the Company's management and the Company's independent registered public accounting firm.

Submitted by the Audit Committee,

        Arthur Lindenauer, Chairman
        Thomas R. Hix
        Thomas M. Hamilton
        March 14, 2005

Executive Compensation Committee

The Executive Compensation Committee is appointed by the Board of Directors to assist the Board of Directors in developing a fair compensation program for executives and complying with the Board of Directors' legal and regulatory requirements as to executive compensation. The Executive Compensation Committee met five times during 2004. The Executive Compensation Committee currently consists of Chairman Mr. Hamilton, and Messrs. Cash and Amonett. Mr. Long was Chairman of the Executive Compensation Committee until February 2005. He resigned as a director in March 2005.

REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

From the time of the Company's initial public offering (the "IPO") to May 11, 2004, the Company's Executive Compensation Committee (the "Committee") was comprised of Messrs. Robert L. Long, Chairman, and Thomas R. Hix. On May 11, 2004, the Committee's membership was reconstituted to include Mr. Long as Chairman and Thomas N. Amonett, R. Don Cash and Thomas M Hamilton. All current members of the Committee are independent directors under the rules of the New York Stock Exchange. The Company was entitled during 2004 to the benefit of the "controlled company" exception from the requirement that all members of the Committee are independent directors under the rules of the New York Stock Exchange. Under the current rules of the New York Stock Exchange, the Company would, if necessary, continue to be entitled to that exception through December 22, 2005, the first anniversary of the date on which a majority in voting power of the Company's common stock was no longer owned by Transocean, Inc. or its affiliates.

During 2004, the Committee met 5 times, including meetings in executive session without representatives of management. A nationally recognized compensation consulting firm serves as independent advisors to the Committee.

Executive Officer Compensation

Our executive compensation program is designed to attract and retain a highly qualified and motivated management team and appropriately reward individual executives for their contributions to the attainment of key strategic goals. We review the compensation principles for the executive officers each year. We also review and establish the individual compensation levels for the executive officers.

The Company's executive officer compensation program is comprised of base salary, annual cash bonus and long-term incentive compensation currently in the form of stock options and restricted stock. Additionally, executive officers may participate, on the same basis as other employees, in the Company's broad based plans and benefits available to all employees.

Base Salary. Base salary levels for Jan Rask, the Company's Chief Executive Officer ("CEO"), T. Scott O'Keefe, its Chief Financial Officer ("CFO"), and David J. Crowley, the Company's Vice President—Marketing were established in their respective employment contracts. The employment contracts were entered into in July 2002 in the case of Messrs. Rask and O'Keefe, and in April of 2003 in the case of Mr. Crowley. Each of these employment contracts was negotiated and executed before the Company's IPO and before the Committee was established. Under the terms of each employment contract, the Company is required to annually review the executive's base salary.

We set base salaries for executive officers so that they approximate the size-adjusted median for salaries of comparable executives in our peer group. We adjust base salaries when warranted by an employee's experience and individual performance and when our market surveys or other similar information show that base salaries within the peer group are being adjusted.

Cash Bonus. Another element of compensation is the Company's Performance Bonus Plan under which key employees may receive cash bonuses. The purpose of the Performance Bonus Plan is to link the total cash compensation of key employees directly to the Company's financial performance and certain other goals and objectives. In addition, it provides a layer of variable cash compensation which enables the Company to be strongly competitive in attracting and retaining talented personnel during periods of high demand, without creating an unduly high fixed cost overhead structure that could be burdensome during periods of weak demand in the Company's cyclical industry.

Under the Performance Bonus Plan, Named Executive Officers and other key employees can earn a cash bonus ranging from zero to 200% of a target bonus level set as a percentage of the employee's salary. The award target level for each individual is generally set to approximate the peer group median for cash bonus opportunities of similarly-situated employees in peer group companies. In some instances, cash bonuses unrelated to pre-determined criteria are awarded to reward special efforts by employees, generally in connection with unplanned events. The actual bonus awarded under the Performance Bonus Plan generally depends on the level of achievement attained by the key employee toward multiple, predetermined performance goals.

In 2004, the key performance measurement criteria and corresponding weights utilized under the Performance Bonus Plan for all employees, including the Named Executive Officers, were as follows:

Performance Criteria	Operations Personnel, Health Safety and Environment Personnel and Rig Level Personnel	Other Shore-based Personnel(1)
EBITDA vs. Budget	25%	50%
Direct Operating Expenses vs. Budget	25%	—
Downtime	25%	—
Safety	25%	—
Individual Performance	—	25%
Individual Goals	—	25%

(1)
The Company's CEO and all other Named Executive Officers, other than the Vice President of Operations, were evaluated under the criteria for "Other Shore-Based Personnel." The Vice President of Operations was evaluated under the criteria for "Operations Personnel, Health Safety and Environmental Personnel and Rig Level Personnel."

Earnings before interest, taxes, depreciation and amortization ("EBITDA") and direct operating expenses, each as derived from the Company's financial statements, are used as measures of the Company's overall financial performance as compared to its annual budget. Downtime is defined as unscheduled suspension of rig operations due to equipment failure and is compared to a maximum target figure established at the beginning of the year. Safety performance is measured by comparing the number of recordable safety incidents experienced by the Company to a maximum target number of recordable safety incidents per 200,000 man-hours worked. Individual performance is subjectively assessed by the individual's supervisor or, in the case of the CEO, the Committee. Individual goals are job-specific goals agreed to by the employee and his or her immediate supervisor. The Committee sets the individual goals applicable to our CEO and approves those applicable to all other Named Executive Officers.

In addition to awards under the Performance Bonus Plan, in October 2004 the Committee awarded discretionary bonuses of $75,000 and $25,000 to Mr. Rask and Mr. O'Keefe, respectively, in recognition of their special efforts in completing a secondary offering of the company's common stock by Transocean Inc. in September 2004.

Equity Incentive Compensation. In 2004, before the IPO and the formation of the Committee, the Company's full Board of Directors approved both stock options and grants of restricted stock to reward the Company's executive officers for their efforts leading up to the IPO, provide incentives to retain them, and align their interest with those of the stockholders. The grants to Mr. Rask, Mr. O'Keefe and Mr. Crowley were established by their employment contracts. Other equity grants were either established in connection with offers of employment or, in the case of existing employees were determined based on a formula designed to grant equity value equivalent to a percentage of cash compensation. Going forward the Committee expects to target equity grants at the competitive median of its peer companies, but vary such grants at the discretion of the Committee to take account of individual performance, past grant history, and other relevant factors.

Except for awards to Messrs. Rask and O'Keefe, stock option awards made to executive officers of the Company in 2004 vest over three years, have a ten-year term and are exercisable at the price of the stock on the date of the Company's initial public offering. In the case of Messrs. Rask and O'Keefe the option is exercisable at the price of the stock on the date of the Company's initial public offering, has a 10-year term and one-half of the shares subject to the option became exercisable on February 10, 2004. The remaining shares subject to the option become exercisable on February 10, 2005 and 2006 in equal increments. Except for Mr. Rask, restricted stock grants made to executive officers of the Company in 2004 vest thirty-three percent per year.

CEO Compensation

The base salary for the CEO for 2004 was set in accordance with the terms of his employment contract entered into in 2002. Under his employment contract, his salary is required to be reviewed at least annually. The CEO's salary can be raised above the contractual minimum and, once raised, the newly-increased salary level becomes the contractual minimum salary that cannot thereafter be lowered. The Committee will consider upward adjustments based upon the Company's financial performance, progress in achieving specified business objectives, and by reference to the median salary paid to chief executive officers of the Company's peer group. Through 2004, no increase in the base salary of the CEO had been made since it was contractually set in 2002.

In accordance with the terms of the Performance Bonus Plan, the CEO had a target bonus level of 70% of his base salary. This target bonus level was the minimum target bonus level permitted in his employment contract. The CEO was awarded an incentive bonus of $395,000 in 2005 for his performance in 2004. This represented 106% of his target bonus level.

In 2004, the CEO was awarded options to purchase 1,200,000 shares of the Company's Common Stock pursuant to the terms of his employment contract. Fifty percent of the options granted to the CEO vested on February 10, 2004, twenty-five percent vested on February 10, 2005 and the remaining twenty-five percent will vest on February 10, 2006 if the CEO is still employed by the Company. The options have a ten-year term, and are exercisable at the price of the stock on the date of the Company's initial public offering. The CEO was also awarded 156,496 shares of restricted stock in accordance with the terms of his employment contract. The restricted stock vests on July 16, 2005.

The Committee believes that the CEO's total compensation approximates the peer group median on an annualized basis, and is consistent with the Company's pay philosophy.

Policy Regarding Tax Deductibility

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1 million paid to each of the Company's chief executive officer and the four other most highly compensated officers, unless such compensation meets certain specific requirements. The Committee's intent is to design compensation awards that will be deductible without limitation where doing so will further the purposes of the Company's executive compensation program.

The Committee will, however, take into consideration the various other factors described in this report, together with Section 162(m) considerations, in making executive compensation decisions and could, in certain circumstances, approve and authorize compensation that is not fully tax deductible.

EXECUTIVE COMPENSATION COMMITTEE

Robert L. Long, Chairman
Thomas N. Amonett
R. Don Cash
Thomas M Hamilton
February 7, 2005

Compensation Committee Interlocks and Insider Participation

None of the Company's executive officers have served as members of any compensation committee (or if no committee performs that function, the Board of Directors) of any other entity that has an executive officer serving as a member of the Board of Directors.

PERFORMANCE GRAPH

The chart below presents a comparison of the cumulative total return, assuming $100 invested on February 5, 2004 (the date the Common Stock first became publicly traded) and the reinvestment of dividends, if any, for the Common Stock, the Standard & Poors 500 Index and the Philadelphia Stock Exchange Oil Service Sector Index.

The Philadelphia Stock Exchange Oil Service Sector (OSX) is a price-weighted index composed of 15 companies that provide oil drilling and production services, oil field equipment, support services and geophysical/reservoir services.

EXECUTIVE OFFICERS

The following are the Company's executive officers other than Mr. Rask:

David J. Crowley, 46, has been Vice President—Marketing since April 2003. Mr. Crowley was Director of Marketing at ENSCO International, Inc. from February 2001 to April 2003, when he joined the company. Mr. Crowley served as Manager of Marketing for the Schlumberger—Integrated Project Management group from November 1999 to January 2001. From February 1997 to October 1999, Mr. Crowley served as Manager of Marketing for Schlumberger Oilfield Services UK Ltd. Prior to February 1997, Mr. Crowley held various management positions in operations, engineering and marketing spanning 17 years for Sedco Inc. and Sedco Forex in Europe, West Africa, Middle East, India and Southeast Asia.

Michael L. Kelley, 47, became Vice President—Domestic Operations in February 2004 and in April 2004 he became Vice President—Operations. Mr. Kelley was Manager—Operations at ENSCO Offshore Company, the domestic offshore drilling division of ENSCO International, Inc., from April 1999 to January 2004. From June 1982 to April 1999, Mr. Kelley served in various capacities at R&B Falcon Corporation, the latest of which was as Drilling Superintendent from July 1991 to April 1999. Prior to June 1982, Mr. Kelley held various positions with Tierra Drilling Company.

T. Scott O'Keefe, 49, has been Senior Vice President and Chief Financial Officer since July 2002. From April 2002 to July 2002, Mr. O'Keefe was an independent financial consultant. Mr. O'Keefe was Vice President of Pride International, Inc. from September 2001 until April 2002. Mr. O'Keefe was Senior Vice President, Chief Financial Officer and Secretary of Marine Drilling Companies, Inc. from January 1998 until September 2001. From April 1996 to January 1998, Mr. O'Keefe was a consultant to and Senior Vice President and Chief Financial Officer of Grey Wolf, Inc., a contract drilling company. From March 1995 to April 1996, Mr. O'Keefe provided financial consulting services to various energy companies. From June 1980 to March 1995, Mr. O'Keefe held various financial management positions with public and private oil and gas related companies. He began his professional career with Price Waterhouse & Co. in 1978.

Lloyd M. Pellegrin, 57, has been Vice President—Human Resources since November 2002. Mr. Pellegrin was Region Human Resource Manager, Shallow and Inland Water Region of Transocean from February 2001 until November 2002. From January 1998 until January 2001, Mr. Pellegrin served as Vice President, Administration of R&B Falcon Drilling USA, Inc. Mr. Pellegrin also served as Vice President, Administration with Falcon Drilling Company, Inc. from November 1992 until January 1998. Prior to November 1992, Mr. Pellegrin worked for Atlantic Pacific Marine Corp. for 15 years, most recently as Vice President, Administration.

Randall A. Stafford, 49, has been Vice President, General Counsel and Corporate Secretary since January 2003. From January 2001 until January 2003, Mr. Stafford served as Associate General Counsel of Transocean. From January 2000 until January 2001, Mr. Stafford served as Counsel to R&B Falcon. From January 1990 until January 2000, Mr. Stafford was employed as Associate General Counsel of Pool Energy Services Company, an international oil and gas drilling and well servicing company that was acquired by Nabors Industries in November 1999.

Darren J. Vorst, 40, has been Treasurer since July 2003. Mr. Vorst was Controller from November 2002 until July 2003. Mr. Vorst was Region Finance Manager, Shallow and Inland Water of Transocean from February 2001 until November 2002. From February 2000 until January 2001, Mr. Vorst was Senior Planning Analyst in Corporate Planning for Transocean. From January 1998 until January 2000, Mr. Vorst served as Director of Budgeting for Transocean.

Dale W. Wilhelm, 42, has been Vice President and Controller since July 2003. From July 2002 to July 2003, Mr. Wilhelm was an independent financial consultant. Mr. Wilhelm was Vice President and Controller of Marine Drilling Companies, Inc., a contract drilling company, from May 1998 to July 2002. From August 1997 to May 1998, Mr. Wilhelm was Corporate Controller of Continental Emsco Company, an oilfield equipment manufacturer and distributor, and from September 1994 to August 1997, he was Corporate Controller of Serv-Tech, Inc., an industrial maintenance provider. Mr. Wilhelm was Assistant Corporate Controller for CRSS Inc., an engineering and construction company, from May 1990 to September 1994. Prior to May 1990, Mr. Wilhelm was with the public accounting firm of KPMG, LLP as Audit Manager. Mr. Wilhelm is a certified public accountant.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the aggregate compensation paid to the Company's chief executive officer and four other most highly compensated executive officers (the "Named Executive Officers") during the years ended December 31, 2002, 2003 and 2004.

Summary Compensation Table

		Annual Compensation				Long-Term Compensation Awards
Name and Principal Position	Year	Salary($)		Bonus($)(a)	Other Annual Compensation($)	Restricted Stock Award($)	Securities Underlying Options/SARs	All Other Compensation ($)(b)
Jan Rask President and Chief Executive Officer	2004 2003 2002	530,000 530,000 242,917	(c)	470,000 -0- 194,103	— — —	1,877,952 — —	1,200,000 — —	23,198 2,347 150
T. Scott O'Keefe Senior Vice President and Chief Financial Officer	2004 2003 2002	267,500 260,000 118,333	(c)	175,643 19,500 66,207	— — —	— — —	210,000 — —	20,373 9,360 1,125
David J. Crowley Vice President—Marketing	2004 2003 2002	190,000 129,026 —	(c)	99,874 9,677 —	— — —	— — —	100,000 — —	12,649 43,517 —
Michael L. Kelley Vice President—Operations	2004 2003 2002	165,417 — —	(c)	94,317 — —	— — —	— — —	50,000 — —	43,512 — —
Randall A. Stafford Vice President, General Counsel and Corporate Secretary	2004 2003 2002	175,000 170,000 145,000		60,053 1,913 23,849	— — —	28,728 — —	7,367 — —	10,223 360 360

(a)
The amounts under "Bonus" for each year represent amounts earned with respect to such year under the Company's Performance Bonus Plan. The amounts shown for Messrs. Rask and O'Keefe also include a one time special bonus of $75,000 and $25,000 respectively for their performance in connection with the Company's September 2004 secondary offering. The amount shown for Mr. Kelley includes a $40,000 sign on bonus.

(b)
The amounts shown as "All Other Compensation" represent:

	Year	401K Savings Plan Company Contributions	Payments Under Life Insurance Program	Moving Expenses	Club Membership	Non-Employee Business Travel
Mr. Rask	2004 2003 2002	17,175 1,987 —	360 360 150	— — —	5,416 — —	247 — —
Mr. O'Keefe	2004 2003 2002	13,238 9,000 975	360 360 150	— — —	6,775 — —	— — —
Mr. Crowley	2004 2003 2002	9,206 3,469 —	360 240 —	— 39,808 —	3,083 — —	— — —
Mr. Kelley	2004 2003 2002	7,956 — —	330 — —	34,061 — —	1,165 — —	— — —
Mr. Stafford	2004 2003 2002	9,863 — —	360 360 360	— — —	— — —	— — —
(c)
Mr. Rask, Mr. O'Keefe, Mr. Crowley and Mr. Kelley began their employment with the Company on July 16, 2002, July 18, 2002, April 21, 2003, and February 1, 2004 respectively. Their annual base salaries were $530,000, $260,000, $185,000, and $175,000 respectively.

The following table sets forth information regarding individual grants of stock options made to each of the Named Executive Officers during the year ended December 31, 2004:

Option Grants in Last Fiscal Year

					Potential Realized Value at Annual Rate of Stock Price Appreciation for Option Term ($)
	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year
Name			Exercise Price ($/Sh)	Expiration Date
					5%($)	10%($)
Mr. Rask	1,200,000	73.5%	$12.00	2/10/2014	$9,056,083	$22,949,891
Mr. O'Keefe	210,000	12.9%	12.00	2/10/2014	1,584,814	4,016,231
Mr. Crowley	100,000	6.1%	12.00	2/10/2014	754,674	1,912,491
Mr. Kelley	50,000	3.1%	12.00	2/10/2014	377,337	956,245
Mr. Stafford	7,367	0.5%	12.00	2/10/2014	55,597	140,893

The following table sets forth for each of the Named Executive Officers information regarding aggregated option exercises in 2004, the number of unexercised options segregated by those that were exercisable and those that were unexercisable at December 31, 2004, and the value of the in-the-money options segregated by those that were exercisable and those that were unexercisable at December 31, 2004:

Aggregated Option Exercises in Last
Fiscal Year and Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at December 31, 2004
					Value of Unexercised In-the-Money Options at December 31, 2004($)(a)
Name	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Mr. Rask	—	—	600,000	600,000	$3,852,000	$3,852,000
Mr. O'Keefe	—	—	105,000	105,000	674,100	674,100
Mr. Crowley	—	—	33,333	66,667	213,998	428,002
Mr. Kelley	—	—	16,666	33,334	106,996	214,004
Mr. Stafford	—	—	2,455	4,912	15,761	31,535

(a)
Based on a Closing Price of $18.42/share on December 31, 2004 and an exercise price of $12.00/share.

Long-Term Incentive Plan
Awards in Last Fiscal Year

Name	Number of Shares, Units or Other Rights	Performance or other Period until Maturation or Payout
Mr. Rask	156,496	(a)
Mr. O'Keefe	—	—
Mr. Crowley	—	—
Mr. Kelley	—	—
Mr. Stafford	2,394	(b)

(a)
Shares of Restricted stock that vest on July 16, 2005.

(b)
Shares of Restricted stock that vest in three equal annual installments commencing February 10, 2005.

Securities Authorized for Issuance under Equity Compensation Plan

The following table provides information with respect to compensation plans (including individual compensation arrangements) under which the Company's equity securities are authorized for issuance to employees or non-employees (such as directors, consultants, advisors, vendors, customers, suppliers or lenders), as of December 31, 2004:

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,658,617*	$12.03/share	1,040,637
Equity compensation plans not approved by security holders	—	—	—
Total	1,658,617*	$12.03/share	1,040,637

*
Does not include 300,025 restricted shares of common stock granted under the Long Term Incentive Plan as of December 31, 2004.

Employment Agreements and Change of Control Arrangements

The Company entered into an employment agreement with Mr. Jan Rask effective as of July 16, 2002, as amended on December 12, 2003, to serve as the Company's Chief Executive Officer and President in exchange for specified compensation and benefits. The initial term of his employment agreement ends on January 16, 2007. Afterwards, the agreement automatically renews for an additional one-year term on each anniversary of the effective date of the agreement unless either party gives at least a six-month advance written notice of nonrenewal. Mr. Rask's employment agreement calls for a minimum base salary of $530,000 per year, which will be reviewed at least annually and may be increased afterwards. Mr. Rask's salary was increased to $565,000 per year effective March 1, 2005. The agreement also affords Mr. Rask the opportunity to receive an annual discretionary bonus that is tied to his achievement of specified performance objectives established by the Company's Board of Directors. Mr. Rask's annual discretionary bonus is calculated by multiplying his percentage of attained objectives by his annual target bonus, which is a specified percentage of his base salary. For each year of the initial term of his employment agreement, Mr. Rask's annual target bonus will be no less than 70% of his base salary. In February 2005, Mr. Rask's bonus target was increased to 75%. Under the agreement, Mr. Rask also is eligible to receive stock option awards at the discretion of the Board of Directors and is entitled to participate in the Company's applicable incentive, savings, retirement and welfare plans and to receive specified perquisites.

Pursuant to his employment agreement, on the closing date of the IPO, Mr. Rask received a nonqualified stock option to purchase 1,200,000 shares of Common Stock at an exercise price of $12.00 per share. The option has a ten-year term (except in the case of Mr. Rask's termination) and one-half of the shares subject to the option became exercisable on February 10, 2004. Another 25% of the shares subject to the option became exercisable on February 10, 2005. The remaining shares subject to the option become exercisable on February 10, 2006. In addition to the option, Mr. Rask received 156,496 of restricted shares of Common Stock. The restricted shares vest on July 16, 2005. The option and restricted shares are subject to the other terms and conditions, consistent with the foregoing, of the Company's incentive plan and applicable award agreement.

The Company entered into an employment agreement with Mr. T. Scott O'Keefe effective as of July 18, 2002, as amended on December 12, 2003, to serve as the Company's Chief Financial Officer and Senior Vice President in exchange for specified compensation and benefits. The initial term of his employment agreement ends on January 18, 2006. Afterwards, the agreement automatically renews for an additional one-year term on each anniversary of the effective date of the agreement unless either party gives at least a six-month advance written notice of nonrenewal. Mr. O'Keefe's employment agreement calls for a minimum base salary of $260,000 per year, which will be reviewed at least annually and may be increased afterwards. Mr. O'Keefe's salary was increased to $295,000 per year effective March 1, 2005. The agreement also affords Mr. O'Keefe the opportunity to receive an annual discretionary bonus that is tied to his achievement of specified performance objectives established by the Company's Board of Directors. Mr. O'Keefe's annual discretionary bonus is calculated by multiplying his percentage of attained objectives by his annual target bonus, which is a specified percentage of his base salary. For each year of the initial term of his employment agreement, Mr. O'Keefe's annual target bonus will be no less than 50% of his base salary. Under the agreement, Mr. O'Keefe also is eligible to receive stock option awards at the discretion of the Board of Directors and is entitled to participate in the Company's applicable incentive, savings, retirement and welfare plans and to receive specified perquisites.

Pursuant to his employment agreement, on the closing date of the IPO, Mr. O'Keefe received a nonqualified stock option to purchase 210,000 shares of Common Stock at an exercise price of $12.00 per share. The option has a 10-year term (except in the case of Mr. O'Keefe's termination) and one-half of the shares subject to the option became exercisable on February 10, 2004. Another 25% of the shares subject to the option became exercisable on February 10, 2005. The remaining shares subject to the option become exercisable on February 10, 2006. The option is subject to the other terms and conditions, consistent with the foregoing, of the Company's incentive plan and applicable award agreement.

The Company entered into an employment agreement with Mr. David J. Crowley effective as of April 21, 2003, to serve as the Company's Vice President—Marketing in exchange for specified compensation and benefits. The initial term of his employment ends on April 21, 2005. Afterwards, the agreement automatically renews for an additional one-year term on each anniversary of the effective date of the agreement unless either party gives at least a six-month advance written notice of nonrenewal. Mr. Crowley's employment agreement calls for a minimum base salary of $185,000 per year, which will be reviewed at least annually and may be increased afterwards. Mr. Crowley's salary was increased to $210,000 per year effective March 1, 2005. The agreement also affords Mr. Crowley the opportunity to receive an annual discretionary bonus that is tied to his achievement of specified performance objectives established by the Company's Board of Directors. Mr. Crowley's annual discretionary bonus is calculated by multiplying his percentage of attained objectives by his annual target bonus, which is a specified percentage of his base salary. For the term of his employment agreement, Mr. Crowley's annual bonus target will be no less than 50% of his base salary. Mr. Crowley is also eligible to receive stock option awards at the discretion of the Board of Directors and is entitled to participate in the Company's applicable incentive, savings, retirement and welfare plans and to receive specified perquisites.

Pursuant to his employment agreement, on the closing date of the IPO, Mr. Crowley received a nonqualified stock option to purchase 100,000 shares of Common Stock at an exercise price of $12.00 per share. The option has a 10-year term (except in the case of Mr. Crowley's termination) and one-third of the shares subject to the option become exercisable on each of February 10, 2005, 2006, and 2007. The option is subject to the other terms and conditions, consistent with the foregoing, of the Company's incentive plan and applicable award agreement.

Under these employment agreements, if any of Mr. Rask, Mr. O'Keefe or Mr. Crowley voluntarily terminates his employment (other than in connection with a "change in control" as defined in the agreements) with 90 days' advance written notice or if his employment is terminated due to death or disability, he will receive his unpaid base salary through his termination date, any bonus payable for the relevant year and any other benefits to which he has a vested right. Additionally, in the event of a termination due to death or disability, the option and restricted shares awarded to him, if any, will fully vest and the option will remain exercisable for its full term.

Upon termination of these officer's employment by the Company (except under limited circumstances defined as for "cause" in the agreements), the officer will receive (1) his unpaid base salary for his remaining employment term (which includes the initial term and any renewals), (2) any bonus payable for the relevant year, (3) full vesting of the option awarded to him, if any, and exercisability through its full term, (4) full vesting of restricted shares awarded to him, if any, and (5) any other benefits to which he has a vested right.

In the event of a termination of his employment by the Company (except under limited circumstances defined as for "cause" in the agreements) or by the officer for specified reasons, such as his removal from the position of Chief Executive Officer and President in the case of Mr. Rask, the position of Chief Financial Officer and Senior Vice President in the case of Mr. O'Keefe, or the position of Vice President—Marketing in the case of Mr. Crowley, or the assignment to him of duties materially inconsistent with his position with the Company (for "good reason"), within the 18-month period immediately following a "change in control" as defined in the agreement (a "change in control termination"), the officer will be entitled to receive (1) three times in the case of Mr. Rask, two and one-half times in the case of Mr. O'Keefe, and two times in the case of Mr. Crowley, his annual compensation for the year of termination (which is the sum of his base salary and his annual target bonus, or, if greater, the highest bonus paid to him under the agreement during the most recent 36-month period), (2) any bonus payable for the relevant year, (3) continuation of specified welfare benefits for three years, (4) full vesting of the option awarded to him, if any, and exercisability through its full term, and (5) full vesting of restricted shares awarded to him, if any.

The employment agreements include "change in control" provisions, as described in the preceding paragraph, which provide certain benefits in the event of a change in control of the Company to the executives party to such agreements. Under the employment agreements, a "change in control" occurs upon the satisfaction of any of the following three conditions:

  (1)
  the acquisition by any individual, entity or group of shares representing 20% or more of the voting power of the Company's outstanding voting stock, subject to various specific exceptions including those relating to acquisitions by or from the Company and acquisitions from Transocean pursuant to either tax-free "spin-off" transactions or registered offerings,

  (2)
  the time when individuals who currently are members of the Company's Board of Directors (or whose election is approved by the Board of Directors or Transocean) cease for any reason to constitute at least a majority of the members of the Company's Board of Directors, and

  (3)
  the consummation of a reorganization, merger, conversion or consolidation or sale or other disposition of all or substantially all of the Company's assets, provided that none of the exceptions in condition (1) above apply in the transaction.

The employment agreements also provide for covenants limiting competition with the Company, or any of the Company's affiliates, and limited solicitation for employment of any of the Company's employees, or any of the Company's affiliates. Mr. Rask's agreement provides such restrictive covenants for 18 months following a change in control termination or for one year following any other termination of employment and a covenant to keep specified nonpublic information relating to the Company, or any of the Company's affiliates, confidential. For Mr. O'Keefe and Mr. Crowley, the restrictive covenants are identical except that they are enforceable for 12 months following a change in control termination or for six months following any other termination of employment. With respect to any payment or distribution to Mr. Rask, Mr. O'Keefe or Mr. Crowley, the agreements provide for a tax gross-up payment designed to keep each individual whole with respect to any taxes imposed by Section 4999 of the Internal Revenue Code of 1986, as amended.

Severance Policy and Change of Control Arrangements

The Company's Board of Directors has adopted a Severance Policy for specified employees who are not entitled to change of control benefits under a written employment agreement. The benefits under this policy are not available to Messrs. Rask, O'Keefe or Crowley because each of those officers is already entitled to change of control benefits under an employment agreement with us, as described above in "Employment Agreements and Change of Control Arrangements." The benefits are available to the Company's other officers, including Mr. Stafford. In the event of a termination of the employment of Mr. Stafford by the Company or by him for specified reasons, such as receipt of notification of salary reduction, reduction in job title, significant reduction of responsibilities or relocation of employment, within the one-year period immediately following a "change of control" as defined in the policy, he will be entitled to receive an amount equal to his annual compensation for the year of termination (the sum of his base salary and his annual target bonus).

OWNERSHIP OF VOTING SECURITIES

Security Ownership of Directors, Executive Officers and Other Principal Stockholders of Common Stock

The following table sets forth certain information known to the Company as of March 20, 2005 with respect to the beneficial ownership of Common Stock by (i) each stockholder known by the Company to own beneficially more than 5% of the outstanding shares of any class of common stock, (ii) each director, (iii) the Named Executive Officers, and (iv) all directors and executive officers as a group.

	Class A Common Stock
Name or Identity of Group and Address	Number of Shares Beneficially Owned	Percent
Directors and Named Executive Officers:
Thomas N. Amonett(a)	10,000	*
R. Don Cash(a)	11,000	*
Thomas M Hamilton(a)	10,000	*
Thomas R. Hix(a)	10,000	*
Arthur Lindenauer(a)	10,000	*
J. Michael Talbert	5,000	*
Jan Rask(a)	1,056,496	1.72%
T. Scott O'Keefe	0	*
David J. Crowley(a)	33,333	*
Michael L. Kelley(a)	16,666	*
Randall A. Stafford(a)	4,849	*
All directors and executive officers as a group (15 persons)(a)	1,172,042	1.90%
Other principal stockholders:
Transocean Inc. 4 Greenway Plaza Houston, TX 77046	13,310,000	22%

(a)
Includes the following number of shares of Common Stock which the named party has the right to acquire upon exercise of stock options that are (i) currently exercisable or (ii) exercisable within 60 days of the date hereof: Mr. Amonett—5,000; Mr. Cash—5,000; Mr. Hamilton—5,000; Mr. Hix—5,000; Mr. Lindenauer—5,000; Mr. Rask—900,000; Mr. Crowley—33,333; Mr. Kelley—16,666; Mr. Stafford—2,455 and all executive officers and directors as a group—979,331.

*
Less than 1%

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP served as the Company's independent registered public accounting firm for the fiscal years ended December 31, 2004 and 2003, having been duly appointed by the Audit Committee. In March 2005, the Audit Committee appointed Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2005. Representatives of Ernst & Young LLP will be present at the Annual General Meeting to respond to questions and to make a statement should they so desire.

Pre-approval Policies and Procedures

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the Company's independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.

Under the policy, the Company submits an itemized listing of all services for which pre-approval is requested to the Audit Committee. Such itemized listing includes a description of each proposed service, the associated estimated fees and other terms of the engagement. To the extent any such service is a non-audit service, the submission includes a determination that such service qualifies as a permitted non-audit service and an explanation as to why the provision of such service would not impair the independence of the auditors.

All proceedings and actions relative to the pre-approval process, including copies of all related documents submitted to the Audit Committee, are included in the records of the Audit Committee.

Fees and Services

Prior to the IPO in February 2004, the Company was an indirect wholly owned subsidiary of Transocean and, as such, did not have an Audit Committee. The audit and non-audit fees of the Company were reviewed and approved by the Audit Committee of Transocean for purposes of considering whether such fees are compatible with maintaining the auditor's independence.

The estimated aggregate fees (excluding value added taxes) billed to the Company for the fiscal years ended December 31, 2004 and 2003 by Ernst & Young LLP and their affiliates ("EY"), were as follows:

	2004(3)	2003(3)
Audit Fees(1)	$993,700	$270,000
Audit-Related Fees(2)	$45,000	$30,874
Tax Fees	$56,422	$5,076
All Other Fees	$2,287	-0-

(1)
Includes fees for the audit of the Company's annual financial statements, reviews of financial statements included in the Company's Forms 10-Q, statutory audits and regulatory attestation services for the respective years. Also includes $691,200 in 2004 in fees and services provided in connection with the Company's Form S-1 Registration Statements relating to Transocean Inc.'s divesture of shares of the Company's Common Stock. These fees were billed directly to and paid by Transocean.

(2)
Includes fees for audits of Company benefit plans.

(3)
Fees for the audit of the Company's annual financial statements and reviews of financial statements included in the Company's Forms 10-Q are included under the fiscal year to which they relate, regardless of when billed. All other fees included in "Audit Fees" and all fees included under "Audit-Related Fees" and "Tax Fees" are fees billed in the respective fiscal year.

Certain fees for professional services rendered in 2003 in connection with the Company's registration statement on Form S-1 were billed directly to and paid by Transocean. These fees include required historical audits of the annual financial statements, a portion of the 2003 annual audit of the financial statements, reviews of quarterly financial statements for inclusion in the Form S-1, work done by tax professionals in connection with the audits and quarterly reviews, consents, assistance with and review of other documents filed with the SEC, and accounting and reporting consultations.

The Audit Committee pre-approved all of the services described above that were provided during the fiscal year ended December 31, 2004 in accordance with the Audit Committee's policy and the pre-approval requirements of the Sarbanes-Oxley Act, which requirements became effective on May 6, 2003. Accordingly, there were no services for which the de minimus exception, as defined in Section 202 of the Sarbanes-Oxley Act, was applicable. The Audit Committee has considered whether the provision of the non-audit services by Ernst & Young LLP was compatible with maintaining Ernst & Young LLP's independence.

Proposal 2

Approval of TODCO Long Term Incentive Plan

The Company's existing Long-Term Incentive Plan (the "Existing Plan") originally became effective on February 10, 2004 (the "Existing Plan Effective Date"). The Existing Plan was approved by Transocean, Inc. and Transocean Holdings, Inc., the holders of 100% of the Company's outstanding voting stock at such time. The Company is now seeking Stockholder approval of the Existing Plan as is required by Section 162(m) of the Internal Revenue Code of 1986 (the "Code") to ensure the cost of certain awards granted thereunder may be deductible for U.S. income tax purposes. Except for this limited purpose, additional Stockholder approval is not required. The lack of such approval will not void awards already made nor prohibit future grants under the Existing Plan. If Stockholders do not approve the Existing Plan, the cost of certain awards under the plan may not be deductible for U.S. income tax purposes, thereby increasing the Company's cost of doing business. As of March 20, 2005 approximately 550,000 shares of Common Stock remained available for grant under the Existing Plan.

If Stockholders approve the adoption of the TODCO 2005 Long Term Incentive Plan as described in Proposal 3 below, no further grants will be made under the Existing Plan and the Shares subject to awards that expire or are forfeited, terminated or otherwise cancelled or that are settled in cash in lieu of shares under the Existing Plan, if any, shall be made available for awards under the TODCO 2005 Long Term Incentive Plan.

SUMMARY OF THE EXISTING PLAN

The description set forth below summarizes the principal terms and conditions of the Existing Plan; however, it does not purport to be complete and is qualified in its entirety by reference to the Existing Plan, a copy of which is attached to this Proxy Statement as Appendix A. Capitalized terms not otherwise defined herein shall have the meanings of such terms in the Existing Plan.

General

The Existing Plan provides for the following types of awards to eligible employees of the Company and its subsidiaries and non-employee directors of the Company: (i) options to purchase shares of Common Stock ("Options"), (ii) restricted Common Stock ("Restricted Stock"), (iii) deferred stock units ("Deferred Units"), (iv) share appreciation rights (in tandem or freestanding) ("SARs"), (v) cash awards, (vi) supplemental payments to cover tax liability associated with the grant of Options, Restricted Stock, Deferred Units or SARs, ("Supplemental Payments") and (vii) performance awards ("Performance Awards").

Purpose

The objectives of the Existing Plan are to advance the best interests of the Company and its subsidiaries by providing employees and non-employee directors with additional incentives through the grant of awards and to increase the personal stake of employees and non-employee directors in the continued success of the Company.

Administration

With respect to awards to eligible employees, the Executive Compensation Committee of the Board of Directors of the Company (the "Committee") administers the Existing Plan and has the authority to interpret and amend the Existing Plan, adopt administrative regulations for the operation of the Existing Plan and determine and amend the terms of awards to employees under the Existing Plan.

With respect to awards to directors of the Company who are not officers or employees of the Company or its subsidiaries ("Outside Directors"), the Board of Directors has the authority to designate the directors to receive awards under the Existing Plan and the type and amount of awards to be granted and the authority to amend the terms of awards to directors.

The Committee (or the Board of Directors, with respect to directors) need not make uniform decisions under the Existing Plan, and may make awards and award terms selectively among persons who may receive awards under the Existing Plan.

Participation and Eligibility

All employees of the Company and its subsidiaries, and of businesses in which the Company and its subsidiaries have a significant ownership interest (as determined by the Committee), are eligible for awards under the Existing Plan. Outside Directors are also eligible for awards under the Existing Plan.

Shares Subject to the Existing Plan

An aggregate of 3,000,000 shares of Common Stock may be issued under the Existing Plan. No more than 1,500,000 shares of Common Stock may be issued in connection with awards of Restricted Stock and Deferred Units to employees and Outside Directors under the Existing Plan, subject to adjustments provided in the Existing Plan. The aggregate number of shares of Common Stock that may be subject to Incentive Stock Options that comply with the requirements of Section 422 of the Code ("ISOs") will not exceed 3,000,000 shares.

In any fiscal year, no employee or Outside Director may be granted Options, freestanding SARs, Restricted Shares, Deferred Units, or any combination of the foregoing, with respect to more than 750,000 shares of Common Stock, subject to adjustment as provided in the Existing Plan. In any fiscal year, no employee or Outside Director may be granted a Supplemental Payment with respect to more than the number of shares of Common Stock covered by Options, freestanding share appreciation rights, Restricted Stock, and deferred stock units granted to such employee or Outside Director in such fiscal year. No employee may receive cash awards during any calendar year in an amount that exceeds $1 million.

Freestanding share appreciation rights which may be settled solely in cash will be issued with respect to no more than an aggregate of 1,500,000 shares of Common Stock. Such share appreciation rights will not count against the limits on the number of shares of Common Stock that may be issued under the Existing Plan. If any freestanding SARs expire, terminate or are canceled for any reason without having been exercised in full, the unexercised SARs will not count against the limits on the number of shares of Common Stock that may be issued under the Existing Plan and will again be available for grant.

The shares of Common Stock subject to the Existing Plan may consist of treasury shares of Common Stock or authorized but unissued shares of Common Stock. Such amount of shares of Common Stock has been reserved for issuance upon the exercise of Options or SARs or the vesting of awards of Restricted Stock or Deferred Units, subject to adjustment as described below under "Capital Change of the Company." To the extent that the rights of a participant terminate or an award lapses, is settled in cash, or is exchanged for an award that does not involve shares of Common Stock, any shares of Common Stock subject to such an award will again be available for grant.

Capital Change in the Company

The Existing Plan provides that, from and after the Existing Plan Effective Date, the number and kind of shares of Common Stock reserved under the Existing Plan (including the limits on individual awards), the number, price or kind of shares of Common Stock covered by outstanding awards are subject to appropriate adjustment, as the Committee (or the Board of Directors, with respect to Outside Directors) deems equitable in the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, rights offer, liquidation, dissolution, merger, consolidation, spin-off, sale of assets, payment of an extraordinary cash dividend, or any other change in or affecting the corporate structure or capitalization of the Company. Notwithstanding the foregoing, the Committee (or the Board of Directors, with respect to Outside Directors) may not make an adjustment that would increase the value of any outstanding award.

Awards

Options. Options are rights to purchase a specified number of shares of Common Stock at a specified price. An Option granted pursuant to the Existing Plan may consist of either an ISO or a nonqualified stock option ("NQSO") that does not comply with the requirements of Section 422 of the Code. Outside Directors may not be awarded ISOs under the Existing Plan.

The Committee (or the Board of Directors, with respect to Outside Directors) determines the number of shares of Common Stock subject to an Option, the term of an Option, the manner and time in which an Option may be exercised and the exercise price of an Option. The Existing Plan requires that the exercise price of an Option be at least equal to the fair market value of a share of Common Stock on the date of grant, except with respect to an Option granted within the 90-day period ending on the Existing Plan Effective Date. The exercise price of an Option granted within the 90-day period ending on the Existing Plan Effective Date must equal the price to the public of a share of Class A Common Stock sold in the Company's initial public offering that closed on the Existing Plan Effective Date (the "IPO"). The Committee (or the Board of Directors, with respect to Outside Directors) has the discretion to declare all or any portion of an outstanding Option to be immediately exercisable. The term of an Option awarded under the Existing Plan may not exceed 10 years, except that the Committee (or the Board of Directors, with respect to Outside Directors) may extend the term for up to one year following the death of the participant. The Committee (or the Board of Directors, with respect to Outside Directors) may authorize payment for shares of Common Stock as to which an Option is exercised to be made in cash, in shares of Common Stock, or in such other manner as it may provide in its discretion. The Committee (or the Board of Directors, with respect to Outside Directors) may also provide for procedures to permit the payment for shares of Common Stock as to which an Option is exercised to be made by use of proceeds to be received from the sale of Common Stock issuable pursuant to an award under the Existing Plan.

Notwithstanding the foregoing, upon the occurrence of a "Change in Control" of the Company (as defined in the Existing Plan), any Option outstanding at the time of such Change in Control and held by a participant at the time of such Change in Control will become immediately exercisable.

SARs. SARs are rights to receive a payment, in cash or Common Stock or a combination of both, equal to the excess of the fair market value or other specified valuation of a specified number of shares of Common Stock on the date the rights are exercised over a specified strike price. A SAR may be granted under the Existing Plan to the holder of an Option with respect to all or a portion of the shares of Common Stock subject to such Option (a tandem SAR) or may be granted separately (a freestanding SAR). The terms, conditions and limitations applicable to any SARs, including the term of any SARs and the date or dates upon which they become exercisable, will be determined by the Committee (or the Board of Directors, with respect to Outside Directors), subject to the provisions below.

(i)    SARs in Tandem With Options. Upon the exercise of a tandem SAR, the participant shall receive, for each share with respect to which the tandem SAR is exercised, an amount, payable within 30 days of exercise in cash, Common Stock, or a combination of both, equal to the difference between the fair market value (as defined below) of a share of Common Stock on the date of exercise of the SAR and the exercise price per share of the Option to which the tandem SAR relates multiplied by the number of shares of

Common Stock subject to the Option. For purposes of the preceding sentence, the fair market value of a share of Common Stock shall be the average of the high and low prices of such share as reported on the consolidated reporting system. Exercise of tandem SARs will terminate the Option related to the same underlying shares of Common Stock, and the exercise of the related Option will terminate any SARs associated with the same underlying shares of Common Stock. Tandem SARs that are outstanding as of the last day of the term of the related Option will be automatically exercised as of that day without any action by the optionee.

If a tandem SAR is exercised within 60 days of the occurrence of a "Change in Control" of the Company (as defined in the Existing Plan), the appreciation payable as a result of such exercise and any Supplemental Payment to which the participant is entitled will be payable solely in cash. In addition to the appreciation and the Supplemental Payment (if any), the participant will receive, in cash, the amount by which the greater of (1) the highest market price per share of Common Stock during the 60-day period preceding exercise of the tandem SAR or (2) the highest price per share of Common Stock (or the cash equivalent thereof as determined by the Board of Directors) paid by an acquiring person during the 60-day period preceding a Change in Control of the Company, exceeds the fair market value of a share of Common Stock on the date of exercise of the tandem SAR. Furthermore, if the participant is entitled to a Supplemental Payment, the participant will receive an additional payment, calculated under the same formula as used for calculating such participant's Supplemental Payment, with respect to the amount referred to in the preceding sentence.

(ii)    Freestanding SARs. The base price of any freestanding SAR may not be less than the fair market value per share of Common Stock on the date the freestanding SAR is granted, and upon exercise, the participant will receive a cash payment within 30 days equal to the fair market value (as defined below) per share of Common Stock on the date of exercise, less the base price, multiplied by the number of shares of Common Stock subject to the freestanding SAR. For purposes of the preceding sentence, the fair market value of a share of Common Stock shall be the average of the high and low prices of such share as reported on the New York Stock Exchange composite tape. The term of any freestanding SAR may not exceed 10 years (except in the case of a participant's death), and any freestanding SAR with positive appreciation that is unexercised as of the last day of its term will automatically be exercised as of that day. Freestanding SARs are exercisable in accordance with the terms established by the Committee (or the Board of Directors, with respect to Outside Directors), which has the discretion to declare outstanding freestanding SARs immediately exercisable.

Upon a "Change in Control" (as defined in the Existing Plan), any freestanding SAR outstanding at the time of such Change in Control and held by a participant at such time will become immediately exercisable. The Committee (or the Board of Directors, with respect to Outside Directors) may provide that if a freestanding SAR is exercised within 60 days of a Change in Control, the participant will also receive, in cash, the amount by which the greater of (1) the highest market price per share of Common Stock during the 60-day period preceding exercise of the freestanding SAR or (2) the highest price per share of Common Stock (or the cash equivalent thereof as determined by the Board of Directors) paid by an acquiring person during the 60-day period preceding a Change in Control of the Company, exceeds the fair market value of a share of Common Stock on the date of exercise of the freestanding SAR.

Restricted Stock. The Committee (or the Board of Directors, with respect to Outside Directors) will determine the nature, extent and duration of any restrictions on shares of Restricted Stock and the schedule and conditions for vesting of such shares. The vesting of shares of Restricted Stock may be conditioned on the completion of a specified period of employment, the attainment of specified performance goals, or such other criteria as determined by the Committee (or the Board of Directors, with respect to Outside Directors) in its discretion. Certificates for shares of Restricted Stock granted to a participant will be registered in the participant's name and such certificates will either be held by the

Company on behalf of the participant or delivered to the participant with a legend to restrict transfer of the certificates until vesting of the shares. The Committee (or the Board of Directors, with respect to Outside Directors) will determine the participant's rights to vote and receive dividends prior to vesting of the shares. Upon a "Change in Control" of the Company (as defined in the Existing Plan), all outstanding shares of Restricted Stock will immediately vest.

Deferred Units. A Deferred Unit is a unit that is equal to one share of Common Stock, which is used to measure the benefits payable to a participant under a Deferred Unit award. The Committee (or the Board of Directors, with respect to Outside Directors) will determine the number of units awarded, the price (if any) to be paid by the participant and the date or dates upon which the units will vest. The vesting of Deferred Units may be conditioned on the completion of a specified period of employment, the attainment of specified performance goals, or such other criteria as determined by the Committee (or the Board of Directors, with respect to Outside Directors) in its discretion. Upon vesting, a certificate for the number of shares of Common Stock equal to the number of vested Deferred Units held by the participant will be delivered to the participant, free of all restrictions. The Committee (or the Board of Directors, with respect to Outside Directors) will determine the participant's rights to receive dividends prior to vesting of the units. Upon a "Change in Control" of the Company (as defined in the Existing Plan), all outstanding Deferred Units will immediately vest.

Supplemental Payment on Exercise of Options or SARs, or on Vesting of Restricted Stock or Deferred Units. The Committee (or the Board of Directors, with respect to Outside Directors) may also provide for a Supplemental Payment that will not exceed the amount necessary to pay the national income tax payable upon exercise of any Option or tandem SAR, or the granting or vesting of an award of Restricted Stock or Deferred Units (including the amount due because of the receipt of the Supplemental Payment itself), at the maximum effective income tax rate then applicable. Supplemental Payments may be paid in cash, shares of Common Stock or a combination of both, at the discretion of the Committee (or the Board of Directors, with respect to Outside Directors), and must be paid within 30 days of the later of (i) the date of exercise or vesting (whichever is applicable) or (ii) the date that income as a result of the exercise or vesting (whichever is applicable) is realized for national tax purposes.

Cash Awards. A cash award is a bonus paid in cash that is based solely upon the attainment of one or more performance goals that have been established by the Committee (or the Board of Directors, with respect to Outside Directors). The terms, conditions and limitations applicable to any cash awards will be determined by the Committee (or the Board of Directors, with respect to Outside Directors).

Performance Awards. At the discretion of the Committee, any of the above-described awards may be designated a performance award that is subject to the attainment of one or more objective performance goals established by the Committee in writing. If the Committee intends for the performance award to be granted and administered in a manner that preserves the deductibility of the compensation resulting from such award in accordance with Section 162(m) of the Code, the performance goals must be established (i) no later than 90 days after the commencement of the period of service to which the performance goals relate and (ii) prior to the completion of 25% of such period of service. A performance goal may be based upon one or more of the following business criteria that apply to the Company as a whole and/or to a business unit of the Company:

  •
  sales

  •
  operating profits

  •
  operating profits before interest expense and taxes

  •
  net earnings

  •
  earnings per share

  •
  return on equity

  •
  return on assets

  •
  return on invested capital

  •
  total shareholder return

  •
  cash flow

  •
  debt to equity ratio

  •
  market share

  •
  price per share of Common Stock

  •
  economic value added

  •
  market value added

Goals may also be based on performance relative to a peer group of companies. The Committee may modify or waive the performance goals or conditions to the granting or vesting of a performance award unless the performance award is intended to qualify as performance-based compensation under Section 162(m) of the Code. Section 162(m) of the Code generally disallows deductions for compensation in excess of $1 million for some executive officers unless they meet the requirements for being performance-based.

Amendment and Cancellation of Awards

The Committee (or the Board of Directors, with respect to Outside Directors) has the authority to amend any award (in accordance with the Existing Plan terms), except that no amendment may be made that would impair the rights of any participant under any outstanding award without such participant's consent. The Committee (or the Board of Directors, with respect to Outside Directors) may also cancel any award with the participant's consent and grant a new award to such participant, provided that the exercise or base price of the new award is not less than (i) the original exercise price or base price of the award that is relinquished in connection with the grant of such new award or (ii) the then current market price of the shares of Common Stock on the date of grant of any award that is relinquished in connection with the grant of such new award.

Non-Assignability

No award or any other benefit under the Existing Plan will be assignable or otherwise transferable except by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order. The Committee (or the Board of Directors with respect to Outside Directors) may prescribe and include in applicable award agreements other restrictions on transfer. An award will be exercisable only by the participant or by his guardian or representative during the participant's lifetime.

Duration, Amendment and Termination of Existing Plan

The Existing Plan has an unlimited duration, but no Option that is classified as an ISO may be granted under the Existing Plan after February 10, 2014. The Board of Directors may amend, modify, suspend or terminate the Existing Plan at any time, except that no amendment, modification, suspension or termination may be made that would impair the rights of any participant under any outstanding award without such participant's consent. No amendment or modification will require approval of the shareholders of the Company, except to the extent such approval is then required pursuant to Rule 16b-3 under the Exchange Act, Section 162(m) of the Code or as required by the exchange on which the Company's shares are traded or listed.

Restrictions

No payment or delivery of shares of Common Stock may be made unless the Committee (or the Board of Directors, with respect to Outside Directors) is satisfied that payment or delivery will comply with applicable laws and regulations. If the Committee (or the Board of Directors, with respect to Outside Directors) determines that (i) the listing, registration or qualification of the shares of Common Stock subject to an award, (ii) the consent of any governmental regulatory body, or (iii) the participant's agreement to the disposition of the shares subject to an award is necessary, the award may not be consummated if the relevant action is not effected.

Awards Granted Contemporaneously with the IPO

Awards granted to employees contemporaneously with the IPO were approved by the Board of Directors.

Tax Withholding

The Company has the right, at the time of delivery or vesting of shares of Common Stock under the Existing Plan, to require the recipient to first pay an appropriate amount for any applicable withholding tax liability. Cash payments under the Existing Plan will be net of any withholding tax liability. An employee who is to receive Common Stock and will not receive a Supplemental Payment may elect to have the Company withhold a sufficient number of shares of Common Stock to satisfy all or a portion of the minimum statutory withholding tax liability. An employee may not elect to have the Company withhold Common Stock having a value in excess of the minimum statutory withholding tax liability.

Unfunded Existing Plan

The Existing Plan is unfunded. Any bookkeeping accounts that are established for purposes of the Existing Plan will be used merely as a bookkeeping convenience. We are not required to segregate any assets for purposes of the Existing Plan, and neither the Company, the Board of Directors, the Committee, Transocean, nor the Executive Compensation Committee of Transocean, will be deemed to be a trustee of any benefit granted under the Existing Plan. Obligations under the Existing Plan will be based solely on any contractual obligations that may be created by the Existing Plan and the award agreements, and no such obligation will be deemed to be secured by any pledge or other encumbrance on the Company's property. Neither the Company, the Board of Directors, the Committee, Transocean, nor the Executive Compensation Committee of Transocean, will be required to give any security or bond for the performance of any obligation that may be created by the Existing Plan.

Summary Tax Information

THE FOLLOWING IS A SUMMARY OF THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES THAT GENERALLY WILL ARISE UNDER THE CODE WITH RESPECT TO INCENTIVE AWARDS GRANTED UNDER THE 2005 PLAN AND DOES NOT PURPORT TO BE A COMPLETE STATEMENT OF ALL RELEVANT PROVISIONS OF THE CODE. MOREOVER, THIS SUMMARY IS BASED UPON CURRENT FEDERAL INCOME TAX LAWS UNDER THE CODE, WHICH ARE SUBJECT TO CHANGE. THE TREATMENT OF FOREIGN, STATE, LOCAL OR ESTATE TAXES IS NOT ADDRESSED.. THE TAX CONSEQUENCES OF THE INCENTIVE AWARDS ARE COMPLEX AND DEPENDENT UPON EACH INDIVIDUAL'S PERSONAL TAX SITUATION. ALL PARTICIPANTS ARE ADVISED TO CONSULT WITH HIS OR HER OWN TAX ADVISOR RESPECTING INCENTIVE AWARDS.

NQSOs; ISOs. Participants will not realize taxable income upon the grant of an NQSO. Upon the exercise of a nonqualified stock option, the participant will recognize ordinary income (subject to withholding) in an amount equal to the excess of (i) the fair market value on the date of exercise of the shares of Common Stock received over (ii) the exercise price (if any) he or she paid for the shares. The participant will generally have a tax basis in any shares of Common Stock received pursuant to the exercise of a NQSO that equals the fair market value of such shares on the date of exercise. Subject to the discussion under "Certain Tax Code Limitations on Deductibility" below, the Company will be entitled to a deduction for U.S. federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by the participant under the foregoing rules. The disposition of the shares of Common Stock acquired upon exercise of a NQSO will ordinarily result in capital gain or loss.

Employees will not have taxable income upon the grant of an ISO. Upon the exercise of an ISO, the employee will not have taxable income, although the excess of the fair market value of the shares of Common Stock received upon exercise of the ISO ("ISO Stock") over the exercise price is an item of tax preference that may require payment of an alternative minimum tax.

Upon the disposition of ISO Stock that has been held for the requisite holding period (generally, at least two years from the date of grant and one year from the date of exercise of the ISO), the employee will generally recognize capital gain (or loss) equal to the difference between the amount received in the disposition and the exercise price paid by the employee for the ISO Stock. However, if an employee disposes of ISO Stock that has not been held for the requisite holding period (a "disqualifying disposition"), the employee will recognize ordinary income in the year of the disqualifying disposition to the extent that the fair market value of the ISO Stock at the time of exercise of the ISO exceeds the exercise price paid by the employee for such ISO Stock.

The Company will generally not be entitled to any federal income tax deduction upon the grant or exercise of an ISO, unless the employee makes a disqualifying disposition of the ISO Stock. If an employee makes such a disqualifying disposition, the Company will then, subject to the discussion below under "Certain Tax Code Limitations on Deductibility," be entitled to a tax deduction that corresponds as to timing and amount with the compensation income recognized by the employee under the rules described in the preceding paragraph.

Under current rulings, if a participant transfers previously held shares of Common Stock (other than ISO Stock that has not been held for the requisite holding period) in satisfaction of part or all of the exercise price of a NQSO or ISO, the participant will recognize income with respect to the common stock received in the manner described above, but no additional gain will be recognized as a result of the transfer of such previously held shares in satisfaction of the NQSO or ISO exercise price. Moreover, that number of shares of Common Stock received upon exercise that equals the number of shares of previously held Common Stock surrendered in satisfaction of the NQSO or ISO exercise price will have a tax basis that equals, and a holding period that includes, the tax basis and holding period of the previously held shares of Common Stock surrendered in satisfaction of the NQSO or ISO exercise price. Any additional shares of Common Stock received upon exercise will have a tax basis that equals the amount of cash (if any) paid by the participant, plus, in the case of a NQSO, the amount of ordinary income recognized by the participant with respect to the shares of Common Stock received.

SARs. Generally, a participant will not recognize taxable income upon the grant of a SAR. Generally, with respect to an award of a SAR granted as fair market value, payable in Common Stock and not subject to any other deferral upon exercise the participant will recognize ordinary income (subject to withholding) in an amount equal to the excess of (i) the fair market value on the date of exercise of the shares of Common Stock received over (ii) the exercise price (if any) he or she paid for the shares. Subject to the discussion under "Certain Tax Code Limitations on Deductibility" below, the Company will be entitled to a deduction for U.S. federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by the participant under the foregoing rules.

An award of a SAR that is not payable in Common Stock but that is payable in cash or that is subject to other deferral is not subject to the rules described in the preceding paragraph, but is subject to taxation as deferred compensation under Code Section 409A. Generally, Code Section 409A provides that amounts deferred under a deferred compensation Existing Plan shall be currently taxable, to the extent it is not subject to a substantial risk of forfeiture, unless it complies with the election, distribution, acceleration and other requirements of Code Section 409A. Thus, for example, generally a SAR payable in cash would be taxable when vested unless the award meets the election, timing of distributions and other requirements of 409A. A twenty percent penalty and interest on the taxable income are imposed on deferrals of deferred income that fail to meet the Code Section 409A requirements. An award that meets the 409A requirements will be treated as taxable income when the award is paid or made available to the participant, and subject to the discussion under "Certain Tax Code Limitations on Deductibility" below, the Company will be entitled to a deduction for U.S. federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by the participant under the foregoing rules.

Cash Awards; Deferred Units; Performance Awards; Restricted Stock. Generally a participant will not have taxable income upon the grant of a Cash Award, Deferred Unit or Performance Award, whether payable in cash or Common Stock, but rather the award will generally be taxed as ordinary income to the participant upon the payment related to the Cash Award, Deferred Unit or Performance Award in an amount equal to the cash awarded or the fair market value of the shares of Common Stock. However, instead of the foregoing, based upon its terms an award of the Cash Award, Deferred Units or Performance Award, such awards may be subject to the requirements and taxation under Code Section 409A as described above under "SARs."

A participant will not recognize taxable income upon the grant of Restricted Stock and the Company will not be entitled to any federal income deduction upon the grant of such award. The value of the Restricted Stock will generally be taxable to the participant as compensation income in the year or years in which the restrictions on the shares of Common Stock lapse. Such value will equal the fair market value of the shares of Common Stock on the date or dates the restrictions terminate. A participant, however, may elect pursuant to Section 83(b) of the Code to treat the fair market value of the shares of Common Stock subject to the Restricted Stock award on the date of such grant as compensation income in the year of the grant of the Restricted Stock award. The participant must make such an election pursuant to Section 83(b) of the Code within 30 days after the date of grant. If such an election is made and the participant later forfeits the Restricted Stock to the Company, the participant will not be allowed to deduct, at a later date, the amount such participant had earlier included as compensation income.

A participant will be subject to withholding for federal, and generally for state and local, income taxes at the time the participant recognizes income under the rules described above with respect to the cash or the shares of Common Stock received pursuant to awards. Dividends that are received by a participant prior to the time that the shares of Common Stock are taxed to the participant under the rules described in the preceding paragraph are taxed as additional compensation, not as dividend income. The tax basis of a participant in the shares of Common Stock received will equal the amount recognized by the participant as compensation income under the rules described in the preceding paragraph, and the participant's holding period in such shares will commence on the date income is so recognized.

Subject to the discussion under "Certain Tax Code Limitations on Deductibility" below, the Company will be entitled to a deduction for U.S. federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by the participant under the foregoing rules.

Code Section 409A. New Code Section 409A is effective with respect to amounts deferred after December 31, 2004, but may also apply earlier under arrangements which are materially modified after

October 3, 2004. Any Awards under Plan that are subject to 409A are intended to satisfy the requirements of 409A.

Certain Tax Code Limitations on Deductibility. In order for the Company to deduct the amounts described above, such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses. The Company's ability to obtain a deduction for future payments under the Existing Plan could also be limited by Section 280G of the Code, which provides that certain excess parachute payments made in connection with a change in control of an employer are not deductible. Our ability to obtain a deduction for amounts paid under the Existing Plan could also be affected by Section 162(m) of the Code, which limits the deductibility, for U.S. federal income tax purposes, of compensation paid to certain employees to $1 million during any taxable year. However, certain exceptions apply to this limitation in the case of performance-based compensation. It is intended that the approval of the Existing Plan by our shareholders will satisfy certain of the requirements for the performance-based exception and that the Company will be able to comply with the requirements of the Code and Treasury Regulation Section 1.162-27 with respect to the grant and payment of certain performance-based awards (including certain Options and SARs) under the Existing Plan so as to be eligible for the performance-based exception. However, it may not be possible in all cases to satisfy all of the requirements for the exception and the Company may, in its sole discretion, determine that in one or more cases it is in the Company's best interests not to satisfy the requirements for the performance-based exception.

VOTE REQUIRED

The affirmative vote of a majority of the votes cast by Stockholders on this proposal at the annual meeting is required for the approval of the Existing Plan described in this proposal. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the effect of a negative vote. If you hold your shares through a broker, bank or other nominee and you do not instruct them on how to vote on this proposal, your broker will not have authority to vote your shares if your broker is a NASD or NYSE member organization. Broker non-votes will not affect the outcome of the vote on the approval of the Existing Plan.

BOARD RECOMMENDATION

The Board of Directors believes that it is in the best interests of the Company for Stockholders to approve the Existing Plan to ensure the cost of awards granted under the Existing Plan may be deductible for U.S. income tax purposes. The Board of Directors unanimously recommends that you vote "FOR" the approval of the Existing Plan.

Proposal 3

Approval of TODCO 2005 Long Term Incentive Plan

On February 8, 2005 the Board of Directors approved the establishment of the TODCO 2005 Long Term Incentive Plan (the "2005 Plan") and directed that the 2005 Plan be submitted for the approval of the Stockholders. The 2005 Plan appears as Appendix B to this proxy statement. The full text of the 2005 Plan is incorporated herein by reference, and the following summary is qualified in its entirety by reference to the text of the plan. If approved by the Stockholders as set forth herein, the 2005 Plan will become effective on May 10, 2005 (the "2005 Plan Effective Date").

Under the Existing Plan, the Company may grant Incentive Awards with respect to an aggregate of 3,000,000 shares of Common Stock. As of March 20, 2005, only approximately 550,000 shares remained available for grants under the Existing Plan. If the 2005 Plan is approved, no further awards will be granted under the Existing Plan. Shares subject to awards that expire or are forfeited, terminated or otherwise cancelled or paid in cash in lieu of shares under the Existing Plan, if any, will become available for awards under the 2005 Plan. The Board of Directors believes that the adoption and approval of the 2005 Plan is necessary to allow the Company to continue to emphasize equity-based compensation in structuring compensation packages for key Employees and other key personnel. The Board of Directors believes that equity-based compensation is an important aspect of overall compensation that will yield the greatest benefit for the Stockholders, as the value of such compensation is directly dependent on the return on Stockholders' investments.

SUMMARY OF THE 2005 PLAN

The description set forth below summarizes the principal terms and conditions of the 2005 Plan; however, it does not purport to be complete and is qualified in its entirety by reference to the 2005 Plan. Capitalized terms not otherwise defined herein shall have the meanings of such terms in the 2005 Plan.

General

The primary purpose of the 2005 Plan is to provide a means whereby the Company may advance the best interests of the Company and its parent, if any at any time, and subsidiaries by providing Outside Directors, Employees and Consultants with additional incentives through the grant of Stock Options to purchase Common Stock of the Company, shares of Restricted Stock, Other Stock-Based Awards (payable in cash or Common Stock) and Performance Awards, thereby increasing the personal stake of such Outside Directors, Employees and Consultants in the continued success and growth of the Company.

Shares Subject to 2005 Plan

The number of Shares of Common Stock reserved under the 2005 Plan and available for Incentive Awards under the 2005 Plan is 4,000,000. In addition, any grants or awards under the Existing Plan that expire or are forfeited, terminated or otherwise cancelled or that are settled in cash in lieu of shares under the Existing Plan shall be reserved and available for Incentive Awards under the 2005 Plan. Of the total amount of the Shares available under the 2005 Plan, 4,000,000 shall be available for grants of Incentive Stock Options. Any Shares granted as Incentive Awards based on Common Stock other than as a Stock Option or stock appreciation right shall be counted against the number of Shares available under the Plan described above as 2 Shares for every 1 Share granted in connection with such Incentive Award or by which the Incentive Award is valued by reference. The number of Shares of Common Stock that are the subject of Incentive Awards under the 2005 Plan, that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or are exchanged for Incentive Awards that do not involve Common

Stock, shall again immediately become available for Incentive Awards; provided, however, that the number of such Shares with respect to Incentive Awards other than Stock Options or stock appreciation rights that again become available for Incentive Awards under the Plan shall become available as 2 Shares for each such Share. The number of Shares available under both the 2005 Plan and outstanding Incentive Awards are subject to adjustments to prevent enlargement or dilution of rights resulting from stock dividends, stock splits, recapitalization or similar transactions, or resulting from a change in applicable laws or other circumstances.

The following limitations shall apply to grants of Incentive Awards to Employees:

          (a)   Subject to adjustment as provided for certain events under the 2005 Plan, the maximum aggregate number of Shares of Common Stock (including Stock Options, Restricted Stock, or Other Stock-Based Awards paid out in Shares) that may be granted in any calendar year pursuant to any Incentive Award held by any individual Employee shall be 2,000,000 Shares.

          (b)   The maximum aggregate cash payout (including other stock-based awards paid out in cash) with respect to Incentive Awards granted in any calendar year which may be made to any individual Employee shall be $10,000,000.

          (c)   With respect to any Stock Option granted to an Employee that is canceled or repriced, or a stock appreciation right that is repriced, the number of Shares subject to such Stock Option or stock appreciation right shall continue to count against the maximum number of Shares that may be the subject of Stock Options or shares of Common Stock to such Employee to the extent such is required in accordance with Section 162(m) of the Code.

Administration

The 2005 Plan provides that it is to be administered by a Committee appointed by the Board of Directors consisting of not less than two directors who fulfill the "non-employee director" requirements of Rule 16b-3 under the Exchange Act, the "outside director" requirements of Section 162(m) of the Code and the "independent" requirement of the rules of any national securities exchange or the NASDAQ, as the case may be, on which any of the securities of the Company are traded, listed or quoted, if any. The Committee may be the Executive Compensation Committee of the Board, or any subcommittee of the Executive Compensation Committee (the "Committee"), provided that the members of the Committee satisfy the requirements of the previous provisions. Notwithstanding the foregoing, the term "Committee" as used in the 2005 Plan with respect to any Incentive Award for an Outside Director shall refer to the entire Board. The Committee has the full power and authority to grant to eligible persons the Incentive Awards described below ("Incentive Awards") and determine the terms and conditions under which Incentive Awards are made. The Committee is authorized to, among other things, determine the size, duration and type, as well as terms and conditions (which need not be identical) of each Incentive Award. The terms of Incentive Awards will be reflected in an agreement between the Grantee and us. The Committee also construes and interprets the 2005 Plan and any related Award Letters. The Committee has the authority to grant an award of Restricted Stock, cash or Other Stock-Based Awards that comply with the performance-based requirements of Code Section 162(m). The Committee may in certain circumstances delegate any of its duties under the Plan to designated officers or other Employees. All determinations and decisions of the Committee are final, conclusive and binding on all parties.

Eligibility

Employees, Consultants, and Outside Directors are eligible to participate in the 2005 Plan.

Term of the 2005 Plan

The 2005 Plan will remain in effect, subject to the right of the Board of Directors to terminate it earlier under certain circumstances, until all shares of Common Stock subject to the 2005 Plan are purchased or acquired. However, no Incentive Awards may be granted under the 2005 Plan after ten (10) years from the 2005 Plan Effective Date.

Types of Incentive Awards

Under the 2005 Plan, the Committee may grant Incentive Awards which may be any of the following:

  (i)
  Incentive Stock Options as defined in Section 422 of the Code;

  (ii)
  non-statutory stock options;

  (iii)
  stock appreciation rights ("SARs");

  (iv)
  Restricted Stock;

  (v)
  Performance Awards by reference to performance units (cash) or performance shares (shares of Common Stock); and

  (vi)
  Other Stock-Based Awards payable in shares of Common Stock or other consideration related to such shares

Stock Options

Incentive Stock Options and non-statutory stock options as described below together are called "Stock Options." The terms of each Stock Option will be reflected in a written Award Letter.

Stock Options entitle the holder to purchase a specified number of shares of Common Stock at a specified exercise price subject to the terms and conditions of the option grant. The option price per share of all Stock Options must be at least 100% of the fair market value per share of Common Stock on the date of grant. The term of any Stock Option cannot exceed 10 years from the date of grant. If a Grantee owns more than 10% of the outstanding shares of Common Stock at the time the Grantee is granted an Incentive Stock Option, the option price per share cannot be less than 110% of the fair market value per Share on the date of grant and the term of the option cannot exceed 5 years.

Stock Options may be exercised by the delivery of a signed written notice of exercise to the Company as of a date set by the Company in advance of the effective date of the proposed exercise. The notice shall set forth the number of Shares with respect to which the Stock Option is to be exercised, accompanied by full payment for the Shares. The Exercise Price shall be payable to the Company in full in cash or its equivalent, or subject to prior approval by the Committee in its discretion, (i) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, or (ii) by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, or (iii) by a combination of (i) and (ii) above. Any payment in Shares shall be effected by the surrender of such Shares to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Stock Option is exercised.

Restricted Stock

A Restricted Stock award consists of a grant of Common Stock that is subject to a substantial risk of forfeiture or otherwise restricted until conditions established at the time of grant are satisfied. The Committee shall designate the vesting date or dates for each award of restricted shares, and may prescribe other restrictions, terms and conditions applicable to the vesting of such restricted shares; provided, however, Restricted Stock granted under the Plan shall be subject to a minimum of a 3 year vesting schedule. Unless otherwise specified in the Grantee's Award Letter, each Restricted Stock Award shall constitute an immediate transfer of the record and beneficial ownership of the Shares of Restricted Stock to the Grantee. Shares awarded pursuant to a grant of Restricted Stock may be issued in the name of the Grantee and held, together with a stock power endorsed in blank,by the Committee or Company (or their delegates) or in trust or in escrow pursuant to an agreement satisfactory to the Committee, as determined by the Committee, until such time as the restrictions on transfer have expired. Unless otherwise designated by the Committee, the holder of Restricted Stock will have the right to vote such shares and to exercise all of the rights, powers and privileges of a holder of shares of Common Stock. The Committee may also limit a holder's right to receive dividends.

Performance Units and Shares and Other Stock-Based Awards

The 2005 Plan also authorizes the Committee to grant Performance Awards in the form of performance units or performance shares or Other Stock-Based Awards to individuals eligible to participate in the 2005 Plan.

Performance units and shares may be granted by the Committee on such terms and conditions as determined by the Committee for a performance period. For each performance period, the Committee will establish specific financial or non-financial performance objectives, the number of performance units or performance shares and their contingent values, which values may vary depending on the degree to which such objectives are met. The Committee may establish performance goals applicable to Performance Awards based upon criteria in one or more of the following categories: (i) performance of the Company as a whole, (ii) performance of a segment of the Company's business, and (iii) individual performance and either as an absolute measure or as a measure of comparative performance relative to peer group of companies. Performance criteria for the Company shall relate to the achievement of predetermined financial and operating objectives for the Company and its Subsidiaries on a consolidated basis. Performance criteria for a segment of the Company's business shall relate to the achievement of financial and operating objectives of the segment for which the Grantee is accountable. Examples of performance criteria may include sales, free cash flow, revenue, pre-tax or after-tax profit levels, including: earnings per share, operating earnings, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, net operating profits after tax, and net income; total stockholder return; return on assets, equity, capital or investment; cash flow and cash flow return on investment; economic value added and economic profit; growth in earnings per share, debt to equity ratio, market share, price per share of Common Stock, economic value added and market value added; levels of operating expense and maintenance expense or measures of customer satisfaction and customer service as determined from time to time including the relative improvement therein. Individual performance criteria shall relate to a Grantee's overall performance, taking into account, among other measures of performance, the attainment of individual goals and objectives. The performance goals may differ among Grantees. Other Stock-Based Awards may consist of awards that are valued, in whole or in part, by reference to, or otherwise based on, shares of Common Stock. Subject to the terms of the 2005 Plan, the Committee may determine any terms and conditions of Other Stock-Based Awards; provided, however, that those Incentive Awards intended to qualify as performance-based compensation under Code Section 162(m) shall comply with the standards specified in the 2005 Plan and in accordance with Section 162(m) and the regulations thereunder. Payment of stock-based awards will be in shares of Common Stock or other consideration related to those Incentive Awards as the Committee determines in its discretion.

Termination of Employment and Change in Control

The 2005 Plan gives the Committee discretion to establish and include in Award Letters any acceleration vesting, lapse of restrictions, the exercise period, the definition of disability and other terms and conditions in the event of termination of employment, death or disability. The 2005 Plan also gives the Committee discretion to establish and include in Award Letters any acceleration of vesting, lapse or restrictions and any other terms and conditions in the event of a change in control of the Company and the events that shall constitute a change in control of the Company.

Tax Withholding

The Company shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan or an Incentive Award. With respect to tax withholding required upon the exercise of Stock Options, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of any Incentive Awards, Grantees may elect, subject to the approval of the Committee in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction.

Incentive Awards Nontransferable

Generally, no Incentive Award may be assigned, sold or otherwise transferred by a Grantee, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order under Section 414(p) of the Code. Furthermore, no Incentive Award may be subject to any encumbrance, pledge, lien, assignment or charge. An Incentive Award may be exercised during the Grantee's lifetime only by the Grantee or the Grantee's legal guardian. However, in the discretion of the Committee, the Award Letters for a non-statutory stock option may provide that the non-statutory stock option is transferable to members of the Grantee's immediate family, a trust or trusts for the exclusive benefit of such immediate family members (including the Grantee), or a partnership in which such immediate family members (including the Grantee) are the only partners. The 2005 Plan contains provisions permitting such a transfer if there is no consideration for such transfer, such transfer is approved by the Committee, and such transfer is expressly provided for in the applicable Award Letter.

Amendment and Termination of the 2005 Plan

The Board may amend or terminate the 2005 Plan at any time, except that the 2005 Plan may not be modified or amended without the approval of the stockholders of the Company (within the time period required by applicable law, if any), if such amendment would:

  (i)
  increase the number of shares of Common Stock that may be issued thereunder, except in connection with the recapitalization or reclassification of Common Stock;

  (ii)
  amend the eligibility requirements for Employees to participate in the 2005 Plan;

  (iii)
  increase the maximum limits on Incentive Awards to Employees as set for compliance with the Performance-Based Exception under Section 162(m) of the Code;

  (iv)
  extend the term of the 2005 Plan;

  (v)
  permit the cancellation of Incentive Awards of Options for which the shares of Common Stock have a current Fair Market Value that is less than the Fair Market Value of the shares of Common Stock under such Option on the date of grant; or

  (vi)
  decrease the authority granted to the Committee under the 2005 Plan in contravention of Rule 16b-3 under the Securities Exchange Act of 1934.

No termination, amendment or modification of the 2005 Plan shall adversely affect in any material way any outstanding Incentive Award previously granted to a Grantee without his or her written consent.

Federal Income Tax Consequences of Awards Granted Under the 2005 Plan

THE FOLLOWING IS A SUMMARY OF THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES THAT GENERALLY WILL ARISE UNDER THE CODE WITH RESPECT TO INCENTIVE AWARDS GRANTED UNDER THE 2005 PLAN AND DOES NOT PURPORT TO BE A COMPLETE STATEMENT OF ALL RELEVANT PROVISIONS OF THE CODE. MOREOVER, THIS SUMMARY IS BASED UPON CURRENT FEDERAL INCOME TAX LAWS UNDER THE CODE, WHICH ARE SUBJECT TO CHANGE. THE TREATMENT OF FOREIGN, STATE, LOCAL OR ESTATE TAXES IS NOT ADDRESSED. THE TAX CONSEQUENCES OF THE INCENTIVE AWARDS ARE COMPLEX AND DEPENDENT UPON EACH INDIVIDUAL'S PERSONAL TAX SITUATION. ALL GRANTEES ARE ADVISED TO CONSULT WITH HIS OR HER OWN TAX ADVISOR RESPECTING INCENTIVE AWARDS.

Incentive Stock Options. In general, a Grantee will not recognize taxable income upon the grant or a "qualified" exercise of any Incentive Stock Option. The Company is not entitled to a deduction at the time of grant or "qualified" exercise. Instead, a Grantee will recognize taxable income with respect to Incentive Stock Options only upon the sale of shares of Common Stock acquired through the "qualified" exercise of an option. The "qualified" exercise of an Incentive Stock Option, however, may subject the Grantee to the alternative minimum tax.

Generally, the tax consequences of selling shares of Common Stock acquired upon the exercise of an Incentive Stock Option will vary with the length of time that the Grantee has owned the shares of Common Stock at the time it is sold. If the Grantee sells shares of Common Stock acquired upon the "qualified" exercise of an Incentive Stock Option, which means selling it after having owned it for more than 2 years from the date the option was granted and 1 year from the date the option was exercised, then the Grantee will recognize long-term capital gain in an amount equal to the excess of the sale price of the shares of Common Stock sold over the exercise price.

If the Grantee sells shares of Common Stock acquired upon the exercise of Incentive Stock Options for more than the exercise price prior to having owned it for more than 2 years from the date the option was granted and 1 year from the date the option was exercised (a disqualifying disposition), then the Grantee will recognize ordinary income in an amount equal to the difference between the fair market value of the shares acquired on the date of exercise (or, if less, the sale price of the shares) and the exercise price. The Company is generally entitled to a tax deduction at the same time and in the same amount as the ordinary income recognized by the Grantee from such disposition.

If a Grantee sells shares of stock acquired upon the exercise of an Incentive Stock Option for less than the exercise price, then the Grantee may recognize a capital loss in an amount equal to the excess of the exercise price over the sale price of the shares.

Non-Statutory Stock Options. As in the case of an Incentive Stock Option, a Grantee will not recognize taxable income upon the grant of a non-statutory stock option nor will the Company be entitled to a deduction at that time. Unlike the case of an Incentive Stock Option, however, a Grantee who exercises a non-statutory stock option generally will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of Common Stock acquired through the exercise of the option on the date the option was exercised over the exercise price, and the Company will generally recognize a corresponding tax deduction in the same amount at the same time.

With respect to any shares of Common Stock acquired upon the exercise of a non-statutory stock option, a Grantee will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling the shares, a Grantee will generally recognize a capital gain or loss in an amount equal to the difference between the sale price of the shares and the Grantee's tax basis in the shares.

Under current rulings, if a Grantee transfers previously held shares of Common Stock (other than Common Stock acquired by exercise of an Incentive Stock Option that has not been held for the requisite holding period) in satisfaction of part or all of the exercise price of a non-statutory stock option or Incentive Stock Option, the Grantee will recognize income with respect to the Common Stock received in the manner described above, but no additional gain will be recognized as a result of the transfer of such previously held shares in satisfaction of the non-statutory stock option or Incentive Stock Option exercise price. Moreover, that number of Shares of Common Stock received upon exercise that equals the number of shares of previously held Common Stock surrendered in satisfaction of the non-statutory stock option or Incentive Stock Option Exercise Price will have a tax basis that equals, and a holding period that includes, the tax basis and holding period of the previously held shares of Common Stock surrendered in satisfaction of the non-statutory stock option or Incentive Stock Option Exercise Price. Any additional shares of Common Stock received upon exercise will have a tax basis that equals the amount of cash (if any) paid by the Grantee, plus, in the case of a non-statutory stock option, the amount of ordinary income recognized by the Grantee with respect to the shares of Common Stock received.

Restricted Shares. A Grantee will not recognize taxable income upon the grant of an award of restricted shares (nor will the Company be entitled to a deduction) unless the Grantee makes an election under Section 83(b) of the Code. If the Grantee makes a Section 83(b) election within 30 days of the date the restricted shares are granted, then the Grantee will recognize ordinary income, for the year in which the award is granted, in an amount equal to the excess of the fair market value of the shares of Common Stock at the time the award is granted over the purchase price, if any, paid for the shares of Common Stock. If such election is made and the Grantee subsequently forfeits some or all of the shares, then the Grantee generally will not be entitled to any refund of taxes paid as a result of the Section 83(b) election, and may take a loss only with respect to the amount actually paid for the shares. If a Section 83(b) election is not made, then the Grantee will recognize ordinary income at the time that the forfeiture provisions or restrictions on transfer lapse in an amount equal to the excess of the fair market value of the shares of Common Stock at the time of such lapse over the original price paid for the shares of Common Stock, if any. The Grantee will have a tax basis in the shares of Common Stock acquired equal to the sum of the price paid, if any, and the amount of ordinary income recognized at the time the Section 83(b) election is made or at the time the forfeiture provisions or transfer restriction lapse, as is applicable.

Upon the disposition of shares of Common Stock acquired pursuant to an award of restricted shares, the Grantee will recognize a capital gain or loss in an amount equal to the difference between the sale price of the shares of Common Stock and the Grantee's tax basis in the shares of Common Stock. This capital gain or loss will be a long-term capital gain or loss if the shares are held for more than 1 year. For this purpose, the holding period shall begin after the date on which the forfeiture provisions or restrictions lapse if a Section 83(b) election is not made, or on the date after the award is granted if the Section 83(b) election is made.

We will generally be entitled to a corresponding tax deduction at the time the Grantee recognizes ordinary income on the Restricted Stock, whether by vesting or a Code Section 83(b) election, in the same amount as the ordinary income recognized by the Grantee.

Other Stock-Based Awards. Generally a Grantee will not recognize any taxable income upon the grant of Other Stock-Based Awards. Upon the payment of Other Stock-Based Awards, a Grantee will recognize compensation taxable as ordinary income, and the Company will be entitled to a corresponding tax deduction in the same amount and at the same time.

However, if any such shares are subject to substantial restrictions, such as a requirement of continued employment or the attainment of certain performance objectives, the Grantee will not recognize income and the Company will not be entitled to a deduction until the restrictions lapse, unless the Grantee elects otherwise by filing an election under Code Section 83(b) as described above. The amount of a Grantee's ordinary income and the Company's deduction will generally be equal to the fair market value of the shares at the time the restrictions lapse.

Code Section 409A. New Code Section 409A generally provides that any deferred compensation arrangement which does not meet specific requirements regarding (i) timing of payouts, (ii) advance election of deferrals and (iii) restrictions on acceleration of payouts results in immediate taxation of any amounts deferred to the extent not subject to a substantial risk of forfeiture. In addition, tax on the amounts included in income are also subject to a 20% excise tax and interest. In general, to avoid a Code Section 409A violation, amounts deferred may only be paid out on separation from service, disability, death, a specified time, a change in control (as defined by the Treasury Department) or an unforeseen emergency. Furthermore, the election to defer generally must be made in the calendar year prior to performance of services, and any provision for accelerated payout other than for reasons specified by the Treasury may cause the amounts deferred to be subject to early taxation and to the imposition of the excise tax.

Code Section 409A is applicable to any form of deferred compensation, which is broadly defined, and may be applicable to certain awards under the 2005 Plan. The new Code Section 409A is effective with respect to amounts deferred after December 31, 2004, but may also apply to amounts deferred earlier under arrangements which are materially modified after October 3, 2004. Incentive Awards under the 2005 Plan that are subject to Code Section 409A are intended to satisfy the requirements of Code Section 409A.

Other Tax Considerations. Upon accelerated exercisability of Stock Options and accelerated lapsing of restrictions upon Restricted Stock or other Incentive Awards due to a change in control (as defined in Code Section 280G) certain amounts associated with such Incentive Awards could, depending upon the individual circumstances of the Grantee, constitute "excess parachute payments" under Section 280G of the Code. Under these provisions, a Grantee will be subject to a 20% excise tax on any "excess parachute payment" and the Company will be denied any deduction with respect to such excess parachute payment.

The limit on the deductibility of compensation under Section 162(m) of the Code is also reduced by the amount of any excess parachute payments. Whether amounts constitute excess parachute payments depends upon, among other things, the value of the Incentive Awards accelerated and the past compensation of the Grantee.

Taxable compensation earned by "covered employees" (as defined in Code Section 162(m)) subject to Code Section 162(m) for Options, Restricted Stock or other applicable Incentive Awards is intended to constitute qualified performance-based compensation. The Company should, therefore, be entitled to a tax deduction for compensation paid in the same amount as the ordinary income recognized by the covered Employees without any reduction under the limitations of Section 162(m) on deductible compensation paid to such Employees. However, the Committee may determine, within its sole discretion, to grant Incentive Awards to such covered employees that do not qualify as performance-based compensation. Under Section 162(m), the Company is denied a deduction for annual compensation paid to such Employees in excess of $1.0 million.

The foregoing U.S. federal income tax information is only a summary and does not purport to be a complete statement of all of the relevant provisions of the Code. The effect of any foreign, state, local or estate taxes is not addressed.

VOTE REQUIRED

The affirmative vote of a majority of the votes cast by Stockholders on this proposal at the annual meeting is required for the adoption of the TODCO 2005 Long Term Incentive Plan described in this proposal. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the effect of a negative vote. If you hold your shares through a broker, bank or other nominee and you do not instruct them on how to vote on this proposal, your broker will not have authority to vote your shares if your broker is a NASD or NYSE member organization. Broker non-votes will not affect the outcome of the vote on the adoption of the TODCO 2005 Long Term Incentive Plan.

BOARD RECOMMENDATION

The Board of Directors believes that it is in the best interests of the Company to continue to provide employees with the opportunity to acquire an ownership interest in the Company through their participation in the TODCO 2005 Long Term Incentive Plan and thereby encourage them to remain in the Company's employ and more closely align their interests with those of the Stockholders.

The Board of Directors unanimously recommends that you vote "FOR" the adoption of the TODCO 2005 Long Term Incentive Plan.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Separation from Transocean

In February 2004 the Company completed an initial public offering of the Company's Class A common stock in which Transocean sold approximately 23% of the Company's common stock to the public (the "IPO"). In September and December 2004 the Company completed two secondary offerings in which Transocean sold additional shares to the public and converted its remaining Class B shares to Class A common stock leaving Transocean with 13,310,000 shares of the Company's Class A common stock as of the completion of the December secondary offering.

Stock for Debt Exchange

In February 2004, prior to the IPO, the Company exchanged $45,784,000, $152,463,000 and $289,793,000 in principal amount of the Company's outstanding 7.375%, 6.750% and 9.500% notes, respectively, held by Transocean for 3,940,406 shares of the Company's Class B common stock. The determination of the number of shares issued was based on a method that took into account the initial public offering price. Immediately following this exchange, the Company declared a dividend of 11.1447508 shares of the Company's Class B common stock with respect to each share of the Company's Class B common stock outstanding immediately following the exchange. As a result, 60,000,000 shares of the Company's Class B common stock were issued and outstanding immediately prior to the IPO. The stock for debt exchange was exempt from registration pursuant to Section 4(2) of the Securities Act.

        Prior to the closing of the IPO, the Company completed the following transactions:

  •
  The Company assigned to Transocean for no consideration any other agreements relating to drilling units and other assets not owned by the Company or the Company's subsidiaries upon the closing of the IPO.

  •
  The Company assigned to Transocean the rights to any receivables outstanding upon the closing of the IPO which were not related to the "TODCO business" as that term is used in the master separation agreement. The Company will remit the proceeds from those receivables as they are collected.

  •
  The Company transferred to Transocean any remaining miscellaneous equipment and other assets that did not relate to the Company's business following the closing of the IPO.

Relationship Between the Company and Transocean

The Company has provided below a summary description of the material terms and conditions of a master separation agreement and several other important related agreements between Transocean and the Company which the Company entered into immediately prior to the IPO.

Master Separation Agreement

The master separation agreement between Transocean and the Company provides for the completion of the separation of the Company's assets and businesses from those of Transocean. In addition, it contains several agreements governing the relationship between the Company and Transocean following the IPO and specifies the ancillary agreements that the Company and Transocean signed.

TODCO Business

In summary, the master separation agreement defines the TODCO business to mean (i) contract drilling, workover, production and similar services for oil and gas wells using jackup, submersible, barge (including workover) and platform drilling rigs in the U.S. Gulf of Mexico and U.S. inland waters and contract drilling, workover, production and similar services for oil and gas wells in and offshore Mexico, Trinidad, Colombia and Venezuela (including the turnkey drilling services formerly provided by the Company's subsidiaries in Venezuela); (ii) the Company's joint venture interest in Delta Towing Holdings, LLC, the operation of the business transferred to Delta Towing prior to that transfer and the notes issued in connection with that transfer; (iii) activities that were related primarily to the above activities, and (iv) any business conducted by TODCO or any of its subsidiaries after the closing of the IPO.

The following businesses and activities are excluded from the definition of the TODCO business to the extent they were conducted prior to the closing of the IPO:

  •
  contract drilling, workover, production or similar services for oil and gas wells using semisubmersibles and drillships in the U.S. Gulf of Mexico, including maintenance and mobilization activities to the extent related to rigs providing these services,

  •
  contract drilling, workover, production or similar services for oil and gas wells in geographic regions outside of the U.S. Gulf of Mexico, U.S. inland waters, Mexico, Colombia, Trinidad and Venezuela, including maintenance and mobilization activities to the extent related to rigs providing these services and such services using land rigs,

  •
  construction activities (including construction activities involving an upgrade to, or modification of, a rig) in connection with rigs or other assets owned by (1) Transocean or its subsidiaries (excluding the Company) after the closing of the IPO or (2) neither Transocean nor the Company after the closing of the IPO,

  •
  oil and gas exploration and production activities,

  •
  coal production activities, and

  •
  the turnkey drilling business that the Company formerly operated in the U.S. Gulf of Mexico and offshore Mexico, except that contract drilling services provided to that business which otherwise fall within the definition of TODCO business are not excluded.

Transfer of Assets and Assignment of Liabilities

The Company has transferred the stock of various subsidiaries and other assets to Transocean and Transocean has assumed liabilities associated with the transferred assets and businesses. The master separation agreement provides for any additional transfers of assets and assumptions of liabilities necessary to effect the separation of the TODCO business from the business of Transocean. The master separation agreement provides that assets or liabilities that could not legally be transferred or assumed prior to the closing of the IPO would be transferred or assumed as soon as practicable following receipt of all necessary consents of third parties and regulatory approvals. The party retaining these assets or liabilities will also take any action reasonably requested by the other party in order to place the other party in the same position as would have existed if the transfer or assumption had been completed. The Company refers to all of these transfers of assets and assumptions of liabilities together as the "separation."

Except as set forth in the master separation agreement, all assets were transferred on an "as is, where is" basis. As a result, the Company and Transocean each have agreed to bear the economic and legal risks that any conveyances of assets are insufficient to vest good and marketable title to such assets in the party who should have title under the master separation agreement.

Indemnification and Release

The master separation agreement provides for cross-indemnities that will generally place financial responsibility on the Company and the Company's subsidiaries for all liabilities associated with the businesses and operations falling within the definition of TODCO business, and that will generally place financial responsibility for liabilities associated with all of Transocean's businesses and operations with Transocean and its subsidiaries, regardless of the time those liabilities arise. The master separation agreement also contains indemnification provisions under which the Company and Transocean each indemnify the other with respect to breaches of the master separation agreement or any ancillary agreements. The Company has also agreed to indemnify Transocean against liabilities arising from misstatements or omissions in registration statements filed in connection with offerings of the Company's common stock.

In connection with the Company's separation from Transocean, the allocation of liabilities related to taxes and employment matters are governed separately in a tax sharing agreement and an employee matters agreement. See "—Tax Sharing Agreement" and "—Employee Matters Agreement."

Under the master separation agreement, the Company generally released Transocean and its affiliates, agents, successors and assigns, and Transocean generally released the Company and the Company's affiliates, agents, successors and assigns, from any liabilities between the Company or the Company's subsidiaries on the one hand, and Transocean or its subsidiaries on the other hand, arising from acts or events occurring on or before the closing of the IPO, including acts or events occurring in connection with the separation or the IPO. The general release does not apply to obligations under the master separation agreement or any ancillary agreement or to specified debt and other ongoing contractual arrangements.

Under the master separation agreement, the Company is strictly liable to Transocean for any misstatements or omissions in information supplied to Transocean in connection with filings and other public disclosures.

Other Covenants

The master separation agreement also contains provisions relating to the exchange of information, provision of information for financial reporting purposes, the preservation of legal privileges, dispute resolution, and provision of corporate records. Some of the rights granted to Transocean in the master separation agreement would apply to and be binding upon any entity that acquires control of the Company.

Corporate Governance

The master separation agreement also contains several provisions regarding the Company's corporate governance that apply as long as Transocean owns specified percentages of the Common Stock. As long as Transocean owns at least 10% but less than a majority of the voting power of the Company's outstanding voting stock, Transocean will have the right to:

  •
  designate for nomination a number of directors proportionate to its voting power, and

  •
  designate one member of any committee of the Company's Board of Directors.

In the master separation agreement, the Company has also agreed to use the Company's best efforts to cause Transocean's nominees to be elected.

The master separation agreement specifies the form of the Company's amended and restated certificate of incorporation and bylaws to be in effect at the time of the IPO. It also provides that for so long as Transocean beneficially owns shares representing at least 15% of the voting power of the Company's outstanding voting stock, the Company will not, without the prior consent of Transocean, adopt any amendments to the Company's amended and restated certificate of incorporation or bylaws or take any action to recommend to the Stockholders certain actions which would, among other things, limit the legal rights of Transocean, or deny any benefit to Transocean or any of its subsidiaries as the Company's stockholders in a manner not applicable to the Stockholders generally.

Expenses

Transocean paid all out-of-pocket costs and expenses incurred in connection with the separation, the IPO, the master separation agreement and the ancillary agreements, except as otherwise provided in the master separation agreement, the ancillary agreements or any other agreement between the Company and Transocean relating to the separation and the IPO. Transocean also paid out-of-pocket costs and expenses incurred in connection with the offerings the Company concluded in September 2004 and December 2004.

Tax Sharing Agreement

Until the closing of the Company's IPO, the Company was included in Transocean Holdings Inc.'s ("Transocean Holdings") consolidated group for U.S. federal income tax purposes. After the closing of the IPO, the Company was not included in Transocean Holdings' U.S. federal consolidated group because no U.S. subsidiary of Transocean owns at least 80% of the aggregate voting power and value of the Company's outstanding stock.

The Company entered into a tax sharing agreement with Transocean Holdings which governs Transocean Holdings' and the Company's respective rights, responsibilities and obligations with respect to taxes and tax benefits. References in this summary description of the tax sharing agreement to the terms "tax" or "taxes" mean taxes and any interest, penalties, additions to tax or additional amounts in respect of such taxes. The general principles of the tax sharing agreement include the following:

  •
  Except for special tax items discussed in the bullet below, all U.S. federal, state, local and foreign income taxes and income tax benefits (including income taxes and income tax benefits attributable to the TODCO business) that accrued on or before the closing of the IPO generally are for the account of Transocean Holdings. Accordingly, the Company generally is not liable for any income taxes accruing on or before the closing of the IPO, but the Company generally must pay Transocean Holdings for the amount of any income tax benefits, calculated as described below, created on or before the closing of the IPO ("pre-closing tax benefits") that the Company uses or absorbs on a return with respect to a period after the closing of the IPO. The Company has no obligation to pay Transocean Holdings for any pre-closing tax benefits arising out of or relating to the alternative minimum tax provisions of Sections 55 through 59 of the Code, but the Company is required to pay Transocean Holdings for any pre-closing tax benefits the Company uses that are alternative minimum tax credits described in Section 53 of the Code. The Company's obligation to pay Transocean Holdings for the use of pre-closing tax benefits and the Company's potential obligation to pay alternative minimum tax to the Internal Revenue Service may result in the Company's paying more, in the aggregate, to the Internal Revenue Service and to Transocean Holdings than the Company would otherwise have paid if the Company had utilized no pre-closing tax benefits. For purposes of the tax sharing agreement, deferred tax liabilities reflected in the Company's financial statements, which represent the anticipated future tax effects of temporary differences between the financial statement basis and the tax basis of the Company's assets and liabilities, are not considered to constitute income tax liabilities accrued on or before the closing of the IPO. As of December 31, 2004 we had approximately $368 million of income tax benefits subject to our obligation to reimburse Transocean. The amount of these tax benefits are calculated as follows:

    (1)
    in the case of a deduction used or absorbed, by multiplying the deduction by the highest applicable statutory tax rate in effect, and

    (2)
    in the case of a credit used or absorbed, by allowing 100% of the credit.

  •
  However, if the use or absorption of a pre-closing tax benefit defers or precludes the Company's use or absorption of any income tax benefit created after the closing of the IPO ("post-closing tax benefit"), the Company's payment obligation with respect to the pre-closing tax benefit generally will be deferred until the Company actually uses or absorbs such post-closing tax benefit. This payment deferral will not apply with respect to, and the Company will have to pay currently for the use or absorption of pre-closing tax benefits to the extent of:

  (1)
  up to 20% of any deferred or precluded post-closing tax benefit arising out of the Company's payment of foreign income taxes, and

  (2)
  100% of any deferred or precluded post-closing tax benefit arising out of a carryback from a subsequent year.

  •
  If any person other than Transocean or its subsidiaries becomes the beneficial owner of greater than 50% of the aggregate voting power of the Company's outstanding voting stock, the Company will be deemed to have used or absorbed all pre-closing tax benefits, and the Company generally will be required to pay Transocean Holdings an amount for the deemed use or absorption of these pre-closing tax benefits. The Company is required to make this payment even if the Company is unable to actually use or absorb these pre-closing benefits. The amount paid for the deemed use of these tax benefits will be calculated by:

  (1)
  in the case of a deduction (including, for these purposes, all pre-closing income taxes, whether claimed as a deduction or credit), multiplying the deduction by the highest applicable statutory tax rate in effect,

  (2)
  in the case of a credit other than a pre-closing foreign tax credit, allowing 100% of such credit, and

  (3)
  multiplying the amounts by a specified discount factor.

  •
  The specified discount factor will vary depending on the year in which another person becomes the beneficial owner of greater than 50% of the voting power of the Company's stock: if in 2007 or

    2008, then the factor is 0.80; if in 2005 or 2006, then the factor is 0.70; if in 2009, then the factor is 0.85; if in 2010, then the factor is 0.90; if in 2011 or 2012, then the factor is 0.95; and if in 2013 or a later year, then the factor is 1.00. Moreover, if any of the Company's subsidiaries that join with the Company in the filing of consolidated returns ceases to join in the filing of such returns, the Company will be deemed to have used that portion of the pre-closing tax benefits attributable to that subsidiary following the cessation, and the Company generally will be required to pay Transocean Holdings the amount of this deemed tax benefit, calculated as described above with regard to an acquisition of beneficial ownership, at the time such subsidiary ceases to join in the filing of such returns. In the case of any of the Company's payments to Transocean Holdings resulting from another person becoming the owner of greater than 50% of the Company's voting stock or a subsidiary ceasing to join in the filing of a consolidated return with the Company, the payment will in no case be deferred, regardless of whether the existence of the related pre-closing tax benefit would or could defer or preclude the Company's use or absorption of any post-closing tax benefit. Moreover, the payment will not be subsequently adjusted for any difference between the tax benefits that the Company is deemed to use or absorb in such case and the tax benefits that the Company actually uses or absorbs, and the difference between those amounts could be substantial. Among other considerations, applicable tax laws may, as a result of another person becoming the owner of greater than 50% of the Company's voting power, significantly limit the Company's use of such tax benefits, and these limitations are not taken into account in determining the amount of the payment to Transocean Holdings. A substantial portion of the pre-closing tax benefits are net operating losses, most or all of which should be eligible to be carried forward to at least 2019.

  •
  The Company is responsible for all special tax items accruing on or after the date on which the Company issued shares of the Company's common stock to Transocean in repayment of the Company's notes, as described in "—Stock for Debt Exchange." For this purpose, special tax items means taxes with respect to items specified in U.S. Treasury regulation Section 1.1502-76(b)(2)(ii)(c) (generally referring to transactions outside the ordinary course of the Company's business). However, special tax items do not include taxes with respect to transactions to effect the separation of the TODCO business from the business of Transocean. Moreover, there were no special tax items that accrued during the period beginning on the date of issuance of such shares to Transocean and ending on the date of the closing of the IPO.

  •
  The Company and Transocean Holdings are not currently members of a U.S. federal consolidated group or state, local or foreign combined group. If the Company and Transocean Holdings (or any affiliate of Transocean Holdings other than the Company) were to become members of a U.S. federal consolidated group or state, local or foreign combined group for any period after the closing of the IPO, the Company would be responsible for all income taxes attributable to the Company for that period, determined as if the Company had filed separate U.S. federal, state, local or foreign income tax returns. The Company would be entitled to reimbursement by Transocean Holdings for any income tax benefits realized by Transocean Holdings or any of its affiliates as a result of the Company's being a member of any such consolidated or combined group.

  •
  The Company must pay Transocean Holdings for any tax benefits attributable to the Company resulting from (1) the payment by Transocean Holdings, after the closing of the IPO, of any additional taxes of the TODCO business that are not U.S. federal income taxes or (2) the delivery by Transocean or its subsidiaries, after the closing of the IPO, of stock of Transocean to an employee of the Company in connection with the exercise of an employee stock option. The Company will generally be required to pay the deemed value of these tax benefits within 30 days of the payment of such additional taxes or the delivery of Transocean stock, whether or not the Company ever actually uses or absorbs such tax benefits. However, items in excess of $1.0 million will be subject to the same rules as discussed above for pre-closing tax benefits, and therefore the payment of these items may be deferred in some circumstances.

  •
  Apart from (1) income taxes and income tax benefits that accrued on or before the closing of the IPO and (2) tax benefits resulting from Transocean Holdings' payment of the Company's taxes that are not U.S. federal income taxes or delivery of stock to the Company's employees, described above, Transocean Holdings is responsible for all income taxes, and is entitled to all income tax benefits, attributable to Transocean Holdings or its affiliates (other than the Company), and the Company is responsible for all income taxes, and is entitled to all income tax benefits, attributable to the Company.

  •
  The Company's ability to obtain a refund from a carryback to a year in which the Company and Transocean Holdings joined in a consolidated or combined return is at the discretion of Transocean Holdings. Moreover, any refund that the Company may obtain will be net of any increase in taxes resulting from the carryback that is otherwise for the account of Transocean Holdings.

  •
  The Company has the right to be notified of tax matters for which the Company is responsible under the terms of the tax sharing agreement, although Transocean Holdings has sole authority to respond to and conduct all tax proceedings, including tax audits, relating to any Transocean Holdings consolidated, or Transocean combined, income tax returns in which the Company is included.

  •
  Transocean Holdings has substantial control over the Company's filing of tax returns for so long as there remains a present or potential obligation for the Company to pay Transocean Holdings for pre-closing tax benefits. Transocean Holdings retains these rights even if it no longer owns any shares of Common Stock.

  •
  The Company also is responsible for all taxes, other than income taxes, attributable to the TODCO business, whether accruing before, on or after the closing of the IPO.

  •
  The Company generally is required to pay Transocean Holdings for the amount of pre-closing tax benefits that the Company uses in determining the amount of any installment of estimated taxes the Company pays to Transocean Holdings or any tax authority within thirty days after the installment of estimated taxes is or would have been paid. If, after any installment payment of estimated taxes or after the relevant return is due (with or without any extensions), the estimated amount of pre-closing tax benefits for which the Company has previously paid differs from the most recent estimate or actual amount of pre-closing tax benefits that the Company uses or absorbs on that return, the Company and Transocean Holdings must make appropriate true-up payments between themselves. However, under some circumstances, payments by the Company for the use of pre-closing tax benefits, whether estimated or actual, may be deferred (subject to an interest charge) under a subordination agreement between the Company and Transocean Holdings in favor of the Company's third-party lenders.

The tax sharing agreement further provides for cooperation between Transocean Holdings and the Company with respect to tax matters, the exchange of information and the retention of records that may affect the income tax liability of the parties to the agreement. However, if the Company fails to cooperate with Transocean Holdings in any tax contest with respect to taxes that are otherwise for the account of Transocean Holdings, any additional taxes resulting from such tax contest will be for the Company's account, notwithstanding any other provision in the tax sharing agreement.

Notwithstanding the tax sharing agreement, under U.S. treasury regulations, each member of a consolidated group is severally liable for the U.S. federal income tax liability of each other member of the consolidated group. Accordingly, with respect to periods in which the Company has been included in Transocean Holdings' consolidated group, the Company could be liable to the U.S. government for any

U.S. federal income tax liability incurred, but not discharged, by any other member of Transocean Holdings' consolidated group. However, if any such liability were imposed, the Company would generally be entitled to be indemnified by Transocean Holdings for tax liabilities allocated to Transocean Holdings under the tax sharing agreement.

Registration Rights Agreement

Because the shares of Common Stock held by Transocean are deemed "restricted securities" as defined in Rule 144, Transocean may only sell a limited number of shares of Common Stock into the public markets without registration under the Securities Act. The Company entered into a registration rights agreement with Transocean under which, at the request of Transocean, the Company would use the Company's best efforts to register shares of the Company's common stock that were held by Transocean after the closing of the IPO, or were subsequently acquired, for public sale under the Securities Act. During 2004 the Company completed two secondary offerings for Transocean pursuant to the agreement. If Transocean sells more than 10% of the outstanding shares of Common Stock to a transferee, Transocean may transfer all or a portion of its rights under the agreement, except that a transferee that acquires a majority of the outstanding Common Stock can only request two additional registrations after it owns less than a majority of the outstanding Common Stock, and a transferee of less than a majority of the outstanding Common Stock can only request either one or two registrations, depending on the percentage of the outstanding Common Stock it acquires. The transfer of rights under the agreement to a transferee does not limit the number of registrations Transocean may request. The Company also provides Transocean and its permitted transferees with "piggy-back" rights to include its shares in future registrations of the Common Stock under the Securities Act. There is no limit on the number of these "piggy-back" registrations in which Transocean may request its shares be included. These rights will terminate once Transocean or a permitted transferee is able to dispose of all of its shares of Common Stock within a three-month period pursuant to the exemption from registration provided under Rule 144 of the Securities Act. The Company has agreed to cooperate in these registrations and related offerings. The Company and Transocean have agreed to restrictions on the ability of each party to sell securities following registrations requested by either party.

The registration rights agreement provides that the Company will pay all out-of-pocket expenses incurred in connection with any registration pursuant to the agreement. However, Transocean paid such expenses in connection with the Company's September and December 2004 offerings.

Transition Services Agreement

The Company entered into a transition services agreement with Transocean under which Transocean provides specified administrative support during the transitional period following the closing of the IPO. In 2004, Transocean provided specified information technology and systems, financial reporting, accounting, human resources, treasury and claims administration services to the Company in exchange for agreed fees based on Transocean's actual costs. The Company replaced the computerized accounting system provided by Transocean with the Company's own system on January 1, 2005. The Company no longer utilizes any other services from Transocean under the Transition Services Agreement.

Employee Matters Agreement

The Company entered into an agreement with Transocean and Transocean Holdings to allocate specified assets, liabilities, and responsibilities relating to the Company's current and former employees and their participation in Transocean's benefit plans.

Benefits under the Company's U.S. pension plan ceased to accrue as of July 1, 1999. As of August 1, 2001, the Company's employees' existing accrued benefits under that plan were fully vested. Sponsorship of that plan has been assumed by Transocean Holdings effective August 1, 2002. Because the Company no longer is a part of a controlled group of companies with Transocean for U.S. federal income tax purposes, affected employees are now entitled to take a distribution from that plan, subject to the provisions of the plan and to taxation and possible early withdrawal penalties. The Company does not expect to establish a new pension plan for the Company's employees.

The Company's employees became eligible to participate in the Company's U.S. savings plan effective November 1, 2002. The Company's employees may make pre-tax contributions to that plan. Employees who are not considered highly compensated for tax purposes may also make post-tax contributions. In 2004 the Company provided matching contributions of up to 100% of the first 3% of participant contributions, plus 50% of the next 3% of participant contributions for a total 4.5% in matching contributions. Additionally, the plan allows for a discretionary annual contribution allocable to all eligible employees, subject to a two-year vesting requirement. The Company agreed that the Company would make an annual contribution of 1.5% of compensation for all eligible employees (as defined in the plan) for so long as the Company is part of a controlled group of companies with Transocean for U.S. federal income tax purposes. Annual contributions were made for the 2002, 2003 and 2004 plan years. Effective January 1, 2005, the Company was no longer a part of a controlled group with Transocean and will no longer be required to make this contribution. On or about January 1, 2003, liabilities for the Company's employees' accounts under the Transocean U.S. Savings Plan, and assets associated with those liabilities, were transferred to the Company's U.S. savings plan. The Company's employees who have invested in Transocean ordinary shares under the Transocean U.S. Savings Plan may retain that investment, if they choose to do so, until December 31, 2005, but will not be eligible to acquire additional Transocean ordinary shares under the Company's U.S. savings plan.

Under the terms of the Transocean stock option awards granted prior to the closing of the IPO, the Company's employees will continue to retain outstanding options to acquire Transocean ordinary shares for the duration of their original term.

With some exceptions, the Company has agreed to indemnify Transocean for employment liabilities arising from any acts of the Company's employees or from claims by the Company's employees against Transocean and for liabilities relating to benefits for the Company's employees. Transocean has agreed to similarly indemnify the Company.

Service and Secondment Agreement

In July 2004, the Company entered into an agreement with Transocean under which the Company provided to Transocean specified administrative services and seconded personnel in connection with a drilling contract Transocean has for drilling oil and gas wells offshore Trinidad and Tobago for a fee of $2,750 per day. The agreement lasted for approximately three months, beginning in early September 2004. In connection with the provision of these services, the Company has agreed to indemnify Transocean for liabilities pertaining to the Company's employees (excluding the seconded personnel), and Transocean has agreed to indemnify the Company for liabilities pertaining to its employees (including the seconded personnel).

In January 2005, the Company entered into an agreement with Transocean under which the Company provides to Transocean specified administrative services and seconded personnel in connection with a drilling contract Transocean has for drilling oil and gas wells offshore Venezuela, for a fee of $3,500 per day and for an expected duration of 60 to 90 days, beginning in January 2005. In connection with the provision of these services, the Company has agreed to indemnify Transocean for liabilities pertaining to the Company's employees (excluding the seconded personnel), and Transocean has agreed to indemnify the Company for liabilities pertaining to its employees (including the seconded personnel).

GENERAL AND OTHER MATTERS

The Company believes that Proposals 1, 2 and 3 are the only matters that will be brought before the Annual Meeting. However, if other matters are properly presented at the Annual Meeting, it is intended that the persons named in the proxy will vote in accordance with their best judgment on such matters.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than 10% Stockholders are required by Commission regulations to furnish the Company copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely upon review of the copies of such reports furnished to the Company during the fiscal year ended December 31, 2004, no director, officer or beneficial holder of more than 10% of any class of equity securities of the Company failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year.

HOUSEHOLDING OF STOCKHOLDER MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of the Company's Proxy Statement or Annual Report to Stockholders may have been sent to multiple stockholders in the same household. The Company will promptly deliver a separate copy of either document to any stockholder upon request by writing the Company's Investor Relations Department at the following address: TODCO Investor Relations Department, 2000 W. Sam Houston Parkway S., Suite 800, Houston, Texas 77042-3615 or by telephoning (713) 278-6000. Any stockholder who wants to receive separate copies of the annual report and proxy statement in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact the stockholder's bank, broker, or other nominee record holder, or contact the Company at the above address and telephone number.

A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2004 is being mailed to Stockholders with this Proxy Statement. The Annual Report to Stockholders does not constitute a part of the proxy soliciting material.

The Company will provide to each person solicited by this Proxy Statement, without charge except for exhibits, upon request in writing, a copy of its Annual Report on Form 10-K for the year ended December 31, 2004, including the financial statements and financial statement schedule, as filed with the Securities and Exchange Commission. Requests should be directed to the Investor Relations Department, TODCO, 2000 W. Sam Houston Parkway S., Suite 800, Houston, Texas 77042-3615.

Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are present at the Annual Meeting and wish to vote your stock in person, your proxy shall, at your request, be revoked at the Annual Meeting.

By Order of the Board of Directors

Randall A. Stafford Vice President, General Counsel and Corporate Secretary
April 8, 2005

APPENDIX A

TODCO LONG-TERM INCENTIVE PLAN

APPENDIX A

TODCO LONG-TERM INCENTIVE PLAN

(Effective as of the Closing Date of the IPO as defined below)

I. GENERAL

1.1   Purpose of the Plan

        The purpose of the TODCO Long-Term Incentive Plan (the "Plan") is to provide a means whereby TODCO, a Delaware company (the "Company"), may advance the best interests of the Company and its subsidiaries by providing Directors and employees with additional incentives through the grant of options ("Options") to purchase Class A Common Stock of the Company, par value US $0.01 per share ("Common Stock"), stock appreciation rights ("SARs"), shares of restricted Common Stock ("Restricted Stock"), deferred stock units ("Deferred Units") and cash performance awards ("Cash Awards"), thereby increasing the personal stake of such Directors and employees in the continued success and growth of the Company.

1.2   Administration of the Plan

        (a)   With respect to awards to eligible employees, the Plan shall be administered (i) prior to the closing date of an initial public offering of shares of Class A Common Stock, par value $.01 per share, of TODCO (the "IPO"), by the Board of Directors of the Company (the "Board") and (ii) on and after the closing date of the IPO, by the Executive Compensation Committee or other designated committee of the Board of Directors of the Company (the "Committee"), which shall consist of at least two Directors, all of whom (1) are not eligible for awards under the Plan, (2) are "non-employee directors" within the meaning of Rule 16b-3 under the Securities and Exchange Act of 1934 (the "Exchange Act"), and (3) are outside directors satisfying the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended, or any successor thereto (the "Code"). Notwithstanding the foregoing, prior to the IPO, the Executive Compensation Committee or other designated committee of the Board of Directors of Transocean Inc., a Cayman Island exempted company (the "Transocean Committee"), which shall consist of at least two directors, all of whom are outside directors of Transocean Inc. satisfying the requirements of Section 162(m) of the Code shall designate the type and amount of awards to the following senior executives of the Company: (i) President and Chief Executive Officer, (ii) Vice President and Chief Financial Officer, (iii) Vice President-Marketing, and (iv) Vice President and Controller (collectively, referred to as the "Senior Executives").

        (b)   With respect to awards to Eligible Directors (as defined in Section 1.3), the Plan shall be administered by the Board. The Board shall have authority to interpret conclusively the provisions of the Plan, to adopt such rules and regulations for carrying out the Plan as it may deem advisable, to decide conclusively all questions of fact arising in the application of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. All decisions and acts of the Board, with respect to Eligible Directors, shall be final and binding upon all affected Plan participants.

        (c)   The Board, prior to the IPO, and the Committee, on and after the IPO, shall designate the eligible employees, if any, to be granted awards under the Plan, the type and amount of such awards and the time when awards will be granted. Prior to the IPO, the Transocean Committee shall designate the type and amount of awards to the Senior Executives. The Board shall designate the Eligible Directors (as defined in Section 1.3), if any, to be granted awards under the Plan, the type and amount of such awards and the time when awards will be granted. All awards granted under the Plan shall be on the terms and subject to the conditions hereinafter provided.

1.3   Eligible Participants

        Employees, including officers, of the Company and its subsidiaries, and of partnerships or joint ventures in which the Company and its subsidiaries have a significant ownership interest as determined by the Committee (all of such subsidiaries, partnerships and joint ventures being referred to as "Subsidiaries") shall be eligible for awards under the Plan.

        Each Director of the Company who is not an officer or employee of the Company or any of its Subsidiaries (an "Eligible Director") shall be eligible for awards under the Plan. Notwithstanding the foregoing, any Eligible Director including, without limitation, any director that is an employee of Transocean (as defined in Section 6.10(a)), may decline any such award. Eligible Directors shall not be entitled to receive awards under Section 2.6.

        An employee or Eligible Director to whom an award is granted under the Plan may be hereinafter referred to as a "Participant."

1.4   Awards Under the Plan

        Awards to eligible employees and Eligible Directors under the Plan may be in the form of (a) Options to purchase Common Stock, (b) SARs which may be either freestanding or issued in tandem with Options, (c) Restricted Stock, (d) Deferred Units, (e) Supplemental Payments (as defined in Section 2.4) which may be awarded with respect to Options, SARs, Restricted Stock and Deferred Units, (f) performance awards payable in cash, or (g) any combination of the foregoing.

1.5   Shares of Common Stock Subject to the Plan

        The aggregate number of shares of Common Stock which may be issued with respect to awards made under the Plan shall not exceed three million shares (the "Available Shares"). Of such authorized shares, the aggregate number of shares of Restricted Stock and Deferred Units which may be issued pursuant to Article III, shall not exceed 50% of the Available Shares, and the aggregate number of shares which may be subject to incentive stock options pursuant to Section 2.6 shall not exceed all Available Shares. No employee or Eligible Director shall be granted Options, freestanding SARs, Restricted Stock, Deferred Units, or any combination of the foregoing, with respect to more than 25% of the Available Shares of Common Stock in any fiscal year (subject to adjustment as provided in Section 6.2). No employee or Eligible Director shall be granted a Supplemental Payment in any fiscal year with respect to more than the number of shares of Common Stock covered by Options, freestanding SARs, Restricted Stock awards and Deferred Unit awards granted to such employee or Eligible Director in such fiscal year. Shares of Common Stock distributed pursuant to the Plan may consist of authorized but unissued shares of Common Stock or treasury shares of Common Stock, as shall be determined from time to time by the Board.

        If any Option under the Plan shall expire, terminate or be canceled (including cancellation upon the Participant's exercise of a related SAR) for any reason without having been exercised in full, or if any Restricted Stock or Deferred Unit award shall be forfeited to the Company, the unexercised Options and forfeited shares of Restricted Stock shall not count against the above limit and shall again become available for awards under the Plan (regardless of whether the Participant received dividends or other economic benefits with respect to such Options or shares). Shares of Common Stock equal in number to the shares of Common Stock surrendered in payment of the option price, and shares of Common Stock which are withheld in order to satisfy federal, state or local tax liability, shall not count against the above limit and shall again become available for awards under the Plan. Only the number of shares of Common Stock actually issued upon exercise of an SAR, the payment of a Supplemental Payment or the vesting of a Deferred Unit award shall count against the above limit, and any shares which were estimated to be used for such purposes and were not in fact so used shall again become available for awards under the Plan.

Freestanding SARs which may be settled solely in cash shall be issued with respect to no more than an aggregate of 50% of the Available Shares. Such SARs shall not count against the limits set forth above on the number of shares of Common Stock which may be issued under the Plan. If any freestanding SAR shall expire, terminate, or be canceled for any reason without having been exercised in full, the unexercised SARs shall not count against this limit and shall again become available for awards under the Plan.

1.6   Other Compensation Programs

        The existence and terms of the Plan shall not limit the authority of the Board in compensating Directors and employees of the Company and its Subsidiaries in such other forms and amounts, including compensation pursuant to any other plans as may be currently in effect or adopted in the future, as it may determine from time to time.

II. OPTIONS AND STOCK APPRECIATION RIGHTS

2.1   Terms and Conditions of Options

        Subject to the following provisions, all Options granted under the Plan shall be in such form and shall have such terms and conditions as the Committee, in its discretion, may from time to time determine.

        (a)    Option Price.    The option price per share of Common Stock shall not be less than the fair market value of a share of Common Stock (as determined by the Committee) on the date the Option is granted. Notwithstanding the foregoing, the option price per share of Common Stock with respect to any Option granted by the Committee prior to or on the closing date of the first registered public offering of the Company's Class A Common Stock after the Effective Date (as defined in Section 6.12) shall be equal to the price to the public of a share of Class A Common Stock sold (or other class sold) in the IPO on the closing date of the IPO.

        (b)    Term of Option.    The term of an Option shall not exceed ten years from the date of grant, except as provided pursuant to Section 2.1(g) with respect to the death of a Participant. No Option shall be exercised after the expiration of its term.

        (c)    Exercise of Options.    Options shall be exercisable at such time or times and subject to such terms and conditions as the Committee shall specify in the Option grant. The Committee shall have discretion to at any time declare all or any portion of the Options held by any Participant to be immediately exercisable. An Option may be exercised in accordance with its terms as to any or all shares of Common Stock purchasable thereunder.

        (d)    Payment for Shares of Common Stock.    The Committee may authorize payment for shares of Common Stock as to which an Option is exercised to be made in cash, in shares of Common Stock or in such other manner as the Committee in its discretion may provide. The Committee may provide for procedures to permit the payment for shares of Common Stock as to which an Option is exercised to be made by use of proceeds to be received from the sale of Common Stock issuable pursuant to an award under the Plan.

        (e)    Nontransferability of Options.    No Option or any interest therein shall be transferable by the Participant other than by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act ("ERISA"), or the rules thereunder. During a Participant's lifetime, all Options shall be exercisable only by such Participant or by the guardian or legal representative of the Participant.

        (f)    Shareholder Rights.    The holder of an Option shall, as such, have none of the rights of a shareholder.

        (g)    Termination of Employment.    The Committee shall have discretion to specify in the Option grant or an amendment thereof, provisions with respect to the period during which the Option may be exercised following the optionee's termination of employment. Notwithstanding the foregoing, the Committee shall not permit any Option to be exercised beyond the term of the Option established pursuant to Section 2.1(b), except that the Committee may provide that, notwithstanding such Option term, an Option which is outstanding on the date of a Participant's death shall remain outstanding and exercisable for up to one year after the Participant's death.

        (h)    Change in Control.    Notwithstanding the exercisability schedule governing any Option, upon the occurrence of a Change in Control (as defined in Section 6.10), any Option outstanding at the time of such Change in Control and held by a Participant at the time of such Change in Control shall become immediately exercisable and, unless the Participant agrees otherwise in writing, shall remain exercisable for the remainder of the Option term.

2.2   SARs in Tandem with Options

        (a)   The Committee may, either at the time of grant of an Option or at any time during the term of the Option, grant SARs with respect to all or any portion of the shares of Common Stock covered by such Option. A tandem SAR may be exercised at any time the Option to which it relates is then exercisable, but only to the extent the Option to which it relates is exercisable, and shall be subject to the conditions applicable to such Option. When a tandem SAR is exercised, the Option to which it relates shall cease to be exercisable to the extent of the number of shares with respect to which the tandem SAR is exercised. Similarly, when an Option is exercised, the tandem SARs relating to the shares covered by such Option exercise shall terminate. Any tandem SAR which is outstanding on the last day of the term of the related Option (as determined pursuant to Section 2.1(b)) shall be automatically exercised on such date for cash without any action by the Participant.

        (b)   Upon exercise of a tandem SAR, the Participant shall receive, for each share with respect to which the tandem SAR is exercised, an amount (the "Appreciation") equal to the amount by which the fair market value (as defined below) of a share of Common Stock on the date of exercise of the SAR exceeds the option price per share of the Option to which the tandem SAR relates. For purposes of the preceding sentence, the fair market value of a share of Common Stock shall be the average of the high and low prices of such share as reported on the consolidated reporting system. The Appreciation shall be payable in cash, Common Stock, or a combination of both, at the option of the Committee, and shall be paid within 30 days of the exercise of the tandem SAR.

        (c)   Notwithstanding the foregoing, if a tandem SAR is exercised within 60 days of the occurrence of a Change in Control (as defined in Section 6.10), (i) the Appreciation and any Supplemental Payment (as defined in Section 2.4) to which the Participant is entitled shall be payable solely in cash, and (ii) in addition to the Appreciation and the Supplemental Payment (if any), the Participant shall receive, in cash, (1) the amount by which the greater of (a) the highest market price per share of Common Stock during the 60-day period preceding exercise of the tandem SAR or (b) the highest price per share of Common Stock (or the cash-equivalent thereof as determined by the Board of Directors of the Company) paid by an acquiring person during the 60-day period preceding a Change in Control, exceeds the fair market value of a share of Common Stock on the date of exercise of the tandem SAR, plus (2) if the Participant is entitled to a Supplemental Payment, an additional payment, calculated under the same formula as used for calculating such Participant's Supplemental Payment, with respect to the amount referred to in clause (1) of this sentence.

2.3   Freestanding SARs

        (a)    Base Price and Appreciation.    Each freestanding SAR shall be granted with a base price, which shall not be less than the fair market value per share of Common Stock (as determined by the Committee)

on the date the SAR is granted. Upon exercise of a freestanding SAR, the Participant shall receive, for each share with respect to which the SAR is exercised, an amount (the "Appreciation") equal to the amount by which the fair market value (as defined below) of a share of Common Stock on the date of exercise of the SAR exceeds the base price of the SAR. For purposes of the preceding sentence, the fair market value of a share of Common Stock shall be the average of the high and low prices of such share as reported on the New York Stock Exchange composite tape. The Appreciation shall be payable in cash and shall be paid within 30 days of the exercise of the SAR.

        (b)    Term of SAR.    The term of a freestanding SAR shall not exceed ten years from the date of grant, except as provided pursuant to Section 2.3(f) with respect to the death of the Participant. No SAR shall be exercised after the expiration of its term. Any freestanding SAR which is outstanding on the last day of its term (as such term may be extended pursuant to Section 2.3(f)) and as to which the Appreciation is a positive number on such date shall be automatically exercised on such date for cash without any action by the Participant.

        (c)    Exercise of SARs.    Freestanding SARs shall be exercisable at such time or times and subject to such terms and conditions as the Committee may specify in the SAR grant. The Committee shall have discretion to at any time declare all or any portion of the freestanding SARs then outstanding to be immediately exercisable. A freestanding SAR may be exercised in accordance with its terms in whole or in part.

        (d)    Nontransferability of SARs.    No SAR or any interest therein shall be transferable by the Participant other than by will or by the laws of descent and distribution. During a Participant's lifetime, all SARs shall be exercisable only by such Participant or by the guardian or legal representative of the Participant.

        (e)    Shareholder Rights.    The holder of an SAR shall, as such, have none of the rights of a shareholder.

        (f)    Termination of Employment.    The Committee shall have discretion to specify in the SAR grant or an amendment thereof, provisions with respect to the period during which the SAR may be exercised following the Participant's termination of employment. Notwithstanding the foregoing, the Committee shall not permit any SAR to be exercised beyond the term of the SAR established pursuant to Section 2.3(b), except that the Committee may provide that, notwithstanding such SAR term, an SAR which is outstanding on the date of a Participant's death shall remain outstanding and exercisable for up to one year after the Participant's death.

        (g)    Change in Control.    Notwithstanding the exercisability schedule governing any SAR, upon the occurrence of a Change in Control (as defined in Section 6.10), any SAR outstanding at the time of such Change in Control and held by a Participant at the time of such Change in Control shall become immediately exercisable and, unless the Participant agrees otherwise in writing, shall remain exercisable for the remainder of the SAR term. In addition, the Committee may provide that if a freestanding SAR is exercised within 60 days of the occurrence of a Change in Control, in addition to the Appreciation the holder shall receive, in cash, the amount by which the greater of (i) the highest market price per share of Common Stock during the 60-day period preceding exercise of the SAR or (ii) the highest price per share of Common Stock (or the cash equivalent thereof as determined by the Board of Directors) paid by an acquiring person during the 60-day period preceding a Change in Control, exceeds the fair market value per share of Common Stock on the date of exercise of the SAR.

2.4   Supplemental Payment on Exercise of Options or SARs

        The Committee, either at the time of grant or at the time of exercise of any Option or tandem SAR, may provide for a supplemental payment (the "Supplemental Payment") by the Company to the Participant with respect to the exercise of any Option or tandem SAR. The Supplemental Payment shall be in the amount specified by the Committee, which shall not exceed the amount necessary to pay the income tax payable to the national government with respect to both exercise of the Option or tandem SAR and receipt of the Supplemental Payment, assuming the Participant is taxed at the maximum effective income tax rate applicable thereto. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment. The Supplemental Payment shall be paid within 30 days of the date of exercise of an Option or SAR (or, if later, within 30 days of the date on which income is recognized for federal income tax purposes with respect to such exercise).

2.5   Eligible Director Awards

        With respect to Options, SARs and Supplemental Payment awards to Eligible Directors, the Board shall make all determinations otherwise assigned to the Committee under Article II and any reference to "employment" shall be changed to "service."

2.6   Statutory Options

        Subject to the limitations on Option terms set forth in Section 2.1, the Committee shall have the authority to grant to employees of the Company and its Subsidiaries (a) incentive stock options within the meaning of Section 422 of the Code and (b) Options containing such terms and conditions as shall be required to qualify such Options for preferential tax treatment under the Code as in effect at the time of such grant. Options granted pursuant to this Section 2.6 may contain such other terms and conditions permitted by Article II of the Plan as the Committee, in its discretion, may from time to time determine, to the extent that such terms and conditions do not cause the Options to lose their preferential tax treatment. To the extent the Code and regulations promulgated thereunder require a plan to contain specified provisions in order to qualify options for preferential tax treatment, such provisions shall be deemed to be stated in the Plan. Eligible Directors shall not be entitled to receive incentive stock options as defined in Section 422 of the Code.

2.7   Awards Prior to the IPO

        Notwithstanding the foregoing, prior to the IPO, the Board shall make all determinations otherwise assigned to the Committee under Article II with respect to Options, SARs and Supplemental Payment awards to eligible employees (except for the Senior Executives). With respect to Options, SARs and Supplemental Payment awards to the Senior Executives, prior to the IPO, the Transocean Committee shall make all determinations otherwise assigned to the Committee under Article II.

III. RESTRICTED STOCK AND DEFERRED UNITS

3.1   Terms and Conditions of Restricted Stock Awards

        Subject to the following provisions, all awards of Restricted Stock under the Plan shall be in such form and shall have such terms and conditions as the Committee, in its discretion, may from time to time determine.

        (a)   The Restricted Stock award shall specify the number of shares of Restricted Stock to be awarded, the price, if any, to be paid by the recipient of the Restricted Stock, and the date or dates on which the shares of Restricted Stock will vest. The vesting of shares of Restricted Stock may be conditioned upon the completion of a specified period of employment with the Company or its Subsidiaries, upon the attainment of specified performance goals, or upon such other criteria as the Committee may determine in its sole discretion.

        (b)   Stock certificates representing the shares of Restricted Stock awarded to a Participant shall be registered in such Participant's name. Such certificates shall either be held by the Company on behalf of the Participant, or delivered to the Participant bearing a legend to restrict transfer of the certificate until the shares of Restricted Stock have vested, as determined by the Committee. The Committee shall determine whether the Participant shall have the right to vote and/or receive dividends on the shares of Restricted Stock before they have vested. No shares of Restricted Stock may be sold, transferred, assigned, or pledged by the Participant until they have vested in accordance with the terms of the Restricted Stock award. In the event of the Participant's termination of employment before all of his shares of Restricted Stock have vested, or in the event other conditions to the vesting of shares of Restricted Stock have not been satisfied prior to any deadline for the satisfaction of such conditions set forth in the award, the shares of Restricted Stock which have not vested shall be forfeited and any purchase price paid by the Participant shall be returned to such Participant. At the time the shares of Restricted Stock vest (and, if the Participant has been issued legended certificates representing the shares of Restricted Stock, upon the return of such certificates to the Company), a certificate for such vested shares shall be delivered to the Participant (or the Beneficiary designated by such Participant in the event of death), free of all restrictions.

        (c)   Notwithstanding the vesting conditions set forth in the Restricted Stock award, (i) the Committee may in its discretion accelerate the vesting of the shares of Restricted Stock at any time, and (ii) all shares of Restricted Stock shall vest upon a Change in Control of the Company (as defined in Section 6.10).

3.2   Terms and Conditions of Deferred Units

        (a)   A "Deferred Unit" is a unit that is equal to one share of Common Stock which is used to measure the benefits payable to an employee or an Eligible Director under a Deferred Unit award. Each Deferred Unit award shall be subject to such terms and conditions as the Committee, in its discretion, may from time to time determine.

        (b)   The Deferred Unit award shall specify the number of Deferred Units awarded, the price, if any, to be paid by the recipient of the Deferred Units and the date or dates on which the Deferred Units will vest. The vesting of Deferred Units may be conditioned upon the completion of a specified period of service with the Company or its Subsidiaries, upon the attainment of specified performance goals, or upon such other criteria as the Committee may determine in its sole discretion.

        (c)   The Company shall set up an appropriate record (the "Deferred Unit Ledger") that shall from time to time reflect the name of each Participant, the number of Deferred Units awarded to him and the date or dates on which the Deferred Units will vest.

        (d)   The Committee shall determine whether the Participant shall have the right to receive dividends on the Deferred Units before they have vested. In such cases, it is intended that the amount of the payment shall be equal to the dividend that the Participant would have received had he been the owner of a number of shares of Common Stock equal to the number of Deferred Units credited to him in the Deferred Unit Ledger as of the dividend record date. Notwithstanding the foregoing, no amount shall be paid to a Participant with respect to Deferred Units held by such Participant on a dividend record date but forfeited by him prior to the dividend payment date. No shares of Common Stock subject to a Deferred Unit award may be sold, transferred, assigned or pledged by the Participant until the Deferred Units have vested in accordance with the terms of the Deferred Unit award. In the event of a Participant's termination of employment before all of his Deferred Units have vested, or in the event other conditions to the vesting of the Deferred Units have not been satisfied prior to any deadline for the satisfaction of such conditions set forth in the award, the Deferred Units which have not vested shall be forfeited and any purchase price paid by the Participant shall be returned to such Participant.

        (e)   Upon the vesting of the Deferred Units, as determined by the Committee, a certificate for the number of shares of Common Stock equal to the number of vested Deferred Units held by the Participant shall be delivered to such Participant (or the Beneficiary designated by such Participant in the event of death), free of all restrictions. Notwithstanding the vesting conditions set forth in the Deferred Unit award, (i) the Committee may in its discretion accelerate the vesting of the Deferred Units at any time, and (ii) the Deferred Units shall vest upon a Change in Control of the Company (as defined in Section 6.10).

3.3   Supplemental Payment on Vesting of Restricted Stock and Deferred Units

        The Committee, either at the time of grant or at the time of vesting of Restricted Stock or Deferred Units, may provide for a Supplemental Payment by the Company to the Participant in an amount specified by the Committee which shall not exceed the amount necessary to pay the federal income tax payable with respect to both the vesting of the Restricted Stock or Deferred Units and receipt of the Supplemental Payment, assuming the Participant is taxed at the maximum effective federal income tax rate applicable thereto and has not elected to recognize income with respect to the Restricted Stock or Deferred Units before the date such Restricted Stock or Deferred Units vest. The Supplemental Payment shall be paid within 30 days of each date that the Restricted Stock or Deferred Units vest. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.

3.4   Eligible Director Awards

        With respect to Restricted Stock, Deferred Units and Supplemental Payment awards to Eligible Directors, the Board shall make all determinations otherwise assigned to the Committee under this Article III and any reference to "employment" shall be changed to "service."

3.5   Awards Prior to the IPO

        Notwithstanding the foregoing, prior to the IPO, the Board shall make all determinations otherwise assigned to the Committee under Article III with respect to Restricted Stock, Deferred Units and Supplemental Payment awards to eligible employees (except for the Senior Executives). With respect to Restricted Stock, Deferred Units and Supplemental Payment awards to the Senior Executives, prior to the IPO, the Transocean Committee shall make all determinations otherwise assigned to the Committee under Article III.

IV. CASH AWARDS

4.1   Terms and Conditions of Cash Awards

        A "Cash Award" is a cash bonus paid solely on account of the attainment of one or more objective performance goals that have been preestablished by the Committee. Each Cash Award shall be subject to such terms and conditions, restrictions and contingencies, if any, as the Committee shall determine. Restrictions and contingencies limiting the right to receive a cash payment pursuant to a Cash Award shall be based on the achievement of single or multiple performance goals over a performance period established by the Committee. No employee shall receive Cash Awards during any calendar year aggregating in excess of $1 million.

4.2   Eligible Director Awards

        With respect to Cash Awards to Eligible Directors, the Board shall make all determinations otherwise assigned to the Committee under Article IV.

4.3   Awards Prior to the IPO

        Notwithstanding the foregoing, prior to the IPO, the Board shall make all determinations otherwise assigned to the Committee under Article IV with respect to Cash Awards to eligible employees (except for the Senior Executives). With respect to Cash Awards to Senior Executives, prior to the IPO, the Transocean Committee shall make all determinations otherwise assigned to the Committee under Article IV.

V. PERFORMANCE AWARDS

5.1   Terms and Conditions of Performance Awards

        The Committee shall have the right to designate any Option, SAR, Supplemental Payment, Restricted Stock award, Deferred Unit award or Cash Award as a "Performance Award." The grant or vesting of a Performance Award shall be subject to the achievement of performance objectives (the "Performance Objectives") established by the Committee based on one or more of the following criteria, in each case applied to the Company on a consolidated basis and/or to a business unit, and either as an absolute measure or as a measure of comparative performance relative to a peer group of companies: sales, operating profits, operating profits before interest expense and taxes, net earnings, earnings per share, return on equity, return on assets, return on invested capital, total shareholder return, cash flow, debt to equity ratio, market share, price per share of Common Stock, economic value added, and market value added.

        The Committee shall have the authority to determine whether the Performance Objectives and other terms and conditions of the award are satisfied, and the Committee's determination as to the achievement of Performance Objectives relating to a Performance Award shall be made in writing. Notwithstanding the foregoing provisions, if the Committee intends for a Performance Award to be granted and administered in a manner designed to preserve the deductibility of the compensation resulting from such award in accordance with Section 162(m) of the Code, then the Performance Objectives for such particular Performance Award relative to the particular period of service to which the Performance Objectives relate shall be established by the Committee in writing (a) no later than 90 days after the beginning of such period and (b) prior to the completion of 25% of such period. The Committee shall have no discretion to modify or waive the Performance Objectives or conditions to the grant or vesting of a Performance Award unless such award is not intended to qualify as qualified performance-based compensation under Section 162(m) of the Code and the relevant award agreement provides for such discretion.

5.2   Awards Prior to the IPO

        Notwithstanding the foregoing, prior to the IPO, the Board shall make all determinations otherwise assigned to the Committee under Article V with respect to Performance Awards to eligible employees (except for the Senior Executives). With respect to Performance Awards to the Senior Executives, prior to the IPO, the Transocean Committee shall make all determinations otherwise assigned to the Committee under Article V.

VI. ADDITIONAL PROVISIONS

6.1   General Restrictions

        Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (a) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (b) the consent or approval of any government regulatory body, or (c) an agreement by the recipient of an award with respect to the disposition of shares of Common Stock is necessary or desirable (in connection with any requirement or interpretation of any federal or state securities law, rule or regulation) as a condition of, or in connection with, the granting of such award or the issuance, purchase or delivery of shares of Common Stock thereunder, such award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

        Notwithstanding the foregoing, with respect to awards to eligible employees granted prior to the IPO and to awards to Eligible Directors, the Board shall have the authority and discretion otherwise assigned to the Committee under this Section 6.1. In addition, with respect to awards to the Senior Executives granted prior to the IPO, the Transocean Committee shall have the authority and discretion otherwise assigned to the Committee under this Section 6.1.

6.2   Adjustments for Changes in Capitalization

        From and after the closing date of the IPO, in the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, rights offer, liquidation, dissolution, merger, consolidation, spin-off, sale of assets, payment of an extraordinary cash dividend, or any other change in or affecting the corporate structure or capitalization of the Company, the Committee (or the Board, with respect to Eligible Directors) shall make appropriate adjustment in the number and kind of shares of Common Stock authorized by the Plan (including any limitations on individual awards), in the number, price or kind of shares of Common Stock covered by the awards and in any outstanding awards under the Plan; provided, however, that no such adjustment shall increase the aggregate value of any outstanding award.

6.3   Amendments

        (a)   The Board may amend the Plan from time to time. No such amendment shall require approval by the shareholders unless shareholder approval is required to satisfy Rule 16b-3 under the Exchange Act or Section 162(m) of the Code, or by applicable law or stock exchange requirements.

        (b)   The Committee (or the Board, with respect to Eligible Directors) shall have the authority to amend any award to include any provision which, at the time of such amendment, is authorized under the terms of the Plan; however, no outstanding award may be revoked or altered in a manner unfavorable to the Participant without the written consent of the Participant. Notwithstanding the foregoing, with respect to awards granted to eligible employees prior to the IPO and to awards to Eligible Directors, the Board shall have the authority and discretion otherwise assigned to the Committee under this Section 6.3. In addition, with respect to awards to the Senior Executives granted prior to the IPO, the Transocean Committee shall have the authority otherwise assigned to the Committee under this Section 6.3.

6.4   Cancellation of Awards

        Any award granted under the Plan may be canceled at any time with the consent of the Participant and a new award may be granted to such Participant in lieu thereof, which award may, in the discretion of the Committee, be on more favorable terms and conditions than the canceled award; provided, however, that the exercise or base price of the new award shall not be less than the then current market price of the shares of Common Stock on the date of grant of any outstanding Option or SAR that is relinquished in connection with the grant of such new award.

        Notwithstanding the foregoing, with respect to awards to eligible employees granted prior to the IPO and to awards to Eligible Directors, the Board shall have the authority and discretion otherwise assigned to the Committee under this Section 6.4. In addition, with respect to awards to the Senior Executives granted prior to the IPO, the Transocean Committee shall have the authority and discretion otherwise assigned to the Committee under this Section 6.4.

6.5   Beneficiary

        A Participant may file with the Company a written designation of Beneficiary, on such form as may be prescribed by the Committee (or the Board, prior to the IPO or with respect to Eligible Directors), to receive any Options, SARs, Restricted Stock and Common Stock that become deliverable to the Participant pursuant to the Plan after the Participant's death. A Participant may, from time to time, amend or revoke a designation of Beneficiary. If no designated Beneficiary survives the Participant, the executor or administrator of the Participant's estate shall be deemed to be the Participant's Beneficiary.

6.6   Withholding

        (a)   Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy any applicable withholding tax liability prior to the delivery of any certificate for such shares of Common Stock. Whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any withholding tax liability.

        (b)   An employee entitled to receive shares of Common Stock under the Plan who has not received a cash Supplemental Payment may elect to have the minimum statutory withholding tax liability (or a specified portion thereof) with respect to such shares of Common Stock satisfied by having the Company withhold from such shares of Common Stock otherwise deliverable to the employee a specified number of shares of Common Stock having a value equal to the amount of the tax liability to be satisfied with respect to the shares of Common Stock otherwise deliverable to the employee. An election to have all or a portion of the tax liability satisfied using shares of Common Stock shall comply with such requirements as may be imposed by the Committee (or the Board, prior to the IPO).

6.7   Non-Assignability

        Except as expressly provided in the Plan, no award under the Plan shall be assignable or transferable by the Participant thereof except by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder. During the life of the Participant, awards under the Plan shall be exercisable only by such Participant or by the guardian or legal representative of such Participant.

6.8   Non-Uniform Determinations

        Determinations by the Committee, the Board or the Transocean Committee, whichever is applicable, under the Plan (including, without limitation, determinations of the persons to receive awards under the Plan; the form, amount and timing of such awards; the terms and provisions of such awards and the agreements evidencing same; and provisions with respect to termination of employment or service) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

6.9   No Guarantee of Employment or Directorship

        The grant of an award under the Plan shall not constitute an assurance of continued employment for any period or any obligation of the Board of Directors of the Company to nominate any Director for re-election by the Company's shareholders.

6.10 Change in Control

        A Change in Control of the Company shall be deemed to have occurred as of the first day any one or more of the following conditions shall have been satisfied:

        (a)   The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of shares representing 20% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation or other entity controlled by the Company, (iv) any acquisition by any corporation or other entity pursuant to a transaction which complies with clauses (i), (ii) and (iii) of Section 6.10(c), (v) an acquisition of securities effected in connection with a distribution of any class of Common Stock of the Company to shareholders of Transocean Inc. in a transaction (including any distribution in exchange for shares of capital stock or other securities of Transocean Inc.) intended to qualify as a tax-free distribution under Section 355 of the Code (a "Tax-Free Spin-Off"), (vi) any acquisition by Transocean Inc. or any of its affiliates excluding the Company and its Subsidiaries (collectively, "Transocean"), (vii) any acquisition from Transocean pursuant to a public offering of securities registered under a registration statement filed with the Securities and Exchange Commission, or (viii) any acquisition immediately following which Transocean has beneficial ownership of at least 50% or more of the Outstanding Company Voting Securities; provided that any such acquisition that, but for this clause (viii), would otherwise constitute a Change in Control under this Section 6.10(a) shall be deemed to be a Change in Control at the time that Transocean no longer has beneficial ownership of at least 50% or more of the Outstanding Company Voting Securities, if such individual, entity or group that made such acquisition continues to own 20% or more of the Outstanding Company Voting Securities following such time that Transocean no longer has such beneficial ownership;

        (b)   Individuals who, as of the Effective Date (as defined in Section 6.12), are members of the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Company; provided, however, that for purposes of this Section 6.10, any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by either (i) a vote of at least a majority of the directors then comprising the Incumbent Board or (ii) Transocean, shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than either Transocean or the Board of Directors of the Company; or

        (c)   Consummation of a reorganization, merger, conversion or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then outstanding combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation or other entity resulting from such Business Combination (including, without limitation, a corporation or other entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Voting Securities, (ii) no Person (excluding Transocean and any corporation or other entity resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation or other entity resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of the combined voting power of the then outstanding voting securities of the corporation or other entity resulting from such Business Combination except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation or other entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors of the Company, providing for such Business Combination; or

        (d)   Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company other than in connection with the transfer of all or substantially all of the assets of the Company to Transocean or a transfer to an affiliate or a Subsidiary of the Company.

Notwithstanding the foregoing, no Business Combination between Transocean and the Company and its Subsidiaries or between the Company and its own Subsidiaries shall constitute a Change in Control under this Section 6.10 of the Plan.

6.11 Duration and Termination

        (a)   The Plan shall be of unlimited duration. Notwithstanding the foregoing, no incentive stock option (within the meaning of Section 422 of the Code) shall be granted under the Plan after tenth anniversary of the Effective Date, but awards granted prior to such date may extend beyond such date, and the terms of the Plan shall continue to apply to all awards granted hereunder.

        (b)   The Board may discontinue or terminate the Plan at any time. Such action shall not impair any of the rights of any Participant who has an award outstanding on the date of the Plan's discontinuance or termination without the Participant's written consent.

6.12 Effective Date

        The Plan, as approved by the Board, is effective as of February 10, 2004 (the "Effective Date").

        IN WITNESS WHEREOF, this document has been executed effective as of the Effective Date.

TODCO
By:	/s/ RANDALL A. STAFFORD

Randall A. Stafford
Corporate Secretary

APPENDIX B

TODCO
2005 LONG TERM INCENTIVE PLAN

(Effective May 10, 2005)

TODCO
2005 LONG TERM INCENTIVE PLAN

SECTION 1.

GENERAL PROVISIONS RELATING TO
PLAN GOVERNANCE, COVERAGE AND BENEFITS

1.1   Purpose

        The purpose of the 2005 TODCO Long Term Incentive Plan as set forth herein and as may be amended from time to time (the "Plan") is to provide a means whereby TODCO, a Delaware company (the "Company"), may advance the best interests of the Company and its Parent, if any at any time, and Subsidiaries by providing Outside Directors, Employees and Consultants with additional incentives through the grant of Options to purchase Class A Common Stock of the Company, par value US $0.01 per share ("Common Stock"), shares of Restricted Stock, Other Stock-Based Awards (payable in cash or Common Stock) and Performance Awards, thereby increasing the personal stake of such Outside Directors, Employees and Consultants in the continued success and growth of the Company.

        The Plan provides for payment of various forms of incentive compensation and it is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

        The Plan is adopted and made effective as of May 10, 2005 subject to Company shareholder approval (the "Effective Date") and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 6.6, until all Shares subject to the Plan have been purchased or acquired according to its provisions. However, in no event may any Incentive Award be granted under the Plan after the expiration of ten (10) years from the Effective Date.

1.2   Definitions

        The following terms shall have the meanings set forth below:

          (a)   Award Letter. The written award letter issued by the Company to the Grantee setting forth the terms and conditions pursuant to which an Incentive Award is granted under the Plan, as further described in Section 5.1(a).

          (b)   Board. The Board of Directors of the Company.

          (c)   Code. The Internal Revenue Code of 1986, as amended, and the regulations and other authority promulgated thereunder by the appropriate governmental authority. References herein to any provision of the Code shall refer to any successor provision thereto.

          (d)   Committee. A committee appointed by the Board consisting of not less than two directors as appointed by the Board to administer the Plan. The Plan shall be administered by a committee appointed by the Board consisting of not less than two directors who fulfill the "non-employee director" requirements of Rule 16b-3 under the Exchange Act, the "outside director" requirements of Section 162(m) of the Code and the "independent" requirement of the rules of any national securities exchange or the NASDAQ, as the case may be, on which any of the securities of the Company are traded, listed or quoted, if any. The Committee may be the Compensation Committee of the Board, or any subcommittee of the Compensation Committee, provided that the members of the Committee satisfy the requirements of the previous provisions of this paragraph.

          The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. The Board, in its sole discretion, may bifurcate the powers and duties of the

  Committee among one or more separate committees, or retain all powers and duties of the Committee in a single Committee. The members of the Committee shall serve at the discretion of the Board.

          Notwithstanding the preceding paragraphs, the term "Committee" as used in the Plan with respect to any Incentive Award for an Outside Director shall refer to the entire Board. In the case of an Incentive Award for an Outside Director, the Board shall have all the powers and responsibilities of the Committee hereunder as to such Incentive Award, and any actions as to such Incentive Award may be acted upon only by the Board (unless it otherwise designates in its discretion). When the Board exercises its authority to act in the capacity as the Committee hereunder with respect to an Incentive Award for an Outside Director, it shall so designate with respect to any action that it undertakes in its capacity as the Committee.

          (e)   Consultant. An independent agent, consultant, or any other individual who is not an Outside Director or Employee of the Company (or any Parent or Subsidiary) and who (i), in the opinion of the Committee, is in a position to contribute to the growth or financial success of the Company (or any Parent or Subsidiary), (ii) is a natural person and (iii) provides bona fide services to the Company (or any Parent or Subsidiary), which services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities.

          (f)    Employee. Any Employee of the Company (or any Parent or Subsidiary) within the meaning of Section 3401(c) of the Code (or an individual who has agreed to become an Employee within a time period prescribed by the Committee not to exceed two (2) months) who, in the opinion of the Committee, is in a position to contribute to the growth, development and financial success of the Company (or any Parent or Subsidiary), including, without limitation, officers who are members of the Board.

          (g)   Employment. Employment by the Company (or any Parent or Subsidiary), or by any corporation issuing or assuming an Incentive Award in any transaction described in Section 424(a) of the Code, or by a parent corporation or a subsidiary corporation of such corporation issuing or assuming such Incentive Award, as the parent-subsidiary relationship shall be determined at the time of the corporate action described in Section 424(a) of the Code. In this regard, neither the transfer of a Grantee from Employment by the Company to Employment by any Parent or Subsidiary, nor the transfer of a Grantee from Employment by any Parent or Subsidiary to Employment by the Company, shall be deemed to be a termination of Employment of the Grantee. Moreover, the Employment of a Grantee shall not be deemed to have been terminated because of an approved leave of absence from active Employment on account of temporary illness, authorized vacation or granted for reasons of professional advancement, education, health, or government service, or military leave, or during any period required to be treated as a leave of absence by virtue of any applicable statute, Company personnel policy or agreement. Whether an authorized leave of absence shall constitute termination of Employment hereunder shall be determined by the Committee in its discretion.

          Unless otherwise provided in the Award Letter, the term "Employment" for purposes of the Plan is also defined to include (i) compensatory or advisory services performed by a Consultant for the Company (or any Parent or Subsidiary) and (ii) membership on the Board by an Outside Director.

          (h)   Exchange Act. The Securities Exchange Act of 1934, as amended.

          (i)    Fair Market Value. The Fair Market Value of one share of Common Stock on the date in question is deemed to be (i) the closing sales price on the date of grant of a share of Common Stock as reported on the consolidated reporting system for the securities exchange(s) on which Shares are then listed or admitted to trading (as reported in the Wall Street Journal or other reputable source), or (ii) if not so reported, the average of the closing bid and asked prices for a Share on the date of grant as quoted on the Nasdaq Stock Market, Inc. ("NASDAQ"), or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a Share on the date of grant as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System. If there was no public trade of Common Stock on the date in question, Fair Market Value shall be determined by reference to the last preceding date on which such a trade was so reported.

          If the Company is not a Publicly Held Corporation at the time a determination of the Fair Market Value of the Common Stock is required to be made hereunder, the determination of Fair Market Value for purposes of the Plan shall be made by the Committee in its discretion exercised in good faith. In this respect, the Committee may rely on such financial data, valuations, experts, and other sources, in its discretion, as it deems advisable under the circumstances.

          (j)    Grantee. Any Employee, Consultant or Outside Director who is granted an Incentive Award under the Plan.

          (k)   Immediate Family. With respect to a Grantee, the Grantee's spouse, children or grandchildren (including legally adopted and step children and grandchildren).

          (l)    Incentive Award. A grant of an award under the Plan to a Grantee, including any Nonstatutory Stock Option, Incentive Stock Option, Restricted Stock Award, Other Stock-Based Award or Performance Award.

          (m)  Incentive Stock Option or ISO. A Stock Option granted by the Committee to an Employee under Section 2 which is designated by the Committee as an Incentive Stock Option and intended to qualify as an Incentive Stock Option under Section 422 of the Code.

          (n)   Insider. An individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

          (o)   Nonstatutory Stock Option. A Stock Option granted by the Committee to a Grantee under Section 2 that is not designated by the Committee as an Incentive Stock Option.

          (p)   Other Stock-Based Award. An award granted by the Committee to a Grantee under Section 4.1 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

          (q)   Outside Director. A member of the Board who is not, at the time of grant of an Incentive Award, an Employee of the Company or any Parent or Subsidiary.

          (r)   Parent. Any corporation (whether now or hereafter existing) which constitutes a "parent" of the Company, as defined in Section 424(e) of the Code.

          (s)   Performance Award. An award granted by the Committee to the Grantee under Section 4.3.

          (t)    Performance-Based Exception. The performance-based exception from the tax deductibility limitations of Section 162(m) of the Code, as prescribed in Code Section 162(m) and Treasury Regulation Section 1.162-27(e) (or its successor), which is applicable during such period that the Company is a publicly held corporation as defined in Code Section 162(m).

          (u)   Performance Period. A period of time, as may be determined in the discretion of the Committee and set out in an Award Letter, over which performance is measured for the purpose of determining a Grantee's right to and the payment value of an Incentive Award.

          (v)   Performance Share or Performance Unit. An Incentive Award that is a Performance Award under Section 4.3 representing a contingent right to receive cash or Shares of Common Stock (which may be Restricted Stock) at the end of a Performance Period and which, in the case of Performance

  Shares, is denominated in Common Stock, and in the case of Performance Units is denominated in cash values.

          (w)  Restricted Stock. Shares of Common Stock issued or transferred to a Grantee pursuant to Section 3.

          (x)   Restricted Stock Award. An authorization by the Committee to issue or transfer Restricted Stock to a Grantee.

          (y)   Restriction Period. The period of time determined by the Committee and set forth in an Award Letter during which the transfer of Restricted Stock by the Grantee is restricted.

          (z)   Share. A share of the Common Stock.

          (aa) Stock Option or Option. Pursuant to Section 2, (i) an Incentive Stock Option granted to an Employee or (ii) a Nonstatutory Stock Option granted to an Employee, Consultant or Outside Director, whereunder such stock option the Grantee has the right to purchase Shares of Common Stock. In accordance with Section 422 of the Code, only an Employee may be granted an Incentive Stock Option.

          (bb) Subsidiary. Any corporation (whether now or hereafter existing) which constitutes a "subsidiary" of the Company, as defined in Section 424(f) of the Code.

1.3   Plan Administration

          (a)   With respect to awards to eligible Employees, Consultants and Outside Directors, the Plan shall be administered by the Committee as defined in Section 1.2(d).

          (b)   Authority of the Committee. Except as may be limited by law and subject to the provisions herein, the Committee shall have full power to (i) select Grantees who shall participate in the Plan; (ii) determine the sizes, duration and types of Incentive Awards; (iii) determine the terms and conditions of Incentive Awards; (iv) determine whether any Shares subject to Incentive Awards will be subject to any restrictions on transfer; (v) construe and interpret the Plan, the terms and conditions of Incentive Awards, the Award Letter or any agreement entered into under the Plan; and (vi) establish, amend, or waive rules for the Plan's administration. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan including, without limitation, correcting any defect, supplying any omission or reconciling any inconsistency in the Plan or any Award Letter. The determinations of the Committee shall be final and binding.

          (c)   Decisions Binding. All determinations and decisions made by the Committee shall be made in its discretion pursuant to the provisions of the Plan, and shall be final, conclusive and binding on all persons including the Company, its stockholders, Employees, Grantees, and their estates and beneficiaries. The Committee's decisions and determinations with respect to any Incentive Award need not be uniform and may be made selectively among Incentive Awards and Grantees, whether or not such Incentive Awards are similar or such Grantees are similarly situated.

          (d)   Modification of Outstanding Incentive Awards. Subject to the stockholder approval requirements of Section 6.6 if applicable, the Committee may, in its discretion, provide for the extension of the exercisability of an Incentive Award, accelerate the vesting or exercisability of an Incentive Award, eliminate or make less restrictive any restrictions contained in an Incentive Award, waive any restriction or other provisions of an Incentive Award, or otherwise amend or modify an Incentive Award in any manner that is either (i) not adverse to the Grantee to whom such Incentive Award was granted or (ii) consented to by such Grantee.

          (e)   Delegation of Authority. The Committee may delegate to designated officers or other Employees of the Company any of its duties under this Plan pursuant to such conditions or limitations as the Committee may establish from time to time; provided, however, the Committee may not delegate to any person the authority to (i) grant Incentive Awards to Employees who are executive officers, or (ii) take any action which would contravene the requirements of Rule 16b-3 under the Exchange Act or the Performance-Based Exception under Section 162(m) of the Code.

1.4   Shares of Common Stock Available for Incentive Awards

        Subject to adjustment under Section 5.5, there shall be available for Incentive Awards under the Plan that are granted wholly or partly in Common Stock (including rights or Stock Options that may be exercised for or settled in Common Stock) 4,000,000 Shares of Common Stock; in addition any Shares under any grants or awards under the TODCO Long-Term Incentive Plan that expire or are forfeited, terminated or otherwise cancelled or that are settled in cash in lieu of shares under the TODCO Long-Term Incentive Plan shall be available for Incentive Awards under this Plan. Of the total amount of Shares available under the Plan, 4,000,000 of the Shares reserved under the Plan shall be available for grants of Incentive Stock Options. Any Shares granted as Incentive Awards based on stock other than as a Stock Option or stock appreciation right shall be counted against the number of Shares available for Incentive Awards under the Plan as two (2) Shares for every one Share issued in connection with such Incentive Award or by which the Incentive Award is valued by reference. The number of Shares of Common Stock that are the subject of Incentive Awards under this Plan, that are forfeited or terminated, or expire unexercised, are settled in cash in lieu of Common Stock or are exchanged for Incentive Awards that do not involve Common Stock, shall again immediately become available for Incentive Awards hereunder; provided that the number of any such Shares with respect to Incentive Awards other than Stock Options or stock appreciation rights that shall again become available for Incentive Awards under the Plan shall be two (2) Shares for each such Share. The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate in accordance with the foregoing. The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that Shares are available for issuance pursuant to Incentive Awards.

        The following limitations shall apply to grants of Incentive Awards to Employees:

          (a)   Subject to adjustment as provided in Section 5.5, the maximum aggregate number of Shares of Common Stock (including Stock Options, Restricted Stock, or Other Stock-Based Awards paid out in Shares) that may be granted in any calendar year pursuant to any Incentive Award held by any individual Employee shall be 2,000,000 Shares.

          (b)   The maximum aggregate cash payout (including Other Stock-Based Awards paid out in cash) with respect to Incentive Awards granted in any calendar year which may be made to any individual Employee shall be $10,000,000.

          (c)   With respect to any Stock Option granted to an Employee that is canceled or repriced, or a stock appreciation right that is repriced, the number of Shares subject to such Stock Option or stock appreciation right shall continue to count against the maximum number of Shares that may be the subject of Stock Options or shares of Common Stock to such Employee to the extent such is required in accordance with Section 162(m) of the Code.

          (d)   The limitations of subsections (a), (b) and (c) above shall be construed and administered so as to comply with the Performance-Based Exception.

1.5   Common Stock Available.

        The Common Stock available for issuance or transfer under the Plan shall be made available from Shares now or hereafter (a) held in the treasury of the Company, (b) authorized but unissued shares, or

(c) shares to be purchased or acquired by the Company. No fractional shares shall be issued under the Plan; payment for fractional shares shall be made in cash.

1.6   Participation

          (a)   Eligibility. Employees, Consultants and/or Outside Directors may become eligible for Incentive Awards. The Committee shall from time to time designate those Employees, Consultants and/or Outside Directors, if any, to be granted Incentive Awards under the Plan, the type of Incentive Awards granted, the number of Shares or Stock Options, as the case may be, which shall be granted to each such person, and any other terms or conditions relating to the Incentive Awards as it may deem appropriate to the extent not inconsistent with the provisions of the Plan. A Grantee who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time.

          (b)   Incentive Stock Option Eligibility. No Consultant or Outside Director shall be eligible for the grant of any Incentive Stock Option. In addition, no Employee shall be eligible for the grant of any Incentive Stock Option who owns or would own immediately before the grant of such Incentive Stock Option, directly or indirectly, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any Parent or Subsidiary. This restriction does not apply if, at the time such Incentive Stock Option is granted, the Exercise Price with respect to the Incentive Stock Option is at least one hundred and ten percent (110%) of the Fair Market Value on the date of grant and the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. For the purpose of the immediately preceding sentence, the attribution rules of Section 424(d) of the Code shall apply for the purpose of determining an Employee's percentage ownership in the Company or any Parent or Subsidiary. This paragraph shall be construed consistent with the requirements of Section 422 of the Code.

SECTION 2.

STOCK OPTIONS

2.1   Grant of Stock Options

        The Committee is authorized to grant (a) Nonstatutory Stock Options to Employees, Consultants and/or Outside Directors and (b) Incentive Stock Options to Employees only (provided, however, that Incentive Stock Options granted to individuals who have agreed to become an Employee shall not be deemed to be granted until the first date the Employee actually commenced Employment) in accordance with the terms and conditions of the Plan, and with such additional terms and conditions, not inconsistent with the Plan, as the Committee shall determine in its discretion. Successive grants may be made to the same Grantee whether or not any Stock Option previously granted to such person remains unexercised.

2.2   Stock Option Terms

          (a)   Award Letter. Each grant of a Stock Option shall be evidenced by a written Award Letter. Among its other terms and conditions, each Award Letter shall set forth the extent to which the Grantee shall have the right to exercise the Stock Option following termination of the Grantee's Employment.

          (b)   Number of Shares. Each award of a Stock Option shall specify the number of Shares of Common Stock to which it pertains.

          (c)   Exercise Price. The price at which a share of Common Stock may be purchased pursuant to each Stock Option (the "Exercise Price") shall be determined by the Committee; provided, however, that the Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value per Share on the date the Stock Option is granted (110% for an Incentive Stock Option granted to 10% or greater stockholders pursuant to Section 1.6(b)). Each Stock Option shall specify the method of exercise which shall be consistent with the requirements of Section 2.3(a).

          (d)   Term. In the Award Letter, the Committee shall fix the term of each Stock Option (which shall be not more than ten (10) years from the date of grant for Stock Option grants or five (5) years for ISO grants to ten percent (10%) or greater stockholders pursuant to Section 1.6(b)). In the event no term is fixed, such term shall be ten (10) years from the date of grant.

          (e)   Exercise. The Committee shall determine the time or times at which a Stock Option may be exercised in whole or in part. Each Stock Option may specify the required period of continuous Employment and/or the performance objectives to be achieved before the Stock Option or portion thereof will become exercisable. Each Stock Option, the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of designated performance objectives, may specify a minimum level of achievement in respect of the specified performance objectives below which no Stock Options will be exercisable and a method for determining the number of Stock Options that will be exercisable if performance is at or above such minimum but short of full achievement of the performance objectives. All such terms and conditions shall be set forth in the Award Letter.

2.3   Stock Option Exercises

          (a)   Method of Exercise and Payment. Stock Options shall be exercised by the delivery of a signed written notice of exercise to the Company as of a date set by the Company in advance of the effective date of the proposed exercise. The notice shall set forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

          The Exercise Price shall be payable to the Company in full in cash or its equivalent, or subject to prior approval by the Committee in its discretion, (i) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, or (ii) by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, or (iii) by a combination of (i) and (ii) above. Any payment in Shares shall be effected by the surrender of such Shares to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Stock Option is exercised. Unless otherwise permitted by the Committee in its discretion, the Grantee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Stock Option for financial reporting purposes.

          As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver, or cause to be delivered, to or on behalf of the Grantee, in the name of the Grantee or other appropriate recipient, Share certificates for the number of Shares purchased under the Stock Option.

          Subject to Section 5.2, during the lifetime of a Grantee, each Option granted to him shall be exercisable only by the Grantee (or his legal guardian in the event of his disability) or by a broker-dealer acting on his behalf pursuant to a cashless exercise under the foregoing provisions of this Section 2.3(a).

          (b)   Restrictions on Share Transferability. The Committee may impose such restrictions on any grant of Stock Options or on any Shares acquired pursuant to the exercise of a Stock Option as it may deem advisable, including, without limitation, restrictions under (i) any buy/sell agreement or right of first refusal, non-competition, and any other agreement between the Company and any of its securities holders or Employees, (ii) any applicable federal securities laws, (iii) the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or (iv) any blue sky or state securities law applicable to such Shares. Any certificate issued to evidence Shares issued upon the exercise of an Incentive Award may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations.

          Any Grantee or other person exercising an Incentive Award may be required by the Committee to give a written representation that the Incentive Award and the Shares subject to the Incentive Award will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its sole discretion, may release any person receiving an Incentive Award from any such representations either prior to or subsequent to the exercise of the Incentive Award.

          (c)   Notification of Disqualifying Disposition of Shares from Incentive Stock Options. Notwithstanding any other provision of the Plan, a Grantee who disposes of Shares of Common Stock acquired upon the exercise of an Incentive Stock Option by a sale or exchange either (i) within two (2) years after the date of the grant of the Incentive Stock Option under which the Shares were acquired or (ii) within one (1) year after the transfer of such Shares to him pursuant to exercise, shall promptly notify the Company of such disposition, the amount realized and his adjusted basis in such Shares.

          (d)   Proceeds of Option Exercise. The proceeds received by the Company from the sale of Shares pursuant to Stock Options exercised under the Plan shall be used for general corporate purposes.

SECTION 3.

RESTRICTED STOCK

3.1   Award of Restricted Stock

          (a)   Grant. In consideration of the performance of Employment by any Grantee who is an Employee, Consultant or Outside Director, Shares of Restricted Stock may be awarded under the Plan by the Committee with such restrictions during the Restriction Period as the Committee may designate in its discretion, any of which restrictions may differ with respect to each particular Grantee. Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee may determine, which consideration may be less than, equal to or more than the Fair Market Value of the shares of Restricted Stock on the grant date. The terms and conditions of each grant of Restricted Stock shall be evidenced by an Award Letter.

          (b)   Immediate Transfer Without Immediate Delivery of Restricted Stock. Unless otherwise specified in the Grantee's Award Letter, each Restricted Stock Award shall constitute an immediate transfer of the record and beneficial ownership of the Shares of Restricted Stock to the Grantee in consideration of the performance of services entitling such Grantee to all voting and other ownership rights in such Shares.

          As specified in the Award Letter, a Restricted Stock Award may limit the Grantee's dividend rights during the Restriction Period in which the shares of Restricted Stock are subject to a "substantial risk of forfeiture" (within the meaning given to such term under Code Section 83) and restrictions on transfer. In the Award Letter, the Committee may apply any restrictions to the dividends that the Committee deems appropriate.

          Shares awarded pursuant to a grant of Restricted Stock may be issued in the name of the Grantee and held, together with a stock power endorsed in blank, by the Committee or Company (or their delegates) or in trust or in escrow pursuant to an agreement satisfactory to the Committee, until such time as the restrictions on transfer have expired. All such terms and conditions shall be set forth in the particular Grantee's Award Letter.

3.2   Restrictions

          (a)   Forfeiture of Restricted Stock. Unless otherwise specified by the Committee in the Award Letter, the Restricted Stock that is subject to restrictions which are not satisfied shall be forfeited and all rights of the Grantee to such Shares shall terminates. Restrictions shall be set forth in the particular Grantee's Award Letter; provided, however, that Restricted Stock granted under the Plan shall be subject to a minimum of a three (3) year vesting period.

          (b)   Removal of Restrictions. The Committee, in its discretion, shall have the authority to remove any or all of the restrictions on the Restricted Stock if it determines that, by reason of a change in applicable law or another change in circumstance arising after the grant date of the Restricted Stock, such action is appropriate.

3.3   Delivery of Shares of Common Stock

        Subject to withholding taxes under Section 6.2 and to the terms of the Award Letter, a stock certificate evidencing the Shares of Restricted Stock with respect to which the restrictions in the Award Letter have been satisfied shall be delivered to the Grantee or other appropriate recipient free of restrictions. Such delivery shall be effected for all purposes when the Company shall have deposited such certificate in the United States mail, addressed to the Grantee or other appropriate recipient.

SECTION 4.

OTHER STOCK-BASED AWARDS

4.1   Grant of Other Stock-Based Awards

        Other Stock-Based Awards may be awarded by the Committee to selected Grantees that are denominated or payable in, valued in whole or in part by reference to, or otherwise related to, Shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan and the goals of the Company. Types of Other Stock-Based Awards include, without limitation, stock appreciation rights ("SARs"), purchase rights, Shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, other rights convertible into Shares, Incentive Awards valued by reference to the value of securities of, or the performance of, the Company or a specified Subsidiary, division or department, and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or any Parent or Subsidiary. As is the case with other Incentive Awards, Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other Incentive Awards.

4.2   Other Stock-Based Award Terms

          (a)   Written Agreement. The terms and conditions of each grant of an Other Stock-Based Award shall be evidenced by an Award Letter.

          (b)   Purchase Price. Except to the extent that an Other Stock-Based Award is granted in substitution for an outstanding Incentive Award or is delivered upon exercise of a Stock Option, the amount of consideration required to be received by the Company shall be either (i) no consideration other than services actually rendered (in the case of authorized and unissued shares) or to be rendered, or (ii) in the case of an Other Stock-Based Award in the nature of a purchase right, consideration (other than services rendered or to be rendered) at least equal to fifty percent (50%) of the Fair Market Value of the Shares covered by such grant on the date of grant (or such other percentage higher than 50% that is required by applicable tax or securities law). Notwithstanding the foregoing, with respect to an Incentive Award for a SAR, the exercise price per share of Common Stock shall not be less than one hundred percent (100%) of Fair Market Value of a share of Common Stock on the date of the grant of the stock appreciation right.

          (c)   Performance Criteria and Other Terms. In its discretion, the Committee may specify such criteria, periods or goals for vesting in Other Stock-Based Awards and payment thereof to the Grantee as it shall determine; and the extent to which such criteria, periods or goals have been met shall be determined by the Committee. All terms and conditions of Other Stock-Based Awards shall be determined by the Committee and set forth in the Award Letter.

          (d)   Payment. Other Stock-Based Awards may be paid in Shares of Common Stock or other consideration, including cash, related to such Shares, in a single payment or in installments on such dates as determined by the Committee, all as specified in the Award Letter.

          (e)   Dividends. The Grantee of an Other Stock-Based Award shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of Shares covered by the Other Stock-Based Award, unless (and to the extent) otherwise as determined by the Committee and set forth in the Award Letter. The Committee may also provide in the Award Letter that the amounts of any dividends or dividend equivalent shall be deemed to have been reinvested in additional Shares of Common Stock.

4.3   Performance Awards

          (a)   Grant. The Committee is authorized to grant Performance Awards to selected Grantees who are Employees or Consultants. Performance Awards may be by reference to Performance Shares or Performance Units, and may at the discretion of the Committee, be awarded to comply with the Performance-Based Exception. Each grant of Performance Awards shall he evidenced by an Award Letter in such amounts and upon such terms as shall be determined by the Committee. The Committee may make grants of Performance Awards in such a manner that more than one Performance Period is in progress concurrently. For each Performance Period, the Committee shall establish the number of Performance Awards and their contingent values which may vary depending on the degree to which performance criteria established by the Committee are met.

          (b)   Performance Criteria. The Committee may establish performance goals applicable to Performance Awards based upon criteria in one or more of the following categories: (i) performance of the Company as a whole, (ii) performance of a segment of the Company's business, and (iii) individual performance and either as an absolute measure or as a measure of comparative performance relative to peer group of companies. Performance criteria for the Company shall relate to the achievement of predetermined financial and operating objectives for the Company and its Subsidiaries on a consolidated basis. Performance criteria for a segment of the Company's business shall relate to the achievement of financial and operating objectives of the segment for which the participant is accountable. Examples of performance criteria may include sales, free cash flow, revenue, pre-tax or after-tax profit levels, including: earnings per share, operating earnings, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, net operating profits after tax, and net income; total stockholder return; return on assets, equity, capital or investment; cash flow and cash flow return on investment; economic value added and economic profit; growth in earnings per share, debt to equity ratio, market share, price per share of Common Stock, economic value added and market value added; levels of operating expense and maintenance expense or measures of customer satisfaction and customer service as determined from time to time including the relative improvement therein. Individual performance criteria shall relate to a participants overall performance, taking into account, among other measures of performance, the attainment of individual goals and objectives. The performance goals may differ among Grantees.

          (c)   Modification. If the Committee determines, in its discretion exercised in good faith, that the established performance measures or objectives are no longer suitable to the Company's objectives because of a change in the Company's business, operations, corporate structure, capital structure, or other conditions the Committee deems to be appropriate, the Committee may modify the performance measures and objectives to the extent it considers such modification to be necessary.

          (d)   Payment. The basis for payment of Performance Awards for a given Performance Period shall be the achievement of those performance objectives determined by the Committee at the beginning of the Performance Period as specified in the Grantee's Award Letter. If minimum performance is not achieved for a Performance Period, no payment shall be made and all contingent rights shall cease. If minimum performance is achieved or exceeded, the number of Performance Awards may be based on the degree to which actual performance exceeded the pre-established minimum performance standards. The amount of payment shall be determined by multiplying the number of Performance Awards granted at the beginning of the Performance Period times the final Performance Award value. Payments shall be made, in the discretion of the Committee as specified in the Award Letter.

SECTION 5.

PROVISIONS RELATING TO PLAN PARTICIPATION

5.1   Plan Conditions

          (a)   Award Letter. Each Grantee to whom an Incentive Award is granted shall be provided an Award Letter by the Company, in such form as is provided by the Committee. The Award Letter shall contain specific terms as determined by the Committee, in its discretion, with respect to the Grantee's particular Incentive Award. Such terms need not be uniform among all Grantees or any similarly situated Grantees. The Award Letter may include, without limitation, vesting, forfeiture and other provisions particular to the particular Grantee's Incentive Award, as well as, for example, provisions to the effect that the Grantee (i) shall not disclose any confidential information acquired during Employment with the Company, (ii) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (iii) shall not interfere with the employment or other service of any Employee, (iv) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (v) shall forfeit an Incentive Award if terminated for Cause, (vi) shall not be permitted to make an election under Section 83(b) of the Code when applicable, and (vii) shall be subject to any other agreement between the Grantee and the Company regarding Shares that may be acquired under an Incentive Award including, without limitation, an agreement restricting the transferability of Shares by Grantee. An Award Letter shall include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any individual Grantee.

          (b)   No Right to Employment. Nothing in the Plan or any instrument executed pursuant to the Plan shall create any Employment rights (including without limitation, rights to continued Employment) in any Grantee or affect the right of the Company to terminate the Employment of any Grantee at any time without regard to the existence of the Plan.

          (c)   Securities Requirements. The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any Shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities, and the requirements of any securities exchange on which Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares of Common Stock pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its discretion, deems necessary or desirable.

5.2   Transferability and Exercisability

        Incentive Awards granted under the Plan shall not be transferable or assignable other than: (a) by will or the laws of descent and distribution or (b) pursuant to a qualified domestic relations order (as defined by Section 414(p) of the Code); provided, however, only with respect to Incentive Awards of Nonstatutory Stock Options, the Committee may, in its discretion, authorize all or a portion of the Nonstatutory Stock Options to be granted on terms which permit transfer by the Grantee to (i) the members of the Grantee's Immediate Family, (ii) a trust or trusts for the exclusive benefit of such Immediate Family (except that Grantee may also be a beneficiary of such trust), or (iii) a partnership in which such members of such Immediate Family are the only partners (except that Grantee may also be a partner), provided that (A) there may be no consideration for any such transfer, (B) the Award Letter pursuant to which such Nonstatutory Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 5.2, and (C) subsequent transfers of transferred Options shall be prohibited except in accordance with clauses (a) and (b) (above) of this sentence. Following any permitted transfer, any Incentive Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term "Grantee" shall be deemed to refer to the transferee. The termination of employment events in the Award Letter shall continue to be applied with respect to the original Grantee, and the Incentive Award shall be exercisable by the transferee only to the extent, and for the periods, specified in the Award Letter.

Except as may otherwise be permitted under the Code, in the event of a permitted transfer of a Nonstatutory Stock Option hereunder, the original Grantee shall remain subject to withholding taxes upon exercise. In addition, the Company shall have no obligation to provide any notices to a transferee including, for example, of the termination of an Incentive Award following the original Grantee's termination of employment.

In the event that a Grantee terminates employment with the Company to assume a position with a governmental, charitable, educational or other nonprofit institution, the Committee may, in its discretion, subsequently authorize a third party, including but not limited to a "blind" trust, to act on behalf of and for the benefit of such Grantee regarding any outstanding Incentive Awards held by the Grantee subsequent to such termination of employment. If so permitted by the Committee, a Grantee may designate a beneficiary or beneficiaries to exercise the rights of the Grantee and receive any distribution under the Plan upon the death of the Grantee.

No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Grantee's enforceable will or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 5.2 shall be void and ineffective. All determinations under this Section 5.2 shall be made by the Committee in its discretion.

5.3   Rights as a Stockholder

          (a)   No Stockholder Rights. Except as otherwise provided in Section 3.1(b)for grants of Restricted Stock, a Grantee of an Incentive Award (or a permitted transferee of such Grantee) shall have no rights as a stockholder with respect to any Shares of Common Stock until the issuance of a stock certificate for such Shares.

          (b)   Representation of Ownership. In the case of the exercise of an Incentive Award by a person or estate acquiring the right to exercise such Incentive Award by reason of the death or disability of a Grantee, the Committee may require reasonable evidence as to the ownership of such Incentive Award or the authority of such person and may require such consents and releases of taxing authorities as the Committee may deem advisable.

5.4   Listing and Registration of Shares of Common Stock

        The exercise of any Incentive Award granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which Shares of Common Stock are traded. The Committee may, in its discretion, defer the effectiveness of any exercise of an Incentive Award in order to allow the issuance of Shares of Common Stock to be made pursuant to a registration statement, or an exemption from registration, or other methods for compliance available under federal or state securities laws. The Committee shall inform the Grantee in writing of its decision to defer the effectiveness of the exercise of an Incentive Award. During the period that the effectiveness of the exercise of an Incentive Award has been deferred, the Grantee may, by written notice to the Committee, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

5.5   Change in Stock and Adjustments

          (a)   Changes in Law or Circumstances.    In the event of any change in applicable law or any change in circumstances which results in or would result in any dilution of the rights granted under the Plan, or which otherwise warrants an equitable adjustment because it interferes with the intended operation of the Plan, then, if the Committee should so determine, in its absolute discretion, that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Incentive Awards, such adjustment shall be made in accordance with such determination. Such adjustments may include changes with respect to (i) the aggregate number of Shares that may be issued under the Plan, (ii) the number of Shares subject to Incentive Awards, and (iii) the Exercise Price or other price per Share for outstanding Incentive Awards. Any adjustment under this paragraph of an outstanding Incentive Stock Option shall be made only to the extent permitted under Code Section 424 and not constituting a "modification" within the meaning of Section 424(h)(3) of the Code unless otherwise agreed to by the Grantee in writing. The Committee shall give notice to each applicable Grantee of such adjustment which shall be effective and binding.

          (b)   Exercise of Corporate Powers.    The existence of the Plan or outstanding Incentive Awards hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company's capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

          (c)   Recapitalization of the Company.    If while there are Incentive Awards outstanding, the Company shall effect any subdivision or consolidation of Shares of Common Stock or other capital readjustment, the payment of a stock dividend, stock split, combination of Shares, recapitalization or other increase or reduction in the number of Shares outstanding, without receiving compensation therefor in money, services or property, then the number of Shares available under the Plan and the number of Shares, Exercise Price and Fair Market Value of Incentive Awards shall (i) in the event of an increase in the number of Shares outstanding, be proportionately increased and the Exercise Price or Fair Market Value of the Incentive Awards awarded shall be proportionately reduced; and (ii) in the event of a reduction in the number of Shares outstanding, be proportionately reduced, and the Exercise Price or Fair Market Value of the Incentive Awards awarded shall be proportionately increased. The Committee shall take such action and whatever other action it deems appropriate, in its discretion, so that the value of each outstanding Incentive Award to the Grantee shall not be adversely affected by a corporate event described in this subsection (c).

          (d)   Issue of Common Stock by the Company.    Except as hereinabove expressly provided in this Section 5.5, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon any conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or Option Price or Fair Market Value of, any Incentive Awards then outstanding under previously granted Incentive Awards; provided, however, in such event, outstanding Shares of Restricted Stock shall be treated the same as outstanding unrestricted Shares of Common Stock.

          (e)   Assumption under the Plan of Outstanding Stock Options.    Notwithstanding any other provision of the Plan, the Committee, in its absolute discretion, may authorize the assumption and continuation under the Plan of outstanding and unexercised stock options or other types of stock-based incentive awards that were granted under a stock option plan (or other type of stock incentive plan or agreement) that is or was maintained by a newly acquired or currently owned corporation or other entity that was merged into, restructured, consolidated with, or whose stock or assets were acquired by, the Company or Subsidiary of the Company as the surviving corporation. Any such action shall be upon such terms and conditions as the Committee, in its discretion, may deem appropriate, including provisions to preserve the holder's rights under the previously granted and unexercised stock option or other stock-based incentive award, such as, for example, retaining an existing exercise price under an outstanding stock option. Any such assumption and continuation of any such previously granted and unexercised incentive award shall be treated as an outstanding Incentive Award under the Plan and shall thus count against the number of Shares reserved for issuance pursuant to Section 1.4.

          (f)    Assumption of Incentive Awards by a Successor.    Subject to the accelerated vesting and other provisions that may apply in the event of a change in control in the Award Letter, in the event of a Corporate Event (defined below), each Grantee shall be entitled to receive, in lieu of the number of Shares subject to Incentive Awards, such shares of capital stock or other securities or property as may be issuable or payable with respect to or in exchange for the number of Shares which Grantee would have received had he exercised the Incentive Award immediately prior to such Corporate Event, together with any adjustments (including, without limitation, adjustments to the Option Price and the number of Shares issuable on exercise of outstanding Stock Options). For this purpose, Shares of Restricted Stock shall be treated the same as unrestricted outstanding Shares of Common Stock. A "Corporate Event" means any of the following: (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, or (iii) a merger, consolidation or combination involving the Company (other than a merger, consolidation or combination (A) in which the Company is the continuing or surviving corporation and (B) which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof). The Committee shall take whatever other action it deems appropriate to preserve the rights of Grantees holding outstanding Incentive Awards.

          Notwithstanding the previous paragraph of this Section 5.5(f), but subject to any accelerated vesting and other provisions as specified in any Award Letter that apply in the event of a change in control, in the event of a Corporate Event (described in the previous paragraph), the Committee, in its discretion, shall have the right and power to:

            (i)    cancel, effective immediately prior to the occurrence of the Corporate Event, each outstanding Incentive Award (whether or not then exercisable) and, in full consideration of such cancellation, pay to the Grantee an amount in cash equal to the excess of (A) the value, as determined by the Committee, of the property (including cash) received by the holders of Common Stock as a result of such Corporate Event over (B) the exercise price of such Incentive Award, if any; provided, however, this subsection (i) shall be inapplicable to an Incentive Award granted within six (6) months before the occurrence of the Corporate Event but only if the Grantee is an Insider and such disposition is not exempt under Rule 16b-3 (or other rules preventing liability of the Insider under Section 16(b) of the Exchange Act) and, in that event, the provisions hereof shall be applicable to such Incentive Award after the expiration of six (6) months from the date of grant; or

            (ii)   provide for the exchange or substitution of each Incentive Award outstanding immediately prior to such Corporate Event (whether or not then exercisable) for another award with respect to the Common Stock or other property for which such Incentive Award is exchangeable and, incident thereto, make an equitable adjustment as determined by the Committee, in its discretion, in the Exercise Price or exercise price of the Incentive Award, if any, or in the number of Shares or amount of property (including cash) subject to the Incentive Award; or

            (iii)  provide for assumption of the Plan and such outstanding Incentive Awards by the surviving entity or its parent.

  The Committee, in its discretion, shall have the authority to take whatever action it deems to be necessary or appropriate to effectuate the provisions of this subsection (f).

          (g)   Substitute Awards.    Incentive Awards granted under the Plan may, at the discretion of the Committee, be granted in substitution or exchange for any other award granted under another plan of the Company or any Subsidiary of the Company. Such substitution and exchange may be granted at any time. If an Incentive Award is granted in substitution or exchange for another award under another plan of the Company or a plan of a Subsidiary, the Committee shall require the surrender of such other award.

5.6   Termination of Employment, Death, Disability and Retirement

        The Committee shall in its sole discretion establish conditions, if any, for inclusion in the applicable Award Letter for any acceleration vesting, lapse of restrictions, the exercise period, the definition of disability and other terms and conditions in the event of termination of Employment, death, disability or retirement.

5.7   Change in Control

        The Committee shall in its sole discretion establish conditions, if any, for inclusion in the applicable Award Letter for the acceleration of vesting, lapse or restrictions and any other terms and conditions in the event of a change in control. The events that shall constitute a change in control shall be specified in the Award Letter.

5.8   Exchange of Incentive Awards

        The Committee may, in its discretion, permit any Grantee to surrender outstanding Incentive Awards in order to exercise or realize his rights under other Incentive Awards or in exchange for the grant of new Incentive Awards, or require holders of Incentive Awards to surrender outstanding Incentive Awards (or comparable rights under other plans or arrangements) as a condition precedent to the grant of new Incentive Awards.

5.9   Financing

        To the extent permitted by the Sarbanes-Oxley Act of 2002 or other applicable law, the Company may extend and maintain, or arrange for and guarantee, the extension and maintenance of financing to any Grantee to purchase Shares pursuant to exercise of an Incentive Award upon such terms as are approved by the Committee and the Board in their discretion.

SECTION 6.

GENERAL

6.1   Funding and Liability of Company

        No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made, or otherwise to segregate any assets. In addition, the Company shall not be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for purposes of the Plan. Although bookkeeping accounts may be established with respect to Grantees who are entitled to cash, Common Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto. The Plan shall not be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto. Any liability or obligation of the Company to any Grantee with respect to an Incentive Award shall be based solely upon any contractual obligations that may be created by this Plan and any Award Letter, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company, the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

6.2   Withholding Taxes

          (a)   Tax Withholding.    The Company shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan or an Incentive Award hereunder.

          (b)   Share Withholding.    With respect to tax withholding required upon the exercise of Stock Options, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of any Incentive Awards, Grantees may elect, subject to the approval of the Committee in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be made in writing, signed by the Grantee, and shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate. Any fraction of a Share required to satisfy such obligation shall be disregarded and the amount due shall instead be paid in cash by the Grantee.

          (c)   Loans.    To the extent permitted by the Sarbanes-Oxley Act of 2002 or other applicable law, the Committee may provide for loans, on either a short term or demand basis, from the Company to a Grantee who is an Employee or Consultant to permit the payment of taxes required by law.

6.3   No Guarantee of Tax Consequences

        Neither the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

6.4   Designation of Beneficiary by Participant

        Each Grantee may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Committee during the Grantee's lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee's death shall be paid to the Grantee's estate.

6.5   Deferrals

        The Committee may permit a Grantee to defer such Grantee's receipt of the payment of cash or the delivery of Shares that would, otherwise be due to such Grantee by virtue of the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Other Stock-Based Awards. If any such deferral election is permitted, the Committee shall, in its discretion, establish rules and procedures for such payment deferrals to the extent consistent with the Code.

6.6   Amendment and Termination

        The Board shall have complete power and authority to terminate or amend the Plan at any time; provided, however, the Board shall not, without the approval of the stockholders of the Company (within the time period required by applicable law, if any) (a) except as provided in Section 5.5, increase the maximum number of Shares which may be issued under the Plan pursuant to Section 1.4, (b) amend the requirements as to the class of Employees eligible to purchase Common Stock under the Plan, (c) to the extent applicable, increase the maximum limits on Incentive Awards to Employees as set for compliance with the Performance-Based Exception, (d) extend the term of the Plan, (e) permit the cancellation Incentive Awards of Options for which the Shares have a current Fair Market Value that is less than the Fair Market Value of the Shares under the Option on the date of grant, or (f) to the extent applicable, decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act.

        No termination, amendment, or modification of the Plan shall adversely affect in any material way any outstanding Incentive Award previously granted to a Grantee under the Plan, without the written consent of such Grantee or other designated holder of such Incentive Award.

        In addition, to the extent that the Committee determines that (a) the listing for qualification requirements of any national securities exchange or quotation system on which the Common Stock is then listed or quoted, if applicable, or (b) the Code (or regulations promulgated thereunder), require stockholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended in such respect without approval of the Company's stockholders.

6.7   Requirements of Law

        The granting of Incentive Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any applicable federal or state securities law, if applicable. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

6.8   Rule 16b-3 Securities Law Compliance and Compliance with Company Policies

        With respect to Insiders to the extent applicable, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act. With respect to all Grantees, transactions under the Plan are intended to comply with Securities Regulation BTR and the Company's insider trading policies as revised from time to time or such other similar Company policies, including but not limited to, policies relating to black out periods. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention. However, to the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee in its discretion.

6.9   Successors

        All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

6.10 Miscellaneous Provisions

          (a)   No Employee, Consultant, Outside Director, or other person shall have any claim or right to be granted an Incentive Award under the Plan. Neither the Plan, nor any action taken hereunder, shall be construed as giving any Employee, Consultant, or Outside Director any right to be retained in the Employment or other service of the Company or any Parent or Subsidiary.

          (b)   No Shares of Common Stock shall be issued hereunder unless counsel for the Company is then reasonably satisfied that such issuance will be in compliance with federal and state securities laws, if applicable.

          (c)   The expenses of the Plan shall be borne by the Company.

          (d)   By accepting any Incentive Award, each Grantee and each person claiming by or through him shall be deemed to have indicated his acceptance of the Plan.

6.11 Severability

        In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision was not included herein.

6.12 Gender, Tense and Headings

        Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the interpretation or construction of the Plan.

6.13 Governing Law

        The Plan shall be interpreted, construed and constructed in accordance with the laws of the State of Delaware without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States.

6.14 Compliance with Code Section 409A

        Notwithstanding anything to the contrary herein, if an Incentive Award, based upon its terms and conditions as determined by the Committee in its sole discretion, is subject to 409A, the terms of the Award Letter shall comply with Code Section 409A and the regulations, notices and guidance thereunder, including but not limited to providing a more restrictive definitions of change in control and disability and such other terms and conditions as determined by the Committee.

[Signature Page Follows]

        IN WITNESS WHEREOF, TODCO has caused this Plan to be duly executed in its name and on its behalf by its duly authorized officer.

TODCO
By:

Name:

Title:

ANNUAL MEETING OF STOCKHOLDERS OF
TODCO

May 10, 2005

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

– PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED –

Please Sign, Date and Return Promptly in the Enclosed Envelope.	☒ Please mark your vote in Blue or Black ink as shown here
1. ELECTION OF CLASS I DIRECTORS:							FOR	AGAINST	ABSTAIN
FOR all nominees	☐	WITHHOLD AUTHORITY for all nominees	☐	FOR ALL EXCEPT (See instructions below)	☐	3. Approval of 2005 TODCO Long Term Incentive Plan	☐	☐	☐
NOMINEES: Thomas N. Amonett, Suzanne V. Baer, Jan Rask
(INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and write the nominee's name on the line below.						4. On any other business that may properly come before the Annual Meeting, in the discretion of the proxies, hereby revoking any proxy or proxies heretofore given by the undersigned

						To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐
	FOR	AGAINST	ABSTAIN
2. Approval of TODCO Long Term Incentive Plan	☐	☐	☐	To include any comments, please mark this box.	☐
SCAN LINE (FPO)

Note: Please sign exactly as your name or names appear on this Proxy Card. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
	Date	Signature of Stockholder	Date	Signature of Stockholder

PROXY

TODCO

Board of Directors Proxy for the Annual Meeting of Stockholders at 8:00 a.m., Tuesday, May 10, 2005
Westchase Hilton Hotel, 9999 Westheimer Houston, Texas

The undersigned stockholder of TODCO (the "Company") hereby appoints Jan Rask and Randall A. Stafford, or either of them, each with full power of substitution, to vote the shares of the undersigned at the above-stated Annual Meeting and any adjournment(s) or postponements thereof:

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN. IF A CHOICE IS NOT INDICATED WITH RESPECT TO AN ITEM, THIS PROXY WILL BE VOTED (1) "FOR" EACH OF THE CLASS I DIRECTOR NOMINEES; (2) "FOR" APPROVAL OF THE TODCO LONG TERM INCENTIVE PLAN; AND (3) "FOR" APPROVAL OF THE TODCO 2005 LONG TERM INCENTIVE PLAN. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM (4). THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

(Continued and to be signed on the reverse side)

TODCO P.O. BOX 11139 NEW YORK, NY 10203-0139
COMMENTS:

QuickLinks

TODCO
TODCO
GENERAL INFORMATION
The Board of Directors recommends a vote FOR each Class I Director nominee.
REPORT OF THE AUDIT COMMITTEE
REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE
Summary Compensation Table
Option Grants in Last Fiscal Year
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
Long-Term Incentive Plan Awards in Last Fiscal Year
Proposal 2 Approval of TODCO Long Term Incentive Plan
Proposal 3 Approval of TODCO 2005 Long Term Incentive Plan
APPENDIX A
TODCO LONG-TERM INCENTIVE PLAN
I. GENERAL
II. OPTIONS AND STOCK APPRECIATION RIGHTS
III. RESTRICTED STOCK AND DEFERRED UNITS
IV. CASH AWARDS
V. PERFORMANCE AWARDS
VI. ADDITIONAL PROVISIONS
APPENDIX B
TODCO 2005 LONG TERM INCENTIVE PLAN (Effective May 10, 2005)
TABLE OF CONTENTS
SECTION 1. GENERAL PROVISIONS RELATING TO PLAN GOVERNANCE, COVERAGE AND BENEFITS
SECTION 2. STOCK OPTIONS
SECTION 3. RESTRICTED STOCK
SECTION 4. OTHER STOCK-BASED AWARDS
SECTION 5. PROVISIONS RELATING TO PLAN PARTICIPATION
SECTION 6. GENERAL